As filed with the Securities and Exchange Commission on April 27, 2015

Registration No. 333-164142

811-5140

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 7

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT X

(formerly, John Hancock Variable Annuity Account V)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(formerly, The Manufacturers Life Insurance Company (U.S.A.))

(Name of Depositor)

(617) 663-3000

(Depositor’s Telephone Number Including Area Code)

Copy to:

38500 Woodward Avenue Bloomfield Hills, Michigan 48304	Thomas J. Loftus, Esquire John Hancock Life Insurance Company (U.S.A.) 601 Congress Street Boston, MA 02210-2805

(Address of Depositor’s Principal Executive Offices)	(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on , pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Variable Annuity Insurance Contracts

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Independence Preferred Variable Annuity

Independence 2000 Variable Annuity

Independence Variable Annuity

PREVIOUSLY ISSUED CONTRACTS

April 27, 2015

This Prospectus describes interests in the flexible Purchase Payment deferred combination fixed and variable annuity Contracts listed below that were previously issued by John Hancock Life Insurance Company (“JHLICO”) or John Hancock Variable Life Insurance Company (“JHVLICO”) and subsequently assumed by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”). These Contracts are no longer offered for sale; however, you may make Additional Purchase Payments as permitted under your Contract. In this Prospectus, “we,” “us,” “our,” or “the Company” refers to John Hancock USA. You, the Contract Owner, should refer to the first page of your Contract to determine which Contract you purchased.

This Prospectus describes the variable portion of the Contracts to which you may allocate Additional Purchase Payments, to the extent permitted by your Contract. If you do, your Contract Value (other than amounts allocated to a Fixed Investment Option) and Variable Annuity payments will vary according to the investment performance of the applicable Subaccounts of one of the following Separate Accounts, depending on which Contract you purchased:

John Hancock Life Insurance Company (U.S.A.) Separate Account W	John Hancock Life Insurance Company (U.S.A.) Separate Account R	John Hancock Life Insurance Company (U.S.A.) Separate Account X
Independence (originally issued by JHLICO)	Independence 2000 (originally issued by JHVLICO)	Independence 2000 (originally issued by JHLICO)

	Independence Preferred (originally issued by JHVLICO)	Independence Preferred (originally issued by JHLICO)

We refer to John Hancock Life Insurance Company (U.S.A.) Separate Account W, John Hancock Life Insurance Company (U.S.A.) Separate Account R, and John Hancock Life Insurance Company (U.S.A.) Separate Account X singly as a “Separate Account” and collectively as the “Separate Accounts.” Each Subaccount invests in one of the following Portfolios of John Hancock Variable Insurance Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. Certain Variable Investment Options may not be available under a Contract.

JOHN HANCOCK VARIABLE INSURANCE TRUST

500 Index Trust B	High Yield Trust	Real Estate Securities Trust
Active Bond Trust	International Equity Index Trust B	Short Term Government Income Trust
Blue Chip Growth Trust	International Value Trust	Small Cap Growth Trust
Capital Appreciation Trust	Lifestyle Balanced MVP	Small Cap Value Trust
Core Strategy Trust	Lifestyle Balanced PS Series	Total Bond Market Trust B
Equity-Income Trust	Mid Cap Stock Trust	Ultra Short Term Bond Trust
Fundamental All Cap Core Trust	Mid Value Trust
Global Bond Trust	Money Market Trust B1

1 Subject to restrictions (see “IV. Basic Information – Allocation of Purchase Payments”).

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

John Hancock Annuities Service Center

Overnight Mail Address 30 Dan Road – Suite 55444 Canton, MA 02021-2809 (800) 824-0335	Mailing Address P.O. Box 55444 Boston, MA 02205-5444 www.jhannuities.com

0415:INDPRO	Independence Suite 2015

I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 Act: The Investment Company Act of 1940, as amended.

Accumulation Period: The period between the issue date of the Contract and its Maturity Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as “co-Annuitant.” The Annuitant and co-Annuitant are referred to collectively as “Annuitant.” The Annuitant is as designated on the Contract specification page or in the application.

Annuities Service Center: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to 30 Dan Road – Suite 55444, Canton, MA 02021-2809.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Period: The period when we make annuity payments to you following the Maturity Date.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner. The Beneficiary is as specified in the application, unless changed.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code: The Internal Revenue Code of 1986, as amended.

Company: John Hancock Life Insurance Company (U.S.A.).

Contract: The Variable Annuity contract described by this Prospectus.

Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

Fixed Investment Option: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

General Account: All of the Company’s assets other than assets in its Separate Accounts or any other separate accounts that it may maintain.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Investment Account: An account we established for you which represents your interests in an Investment Option during the Accumulation Period.

Investment Options: The investment choices available to Contract Owners. We refer to the Variable Investment Options and the Fixed Investment Option together as Investment Options.

JHLICO: John Hancock Life Insurance Company.

JHVLICO: John Hancock Variable Life Insurance Company.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Maturity Date: The date on which we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Nonqualified Contract: A Contract which is not issued under a Qualified Plan.

Owner or Contract Owner (“you”): The person, persons, co-Owners or entity entitled to all of the ownership rights under the Contract. The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. We may refer to the Owner in this Prospectus as “you.”

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in a Contract.

Purchase Payment: An amount you pay to us for the benefits provided by a Contract.

Qualified Contract: A Contract issued under a Qualified Plan.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account R, John Hancock Life Insurance Company (U.S.A.) Separate Account W, or John Hancock Life Insurance Company (U.S.A.) Separate Account X, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.

Subaccount: A separate division of the applicable Separate Account.

Surrender Value: The total value of a Contract, minus the annual Contract fee and any applicable premium tax and any withdrawal charges (if applicable). We will determine the amount surrendered or withdrawn as of the date we receive your request in proper form at the Annuities Service Center.

Unpaid Loan: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices and the Statements of Additional Information (the “SAIs”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts were sold. As a result, some terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchased a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract. We disclose all material variations in this Prospectus.

The Contracts described in this Prospectus are no longer offered for sale; however, you may make Additional Purchase Payments as permitted under your Contract.

Prospectuses for Contracts often undergo certain changes in their terms from year to year to reflect changes in the Contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under the Contract, the alteration of administrative procedures and changes in the Investment Options available. Any such change may or may not apply to Contracts issued prior to the effective date of the change. This Prospectus reflects the status of the product as of the date of this Prospectus. Therefore, this Prospectus may contain information that is inapplicable to your Contract. You should consult your Contract to verify whether any particular provision applies to you.

The Variable Investment Options shown on the first page of this Prospectus are those available as of the date of this Prospectus. There may be Variable Investment Options that are not available to you. We may add, modify or delete Variable Investment Options in the future.

When you select one or more of these Variable Investment Options, we invest your money in NAV shares of a corresponding Portfolio of John Hancock Variable Insurance Trust (the “Trust”). The Trust is a so-called “series” type mutual fund registered with the SEC. The investment results of each Variable Investment Option you select will depend on those of the corresponding Portfolio of the Trust. Each of the Portfolios is separately managed and has its own investment objective and strategies. The Trust prospectus contains detailed information about each available Portfolio. Be sure to read that prospectus before selecting any of the Variable Investment Options.

For amounts you don’t wish to invest in a Variable Investment Option, you may be able to allocate these amounts to a Fixed Investment Option if permitted in your local jurisdiction. We invest the assets allocated to the Fixed Investment Option in our General Account and they earn interest at a fixed rate, declared by us, subject to a 3% minimum.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to the John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We refer to the Variable Investment Options and the Fixed Investment Option together as Investment Options.

Section 403(b) Plans. If you purchased this Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), we may restrict your ability to make Additional Purchase Payments unless: (i) we receive the Additional Purchase Payment for the Contract directly from the Section 403(b) Plan through your employer, the 403(b)Plan’s administrator, the 403(b) Plan’s sponsor or in the form of a transfer acceptable to us; (ii) we have entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”); and (iii) unless contained in an Information Sharing Agreement, we have received a written determination by your employer, the 403(b) Plan administrator or the 403(b) Plan sponsor that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).

We may have accepted, rejected or modified any of the terms of a proposed Information Sharing Agreement presented to us, and we made no representation that we would enter into an Information Sharing Agreement with your Section 403(b) Plan.

For more information regarding Section 403(b) Plans, please see “IX. Federal Tax Matters – Qualified Plan Types,” or you may request a copy of the SAI from the Annuities Service Center.

The Contracts were not available in all states. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering an Independence, Independence Preferred or Independence 2000 Variable Annuity Contract. The first table describes the fees and expenses that you paid at the time that you bought the Contract as well as the fees and expenses you pay when you make Additional Purchase Payments under the Contract, surrender the Contract, or transfer Contract Value between Investment Options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses1

	Independence Variable Annuity	Independence Preferred Variable Annuity	Independence 2000 Variable Annuity
Withdrawal Charge (as % of amount withdrawn or surrendered)[2] 1st year 2nd year 3rd year 4th year 5th year 6th year 7th year Thereafter	8% 8% 8% 7% 7% 6% 6% 0%	8% 8% 8% 7% 7% 6% 6% 0%	7% 6% 5% 4% 3% 2% 1% 0%
Maximum transfer charge[3]	N/A	N/A	$25
[1]	State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment.
[2]	This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of Purchase Payment.
[3]	This charge is not currently imposed, but we reserve the right to do so in the Contract. If we do, it will be taken upon each transfer into or out of any Investment Option beyond an annual limit of not less than 12.

The next table describes the fees and expenses that you pay periodically during the time you own the Contract. This table does not include fees and expenses paid at the Portfolio level.

	Independence Variable Annuity	Independence Preferred Variable Annuity	Independence 2000 Variable Annuity
Maximum Annual Contract Fee[1]	$50	$50	$50
Current Annual Contract Fee[2]	$30	$30	$30

Separate Account Annual Expenses (as a percentage of Contract Value in the Variable Investment Options)[3]
Mortality and Expense Risk Charge[4]	0.90%	1.15%	1.10%
Administrative Services Charge	0.50%	0.35%	0.30%
Total Separate Account Annual Expenses	1.40%	1.50%	1.40%
[1]	This charge is not currently imposed.
[2]	This charge applies only to Contracts of less than $10,000 during the Accumulation Period. It is taken at the end of each Contract Year but, if you surrender a Contract before then, it will be taken at the time of surrender.
[3]	This charge applies to all Accommodator Variable Annuity Contracts. We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options.
[4]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2014)	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees and other expenses	0.25%	1.13%

Examples

The following two examples are intended to help you compare the cost of investing in an Independence Variable Annuity, Independence Preferred Variable Annuity, or Independence 2000 Variable Annuity Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

The first example assumes that you invest $10,000 in a Contract and that your investment has a 5% return each year. This example assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Maximum Portfolio Level Total Operating Expenses
Independence Variable Annuity	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$984	$1,529	$2,010	$2,947
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$264	$812	$1,387	$2,947
Independence Preferred Variable Annuity	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$993	$1,554	$2,051	$3,029
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$273	$837	$1,428	$3,029
Independence 2000 Variable Annuity	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$898	$1,270	$1,670	$2,980
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$268	$822	$1,403	$2,980

The next example also assumes that you invest $10,000 in a Contract and that your investment has a 5% return each year. This example assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Minimum Portfolio Level Total Operating Expenses
Independence Variable Annuity	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$893	$1,250	$1,543	$2,009
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$173	$536	$923	$2,009
Independence Preferred Variable Annuity	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$902	$1,278	$1,590	$2,105
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$182	$563	$970	$2,105
Independence 2000 Variable Annuity	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$805	$989	$1,199	$2,030
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$175	$542	$933	$2,030

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

IV. Basic Information

What is the Contract?

The Contract is a deferred payment Variable Annuity Contract. An “annuity contract” provides a person (known as the “Annuitant” or “payee”) with a series of periodic payments. Because this Contract is also a “deferred payment” Contract, the annuity payments will begin on a future date, called the Contract’s “Maturity Date.” Under a “Variable Annuity” Contract, the amount you have invested can increase or decrease in value daily based upon the value of the Variable Investment Options chosen.

We measure the years and anniversaries of your Contract from its date of issue. We use the term Contract Year to refer to each period of time between anniversaries of your Contract’s date of issue.

Who issued my Contract?

Your Contract was issued either by JHLICO or JHVLICO. Please refer to your Contract for the name of the Company that issued your Contract. JHVLICO was not authorized to sell life insurance products in the State of New York.

Who owns the Contract?

Unless the Contract provides otherwise, the Owner of the Contract is the person who can exercise the rights under the Contract, such as the right to choose the Investment Options or the right to surrender the Contract. In many cases, the person who bought the Contract is the Owner. However, you are free to name another person or entity (such as a trust) as Owner. In writing this Prospectus, we’ve assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion. If a Contract has joint Owners, both must join in any written notice or request.

Is the Owner also the Annuitant?

In many cases, the same person is both the Annuitant and the Owner of a Contract. The Annuitant is the person whose lifetime is used to measure the period of time when we make various forms of annuity payments. Also, the Annuitant receives payments from us under any Annuity Option that commences during the Annuitant’s lifetime. We may have permitted you to name another person as Annuitant if that person met our underwriting standards.

How can I invest money in a Contract?

Purchase Payments

The Contracts described in this Prospectus are no longer available for sale, however, the minimum initial Purchase Payment requirements for the Contracts is outlined in the table below. The minimum Additional Purchase Payment into the Contracts is $50. Currently, we do not enforce this minimum Additional Purchase Payment amount, but may do so in the future.

	Independence:	Independence Preferred:	Independence 2000
Minimum Initial Purchase Payment (Nonqualified):	$1,000	$5,000	$5,000
Minimum Initial Purchase Payment (IRA):	$1,000	$1,000	$1,000
Minimum Initial Purchase Payment (other Qualified):	$1,000	$1,000	$50
Minimum Initial Annuity Direct Deposit Program:	N/A	N/A	$500
Minimum Additional Purchase Payments:	$50	$50	$50

Initial Purchase Payment

When we received your initial Purchase Payment and all necessary information at the Annuities Service Center we issued your Contract and invested your initial Purchase Payment. If the information was not in Good Order, we contacted you to get the necessary information. If for some reason, we were unable to complete this process within five Business Days, we either sent back your money or received your permission to keep it until we received all of the necessary information.

Limits on Additional Purchase Payments

You can make Additional Purchase Payments of up to $500,000 ($1,000,000 for Independence 2000 Contracts) in any one Contract Year ($100,000 into the Fixed Investment Option, after the initial Purchase Payment which could have been as much as $500,000). The total of all new Purchase Payments and transfers that you allocate to any one Variable Investment Option in any one Contract Year may not exceed $1 million (except in the case of Independence Variable Annuity Contracts where the maximum amount you may transfer is $500,000). While the Annuitant is alive and the Contract is in force, you can make Purchase Payments at any time before the Annuitant’s 85th birthday (age 85 1⁄2 for Independence Variable Annuity Contracts). We may waive any of these limits on Purchase Payments.

Ways to Make Additional Purchase Payments

Additional Purchase Payments made by check must be:

•	drawn on a U.S. bank;
•	drawn in U.S. dollars; and
•	made payable to “John Hancock” and sent to the Annuities Service Center.

We credit any Additional Purchase Payments to your Contract received by mail or wire transfer at the close of the Business Day in which we receive them in Good Order at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive an Additional Purchase Payment after the close of a Business Day, we credit it to your Contract on the next Business Day. We will promptly return any Additional Purchase Payment not in Good Order.

We will not accept credit card checks or money orders. Nor will we accept starter or third party checks that fail to meet our administrative requirements. Additional Purchase Payments should be sent to the Annuities Service Center at the address shown on the first page of this Prospectus. You can find information about other methods of making Purchase Payments by contacting us.

Additional Purchase Payments by Wire

You may transmit Additional Purchase Payments by wire through your bank to our bank, as long as you provide appropriate instructions with the transmittal to identify your Contract, and the selected Investment Options (unless you have provided us with standing allocation instructions). Information about our bank, our account number, and the ABA routing number may be obtained from the Annuities Service Center. Banks may charge a fee for wire services.

If your wire order is complete, we will invest the Additional Purchase Payment in your selected Investment Options as of the day we received the wire order. If the wire order is incomplete for an identified Contract, we will immediately return it.

How will the value of my investment in the Contract change over time?

Variable Investment Options

You may invest in any of the Variable Investment Options (subject to any restrictions). Each Variable Investment Option is a Subaccount of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you’ve invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolios of the Variable Investment Options you select and/or upon the interest we credit on each Fixed Investment Option you select.

You bear the investment risk that your Contract Value will increase or decrease to reflect the investment results of the Contract’s investment Portfolios. Although a Portfolio may invest in other underlying portfolios, you will not have the ability to make those investment decisions. You (and your financial advisor) should carefully consider the features of other variable annuity contracts offered by us or by other life insurance companies, before submitting an Additional Purchase Payment if you would prefer a broader range of investment options.

Restrictions on the Money Market B Investment Option. You are not permitted to make new investments in the Money Market B Investment Option. Transfers of amounts from other Investment Options into the Money Market B Investment Option also are not permitted. If you currently have Contract Value in the Money Market B Investment Option, you may continue to keep that Contract Value in Money Market B, but any transfer or withdrawal from the Money Market B cannot be replaced.

Fixed Investment Options

Each Purchase Payment you allocate to the Fixed Investment Option will earn interest (calculated on a compounded basis) at our declared rate in effect at the time of the deposit into the Fixed Investment Option. From time to time, we declare new rates, subject to a 3% minimum. For purposes of crediting interest, transfers from a Variable Investment Option will be treated as a Purchase Payment.

Under current practice, we credit interest to amounts allocated to the Fixed Investment Option based on the size of the initial Purchase Payment. We credit a higher rate for initial Purchase Payments of $10,000 or more (and those over $10,000 or $25,000 or more for Independence 2000 only). The rate of interest credited on each amount varies based upon when that amount was allocated to the Fixed Investment Option.

What annuity benefits does a Contract provide?

If your Contract is still in effect on its Maturity Date, it enters what is called the Annuity Period. During the Annuity Period, we make a series of fixed or variable payments to you as provided under one of our several Annuity Options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the Maturity Date. Therefore, you should exercise care in selecting your choices that are in effect on the Maturity Date.

You should carefully review the discussion under “VIII. The Annuity Period” for information about all of these choices you can make.

To what extent can John Hancock USA vary the terms and conditions of the Contracts?

State Insurance Law Requirements

Insurance laws and regulations apply to us in every state in which our Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material features and benefits of the Contracts in this Prospectus.

Variations in Charges or Rates

We may vary the charges, durations of Fixed Investment Options, and other terms of our Contracts where special circumstances resulted in sales or administrative expenses, mortality risks or other risks that were different from those normally associated with the Contracts. These include the types of variations discussed under the “Variations in Charges or Rates for Eligible Classes” section of this Prospectus.

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

•	withdrawals (including surrenders and systematic withdrawals);
•	payment of any death benefit proceeds;
•	periodic payments under one of our annuity payment options;
•	certain ownership changes; and
•	any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

•	the type of the distribution;
•	when the distribution is made;
•	the nature of any Qualified Plan for which the Contract is being used, if any; and
•	the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.

A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1⁄2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you paid or on any earnings under the Contract.

A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any additional tax-deferral benefits beyond the treatment provided by the Qualified Plan. The favorable tax-deferral benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plans purchase other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits.

We provide additional information on taxes in the Federal Tax Matters section of this Prospectus. We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.

How can I change my Contract’s Investment Options?

Allocation of Purchase Payments

When you applied for your Contract, you specified the Variable Investment Options or Fixed Investment Options (together, your Investment Options) into which your Purchase Payments were allocated. You may change this investment allocation for future Investment Options to which your Purchase Payments will be allocated at any time. Any change in allocation will be effective as of the receipt of your request at the Annuities Service Center.

Except as noted below, we do not impose a limit on the number of Investment Options to which you may allocate Purchase Payments at any one time during the Accumulation Period. For limits imposed during the Annuity Period, please see “Choosing Fixed or Variable Annuity Payments” in “VII. The Annuity Period.”

Restrictions on the Money Market B Investment Option. You are not permitted to make new investments in the Money Market B Investment Option. Transfers of amounts from other Investment Options into the Money Market B Investment Option also are not permitted. If you currently have Contract Value in the Money Market B Investment Option, you may continue to keep that Contract Value in Money Market B, but any transfer or withdrawal from the Money Market B cannot be replaced. However, if you are enrolled in an Asset Rebalancing Program that includes scheduled transfers of Contract Value into the Money Market Investment Option, then the program will continue to make those transfers (see “Special Transfer Services – Asset Rebalancing Program” in this section, below).

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Investment Options, subject to the restrictions set forth below. To make a transfer, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. Although your Contract may impose restrictions on the maximum dollar amount that may be transferred among Variable Investment Options, we currently do not enforce these restrictions.

We do not impose a charge for transfer requests under your Contract.

Frequent Transfer Restrictions. Variable investment options in variable annuity and variable life insurance products can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract.

Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our dollar-cost averaging program or our Asset Rebalancing program, (b) transfers from a Fixed Investment Option at the end of its fixed investment period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (d) transfers made during the Annuity Period (these transfers are subject to a 30-day notice requirement, however, as described below). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfer-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-day period after such transfer a Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

•	restricting the number of transfers made during a defined period;
•	restricting the dollar amount of transfers;
•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
•	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law), and to prohibit a transfer less than 30 days prior to the Contract’s Maturity Date, and to reimpose the annual limit of 12 transfers as stated in your Contract.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

During the Annuity Period, you may not make any transfer that would result in more than four Investment Options being used at once. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply.

We impose additional restrictions that apply specifically to transfers involving the Fixed Investment Option. You may not:

•	transfer assets to or from the Fixed Investment Option during the Annuity Period;
•	transfer assets into the Fixed Investment Option on or within 30 days prior to your Contract’s Maturity Date;
•	transfer or deposit (exclusive of the initial Purchase Payment) more than $100,000 into the Fixed Investment Option during a Contract Year;
•	make any transfers into the Fixed Investment Option within six months of a transfer out of the Fixed Investment Option; or
•	transfer out of the Fixed Investment Option more than once during a Contract Year and only within 10 days before or after the anniversary of your Contract’s issuance (“Contract Anniversary”).

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Procedure for Transfers Among Investment Options

You may request a transfer in writing or, if you have authorized telephone transfers, by telephone. All transfer requests should be directed to the Annuities Service Center at the address shown on the first page of this Prospectus. Your request should include:

•	your name;
•	daytime telephone number;
•	Contract number;
•	the names of the Investment Options to and from which assets are being transferred;
•	the amount of each transfer;
•	your signature and date of the request.

Your request becomes effective at the close of the Business Day in which we receive it, in proper form at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive a transfer request, in proper form, after the close of a Business Day, it will become effective at the end of the next Business Day.

Telephone and Electronic Transactions

If you complete a special authorization form, we will permit you to request transfers and withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

•	any loss or theft of your password; or
•	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day are usually effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Dollar-Cost Averaging Program

You may elect, at no cost, to automatically transfer assets from any Variable Investment Option to one or more other Variable Investment Options on a monthly, quarterly, semiannual, or annual basis before annuity payments start. The following conditions apply to the dollar-cost averaging program:

•	you may change your Variable Investment Option allocation instructions at any time in writing or, if you have authorized telephone transfers, by telephone;
•	you may discontinue the program at any time;
•	the program automatically terminates when the Variable Investment Option from which we are taking the transfers has been exhausted;
•	Automatic transfers to or from the Fixed Investment Option are not permitted;
•	the program will automatically terminate after the Maturity Date when payments from one of our Annuity Options begin.

We reserve the right to suspend, modify or terminate the program at any time.

The dollar-cost averaging program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the dollar-cost averaging program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the dollar-cost averaging program does not protect you from market fluctuations in the Variable Investment Option from which we are taking the transfers. If you are interested in the dollar-cost averaging program, you may obtain an authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. You may elect out of the dollar-cost averaging program at any time.

You should consult with your financial advisor to assist you in determining whether the dollar-cost averaging program is suited for your financial needs and investment risk tolerance.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include all Contract Value in your Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the dollar-cost averaging program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We permit asset rebalancing only on the following time schedules:

•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

What fees and charges are deducted from my Contract?

We assess charges and deductions under the Contract against Purchase Payments, Contract Values or withdrawals. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolios’ prospectuses.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks that we assume under the Contracts, as follows:

Separate Account Annual Expenses (as a percentage of average account value)
	Independence Variable Annuity	Independence Preferred Variable Annuity	Independence 2000 Variable Annuity
Mortality and Expense Risk Charge	0.90%	1.15%	1.10%
Administrative Services Charge	0.50%	0.35%	0.30%
Total Separate Account Annual Expenses	1.40%	1.50%	1.40%

These charges do not apply to assets you have in our Fixed Investment Options. We take the deduction proportionally from each Variable Investment Option you are then using.

In return for the mortality risk charge, we assume the risk that Annuitants as a class will live longer than expected, requiring us to pay a greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the Contracts may be higher than we expected when we set the level of the Contracts’ other fees and charges, or that our revenues from such other sources will be less than expected. We deduct the asset-based administrative services charge daily for administrative and clerical services that the Contracts require us to provide. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

Annual Contract Fee

We currently deduct a $30 annual Contract fee at the end of each Contract Year if the Contract has a total value of less than $10,000. We also deduct the annual Contract fee if you surrender your Contract before then. We take the deduction proportionally from each Investment Option you are then using. We will not deduct, however, any portion of the annual Contract fee from the Fixed Investment Option if such deduction would result in an accumulation of amounts allocated to the Fixed Investment Option at less than the guaranteed minimum rate of 3%. In such case, we will deduct that portion of the Contract fee proportionately from the other Investment Options you are using. We reserve the right to increase the annual Contract fee to $50.

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

	Premium Tax Rate[1]
State or Territory	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
GUAM	4.00%	4.00%
ME2	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%

[1]	Based on the state of residence at the time the tax is assessed.
[2]	We pay premium tax upon receipt of Purchase Payment.
[3]	0.08% on Purchase Payments in excess of $500,000.
[4]	Referred to as a “maintenance fee.”

Withdrawal Charge

If you withdraw some of your Purchase Payments from your Contract prior to the Maturity Date or if you surrender (turn in) your Contract, in its entirety, for cash prior to the Maturity Date, we may assess a withdrawal charge. We use this charge to help defray expenses relating to the sales of the Contracts, including commissions paid and other distribution costs.

Here’s how we determine the charge: In any Contract Year, you may withdraw up to 10% of the total value of your Contract (computed as of the beginning of the Contract Year) without the assessment of any withdrawal charge. We refer to this amount as the free Withdrawal Amount. However, if the amount you withdraw or surrender totals more than the free Withdrawal Amount during the Contract Year, we will assess a withdrawal charge on any amount of the excess that we attribute to Purchase Payments you made within seven years of the date of the withdrawal or surrender.

The withdrawal charge percentage depends upon the type of Contract you purchased and the number of years that have elapsed from the date you paid the Purchase Payment to the date of its withdrawal, as follows:

	Independence Variable Annuity	Independence Preferred Variable Annuity	Independence 2000 Variable Annuity
Withdrawal Charge[1]
(as % of amount withdrawn or surrendered)
1st year	8%	8%	7%
2nd year	8%	8%	6%
3rd year	8%	8%	5%
4th year	7%	7%	4%
5th year	7%	7%	3%
6th year	6%	6%	2%
7th year	6%	6%	1%
Thereafter	0%	0%	0%

1This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of Purchase Payment. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown above. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

Solely for purposes of determining the amount of the withdrawal charge, we assume that each withdrawal (together with any associated withdrawal charge) is a withdrawal first from the earliest Purchase Payment, and then from the next earliest Purchase Payment, and so forth until all payments have been exhausted. Once a Purchase Payment has been considered to have been “withdrawn” under these procedures, that Purchase Payment will not enter into any future withdrawal charge calculations. For this purpose, we also consider any amounts that we deduct for the annual Contract charge to have been withdrawals of Purchase Payments

(which means that no withdrawal charge will ever be paid on those amounts). The amount of any withdrawal that exceeds any remaining Purchase Payments that have not already been considered as withdrawn will not be subject to any withdrawal charge.

Here’s how we deduct the withdrawal charge: We deduct the withdrawal charge proportionally from each Investment Option being reduced by the surrender or withdrawal. For example, if 60% of the Withdrawal Amount comes from Investment Option “A” and 40% from Investment Option “B,” then we deduct 60% of the withdrawal charge from Investment Option “A” and 40% from Investment Option “B.” If any such option has insufficient remaining value to cover the charge, we deduct any shortfall pro rata from all of your other Investment Options, based on the value in each. If your Contract as a whole has insufficient Surrender Value to pay the entire charge, we pay you no more than the Surrender Value.

You will find examples of how we compute the withdrawal charge in Appendix A to this Prospectus.

When withdrawal charges don’t apply: We don’t assess a withdrawal charge in the following situations:

•	on amounts applied to an Annuity Option at the Contract’s Maturity Date or to pay a death benefit;
•	on certain withdrawals if you meet the requirement of the nursing home waiver rider (only available on Independence 2000 Variable Annuity Contracts); or
•	on amounts withdrawn to satisfy the minimum distribution requirements for Qualified Plans. (Amounts withdrawn in excess of the minimum distribution requirements for your Contract are subject to any applicable withdrawal charge, however.)

How can I withdraw money from my Contract?

Surrenders and Withdrawals

Prior to your Contract’s Maturity Date, if the Annuitant is living, you may:

•	surrender your Contract for a cash payment of its “Surrender Value”; or
•	make a withdrawal of a portion of your Surrender Value.

The Surrender Value of a Contract is the Contract Value minus the annual Contract fee and any applicable premium tax and withdrawal charges. We will determine the amount surrendered or withdrawn as of the date we receive your request in Good Order at the Annuities Service Center.

Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under “IX. Federal Tax Matters.” Among other things, if you make a full surrender or withdrawal from your Contract before you reach age 59 1⁄2, a 10% penalty tax (in addition to any income tax due) generally applies to any taxable portion of the withdrawal.

We deduct any withdrawal proportionally from each of your Investment Options based on the value in each, unless you direct otherwise. When you take a withdrawal, we deduct any applicable withdrawal charge as a percentage of the total amount withdrawn. We take any applicable withdrawal charge from the amount remaining in a Contract after we process the amount you request.

Without our prior approval, you may not make a withdrawal:

•	for an amount less than $100 ($250 for Independence Variable Annuity Contracts); or
•	if your remaining Contract Value would be less than $1,000.

A withdrawal is not a loan and cannot be repaid. We reserve the right to terminate your Contract if the value of your Contract becomes zero.

Your request to surrender your Contract or to make a withdrawal becomes effective at the close of the Business Day in which we receive it, in Good Order at the Annuities Service Center. Each Business Day ends at the close of daytime trading for the day on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If we receive a request, in Good Order, after the close of a Business Day, it will become effective at the end of the next Business Day.

You generally may not make any surrenders or withdrawals once we begin making payments under an Annuity Option.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of the withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;
•	an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;
•	pursuant to SEC rules, the Money Market B Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or
•	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. We will permit you to continue the existing Rider under the existing Contract, subject to any Rider restrictions on changes of Owner or Annuitant.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax (see “IX. Federal Tax Matters”). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “IX. Federal Tax Matters – Other Qualified Plans”).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

•	you are requesting that we mail the amount withdrawn to an alternate address; or
•	you have changed your address within 30 days of the withdrawal request; or
•	you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

Nursing Home Waiver of Withdrawal Charge Rider

(Available on Independence 2000 Variable Annuity Contracts only)

If you own an Independence 2000 Contract and if permitted by your state, you may have a nursing home waiver of withdrawal charge benefit. Under this benefit, we will waive the withdrawal charges on any withdrawals, provided all the following conditions apply:

•	you become confined to a nursing home beginning at least 90 days after we issue your Contract and prior to the Contract’s Maturity Date;
•	you remain in the nursing home for at least 90 consecutive days and receive skilled nursing care;
•	we receive your request for a withdrawal and adequate proof of confinement no later than 90 days after discharge from the facility; and
•	your confinement is prescribed by a doctor and medically necessary.

This benefit was not available at application if:

•	you were older than 74 years at application; or
•	if you were confined to a nursing home within the past two years.

For a more complete description of the terms and conditions of this benefit, you should refer directly to your Contract.

Systematic Withdrawal Plan

Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we withdraw a percentage or dollar amount from your Contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless otherwise directed, we deduct the requested amount from each applicable Investment Option in the ratio that the value of each bears to the Contract Value. Each systematic withdrawal is subject to any withdrawal charge that would apply to an otherwise comparable non-systematic withdrawal. See “How Will the Value of my Investment in the Contract Change over Time?” and “What Fees and Charges are Deducted from my Contract?” The same tax consequences that apply to other withdrawals also generally apply.

You may cancel the systematic withdrawal plan at any time.

We reserve the right to modify the terms or conditions of the plan at any time without prior notice.

Telephone Withdrawals

If you complete a separate authorization form, you may make requests to withdraw a portion of your Contract Value by telephone. We reserve the right to impose a maximum Withdrawal Amount and procedural requirements regarding this privilege. For additional information regarding telephone procedures, see “IV. Basic Information – Telephone and Electronic Transactions.”

What happens if the Annuitant dies before my Contract’s Maturity Date?

Guaranteed Minimum Death Benefit

Independence Variable Annuity Contracts. If the Annuitant dies before your Contract’s Maturity Date, we will pay a death benefit. If the death occurs before the Contract Anniversary nearest the Annuitant’s 75th birthday, we will pay the greater of:

•	the Contract Value; or
•	the total amount of Purchase Payments made, minus any withdrawals and related withdrawal charges.

If the death occurs on or after the Contract Anniversary nearest the Annuitant’s 75th birthday, we will pay an amount equal to the total value of your Contract.

Independence Preferred Variable Annuity Contracts. If the Annuitant dies before your Contract’s Maturity Date, we will pay a death benefit that is the greatest of:

•	the Contract Value; or
•	the total amount of Purchase Payments made, minus any withdrawals and related withdrawal charges; or
•	in states where permitted by law, the “highest total value” of your Contract as of any third interval anniversary of your Contract to date (preceding the anniversary nearest the Annuitant’s 81st birthday), plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

We calculate the “highest total value” as follows: On the third anniversary of your Contract (and every third anniversary thereafter until the anniversary closest to the Annuitant’s 81st birthday), we compute the total value of your Contract adjusting for Purchase Payments and withdrawals since that anniversary. We compare that amount to the amounts described in the first two bullets. The greatest of these three amounts forms a minimum that may increase on subsequent third interval anniversaries with favorable investment performance and Additional Purchase Payments but will never decrease unless withdrawals are taken.

Independence 2000 Variable Annuity Contracts. If the Annuitant dies before your Contract’s Maturity Date, we will pay a death benefit, that is the greatest of:

•	the Contract Value; or
•	the total amount of Purchase Payments made, minus any withdrawals and related withdrawal charges; or
•	in states where permitted, the highest total value of your Contract as of any “fifth interval anniversary” of your Contract to date, plus any Purchase Payments you have made since that anniversary, minus any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

We calculate the “highest total value” as follows: On each “fifth interval anniversary” of your Contract, we compute the total value of your Contract adjusting for Purchase Payments and withdrawals since that anniversary. We compare that amount to the amounts described in the first two bullets. The greatest of these three amounts forms a minimum which may increase on subsequent fifth interval anniversaries with favorable investment performance and Additional Purchase Payments but will never decrease unless withdrawals are taken.

To determine any “fifth interval anniversary” of your Contract, we count only those anniversaries that occur:

•	before we receive proof of the Annuitant’s death; and
•	before the Annuitant turns age 81.

The initial “fifth interval anniversary” is the fifth anniversary of your Contract if the Annuitant is less than age 81 at that time.

We calculate the death benefit as of the day we receive, at the Annuities Service Center:

•	proof of the Annuitant’s death; and
•	the required instructions as to method of settlement.

All Contracts. Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the Beneficiary you chose prior to the Annuitant’s death. If you have not elected an optional method of settlement, the Beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election.

Distribution Requirements Following Death of Owner

If you did not purchase your Contract under a Qualified Plan, the Code requires that the following distribution provisions apply if you die. We summarize these provisions below (if your Contract has joint Owners, these provisions apply upon the death of the first to die).

In most cases, these provisions do not cause a problem if you are also the Annuitant under your Contract. If you have designated someone other than yourself as the Annuitant, however, your Beneficiary(ies) will have less discretion than you would have had in determining when and how the Contract Value would be paid out.

The Code imposes very similar distribution requirements on Contracts used to fund Qualified Plans. We provide the required provisions for Qualified Plans in separate disclosures and endorsements.

If you die before annuity payments have begun:

•	if the Contract’s designated Beneficiary is your surviving Spouse, your Spouse may continue the Contract as the new Owner without triggering adverse federal tax consequences. See “X. Other Information – Spouse”;
•	if the Beneficiary is not your surviving Spouse or if the Beneficiary is your surviving Spouse but chooses not to continue the Contract, the “entire interest” (as discussed below) in the Contract on the date of your death must be:
o	paid out in full within five years of your death; or
o	where the Beneficiary is an individual, applied in full towards the purchase of a life annuity on the Beneficiary with payments commencing within one year of your death.

If you are the last surviving Annuitant, as well as the Owner, the entire interest in the Contract on the date of your death equals the death benefit that then becomes payable. If you are the Owner but not the last surviving Annuitant, the entire interest equals:

•	the Surrender Value if paid out in full within five years of your death; or
•	where the Beneficiary is an individual, your Contract Value applied in full towards the purchase of a life annuity on the Beneficiary with payments commencing within one year of your death.

If you die on or after annuity payments have begun, any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

We continue to assess the asset-based charges during this period, even though we bear only the expense risk and not any mortality risk (see “IV. Basic Information – What fees and charges are deducted from my Contract? – Asset-Based Charges”).

Notice of the death of an Owner or Annuitant should be furnished promptly to the John Hancock Annuities Service Center.

We will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “IV. Basic Information – How can I withdraw money from my Contract?”). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

You can find more information about optional methods of settlement under “Annuity Options.”

Will I receive a Transaction Confirmation?

We will send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

V. General Information about Us, the Separate Accounts and the Portfolios

The Company

We are a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. We redomesticated under the laws of Michigan on December 30, 1992. We are authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Our principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. We also have an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444, and its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809.

Our ultimate parent is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Company changed its name to John Hancock Life Insurance Company (U.S.A.) on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the death benefit and fixed Annuity Options. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

Effective December 31, 2009, we entered into a merger agreement with John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to the separate account that currently funds your Contract: John Hancock Life Insurance Company (U.S.A.) Separate Account W (formerly John Hancock Variable Annuity Account U), John Hancock Life Insurance Company (U.S.A.) Separate Account R (formerly John Hancock Variable Annuity Account I) or John Hancock Life Insurance Company (U.S.A.) Separate Account X (formerly John Hancock Variable Annuity Account V). Effective at the time of the merger, we became the depositor of John Hancock Life Insurance Company (U.S.A.) Separate Account W, John Hancock Life Insurance Company (U.S.A.) Separate Account R and John Hancock Life Insurance Company (U.S.A.) Separate Account X.

Except for the succession of John Hancock USA as the depositor for the Separate Accounts and to the liabilities and obligations arising under the Contracts, the merger did not affect the Separate Accounts or any provisions of, any rights and obligations under, or any of your allocations among Investment Options under, the Contracts. We will continue to administer and service inforce Contracts of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these Contracts.

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of the following Separate Accounts, depending on the Contract you purchased: John Hancock Life Insurance Company (U.S.A.) Separate Account W, John Hancock Life Insurance Company (U.S.A.) Separate Account R, or John Hancock Life Insurance Company (U.S.A.) Separate Account X. Please refer to your Contract. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio).

The Company established John Hancock Life Insurance Company (U.S.A.) Separate Accounts under Massachusetts law. Each Separate Account’s assets, including the Portfolios’ shares, belong to John Hancock USA. Each Contract provides that amounts held in its Separate Account pursuant to the Contract cannot be reached by any other persons who may have claims against the Company.

The income, gains and losses, whether or not realized, from assets of each Separate Account are credited to or charged against that Separate Account without regard to our other income, gains, or losses. Nevertheless, all obligations arising under the Contracts are general corporate obligations of the Company. Assets of our Separate Accounts may not be charged with liabilities arising out of any of our other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; or to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as a unit investment trust. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Account. If we determine that it would be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in NAV shares of a corresponding Portfolio of John Hancock Variable Insurance Trust.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

Our Managed Volatility Portfolio

In selecting the Portfolios that are available as Investment Options under the Contract, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract. We seek to make available an Investment Option that uses strategies that are intended to lower potential volatility of returns and limit the magnitude of Portfolio losses. These include, but are not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Contracts. The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract.

During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

Fees and expenses of the Portfolios include investment management fees and other operating expenses. The fees and expenses are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.

All of the Portfolios are NAV class shares that are not subject to Rule 12b-1 fees. These NAV class shares commenced operations on April 29, 2005. The NAV class shares of a Portfolio are based upon the expense ratios of the Portfolio’s Series I shares for the year ended December 31, 2014, adjusted to reflect the absence of any Rule 12b-1 fee.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. None of these compensation payments results in any additional charge to you.

Fund of Funds

Each of the John Hancock Variable Insurance Trust’s Core Strategy, Lifestyle Balanced MVP and Lifestyle Balanced PS Series (“JHVIT Funds of Funds”) is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of these JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of the portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You can obtain a copy of a Portfolio’s prospectus, without charge, by contacting us at the Annuities Service Center website, phone number or address shown on the first page of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

Declaration Management & Research LLC
Total Bond Market Trust B Series NAV	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market). To do this, the Portfolio invests at least 80% of its net assets in securities listed in the Barclays U.S. Aggregate Bond Index.

Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]
Active Bond Trust Series NAV	Seeks income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years. As part of its investment strategy, the Portfolio may invest in mortgage-backed securities to a significant extent.

Deutsche Investment Management Americas Inc. (“DIMA”)
Real Estate Securities Trust[2] Series NAV	Seeks to achieve a combination of long-term capital appreciation and current income. To do this, the Portfolio invests at least 80% of its net assets in equity securities of real estate investment trusts (“REITs”) and real estate companies.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

Jennison Associates LLC
Capital Appreciation Trust Series NAV	Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that exceed $1 billion in capitalization and are attractively valued and have above-average growth prospects.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Fundamental All Cap Core Trust Series NAV	Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of highly differentiated companies across the capitalization spectrum with key growth drivers, sustainable cash flow production and high returns on capital.

Short Term Government Income Trust Series NAV	Seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. To do this, the Portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. government or its agencies, authorities, or instrumentalities. The Portfolio’s normal effective duration is no more than 3 years.

Ultra Short Term Bond Trust Series NAV

Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. To do this, the Portfolio normally invests at least 80% of its net assets in a diversified portfolio of domestic, investment grade debt securities.

Note: The Ultra Short Term Bond Portfolio is not a money market fund. Although the Portfolio seeks to preserve the principal value of your investment, the Portfolio’s value fluctuates, and it is possible to lose money by investing in this Investment Option.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
500 Index Trust B Series NAV	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P 500® Index[3] and securities that as a group will behave in a manner similar to the Index.

Money Market Trust B Series NAV

Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

Note: Although the Money Market B Portfolio seeks to preserve the principal value of your investment, it is possible to lose money by investing in this Investment Option. For example, the Money Market B Portfolio could lose money if a security purchased by the Portfolio is downgraded, and the Portfolio must sell the security at less than the original cost of the security. Also, the returns of the Money Market B Subaccount in your Contract may become extremely low or possibly negative whenever the net income earned, if any, by the underlying Money Market B Portfolio is not sufficient to offset the Contract’s expense deductions.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Core Strategy Trust Series NAV	Seeks long term growth of capital; current income is also a consideration. To do this, the Portfolio invests approximately 70% of its total assets in equity securities and portfolios which invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and portfolios which invest primarily in fixed income securities. The Portfolio is a fund of funds and is also authorized to invest in other underlying portfolios and investment companies.

Lifestyle Balanced MVP Series NAV	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 55%.

Lifestyle Balanced PS Series Series NAV	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 50% of its assets in underlying portfolios that invest primarily in equity securities or in futures contracts on equity markets and approximately 50% of its assets in underlying portfolios that invest primarily in fixed-income securities or in futures contracts on fixed-income markets. Underlying portfolios may include ETFs and the Portfolio may invest a significant portion of its assets in ETFs.

Pacific Investment Management Company LLC
Global Bond Trust Series NAV	Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 80% of its net assets in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts and options on such securities.

SSgA Funds Management, Inc.
International Equity Index Trust B Series NAV	Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. To do this, the Portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index,[4] or American Depository Receipts or Global Depository Receipts representing such securities.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

T. Rowe Price Associates, Inc.
Blue Chip Growth Trust Series NAV	Seeks to provide long-term growth of capital. Current income is a secondary objective. To do this, the Portfolio invests at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies that are well established in their industries and have the potential for above-average earnings growth.

Equity-Income Trust Series NAV	Seeks to provide substantial dividend income and also long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

Mid Value Trust Series NAV	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P Midcap 400® Index[3] or the Russell Midcap® Value Index.[5]

Templeton Investment Counsel, LLC
International Value Trust[6] Series NAV	Seeks long-term growth of capital. To do this, the Portfolio invests primarily in equity securities of companies located throughout the world, including emerging markets.

Wellington Management Company, LLP
Mid Cap Stock Trust Series NAV	Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.

Small Cap Growth Trust Series NAV	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

Small Cap Value Trust Series NAV	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to be undervalued.

Western Asset Management Company
High Yield Trust[7] Series NAV	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio invests at least 80% of its net assets in high yield securities, including corporate bonds, preferred stocks, U.S. government and foreign securities, mortgage-backed securities, loan assignments or participations, and convertible securities.

[1]	The Active Bond Trust is subadvised by Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

[2]	RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.

[3]	“Standard & Poor’s,” “S&P 500” and “S&P MidCap 400” are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2015, the market capitalizations of companies included in the S&P 500® Index ranged from $3 billion to $753.4 billion, and as of February 28, 2015, the market capitalizations of companies included in the S&P MidCap 400® Index ranged from $1 billion to $16.7 billion.

[4]	“MSCI All Country World ex-USA Index” is a service mark of Morgan Stanley Capital International Inc. and its affiliates (“MSCI”). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 28, 2015, the market capitalization range of the Index was $306 million to $253 billion.

[5]	“Russell 3000” and “Russell Midcap Value” are trademarks of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 28, 2015, the market capitalizations of companies included in the Russell 3000® Index ranged from $21 million to $748 billion. As of February 28, 2015, the market capitalizations of companies included in the Russell Midcap® Value” Index ranged from $244.2 million to $34.7 billion.

[6]	The International Value Trust is sub-subadvised by Templeton Investment Counsel, LLC under an agreement with Templeton Global Advisors Limited.

[7]	High Yield Trust is sub-subadvised by Western Asset Management Company Limited.

VI. Information About the Fixed Investment Option

In General

All of John Hancock USA’s general assets support its obligations under the Fixed Investment Option (as well as all of its other obligations and liabilities). We invest the assets of the Fixed Investment Option in our General Account. You have no interest in or preferential claim on any of the assets held in our General Account. The investments we purchase with amounts you allocate to the Fixed Investment Option belong to us and we bear all the investment risk on that money as long as it is in this option. You will earn interest at the applicable ownership rate of return even if we experience an investment loss on the assets allocated to this option; any favorable investment performance on these assets, however, belongs to us.

Because of exemptive and exclusionary provisions, interests in the Fixed Investment Option have not been registered under the Securities Act of 1933. We have been advised that the SEC staff has not reviewed the disclosure in this Prospectus relating to the Fixed Investment Option. Disclosure regarding the Fixed Investment Option is, however, subject to certain generally-applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.

How the Fixed Investment Option Works

Each Purchase Payment you allocate to the Fixed Investment Option will earn interest (calculated on a compounded basis) at our declared rate in effect at the time of the deposit into the Fixed Investment Option. From time to time, we declare new rates, subject to a 3% minimum. For purposes of crediting interest, transfers from a Variable Investment Option will be treated as a Purchase Payment.

Under current practice, we credit interest to amounts allocated to the Fixed Investment Option based on the size of the initial Purchase Payment. We credit a higher rate for initial Purchase Payments of $10,000 or more. The rate of interest credited on each amount varies based upon when that amount was allocated to the Fixed Investment Option.

VII. The Accumulation Period

Your Value in our Variable Investment Options

Each Purchase Payment or transfer that you allocate to a Variable Investment Option purchases accumulation units of that Variable Investment Option. Similarly, each withdrawal or transfer that you take from a Variable Investment Option (as well as certain charges that may be allocated to that option) results in a cancellation of such accumulation units.

Valuation of Accumulation Units

To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

dollar amount of transaction divided by value of one accumulation unit for the applicable Variable Investment Option at the time of such transaction

The value of each accumulation unit will change daily depending upon the investment performance of the Portfolio that corresponds to that Variable Investment Option and certain charges we deduct from such Investment Option (see “Variable Investment Option Valuation Procedures”).

Therefore, at any time prior to the Maturity Date, the portion of the Contract Value in any Variable Investment Option can be computed according to the following formula:

number of accumulation units in the applicable Variable Investment Option multiplied by value of one accumulation unit for the Variable Investment Option at that time

Variable Investment Option Valuation Procedures

We compute the net investment return and accumulation unit values for each Variable Investment Option as of the end of each Business Day. On any date other than a Business Day, the accumulation unit value will be the same as the value at the close of the next following Business Day.

Your Value in the Fixed Investment Option

On any date, the total value of your Contract in the Fixed Investment Option equals:

•	the amount of Purchase Payments or transferred amounts allocated to the Fixed Investment Option; minus
•	the amount of any withdrawals or transfers paid out of the Fixed Investment Option; plus
•	interest compounded daily on any amounts in the Fixed Investment Option at the effective annual rate of interest we have declared; minus
•	the amount of any charges and fees deducted from the Fixed Investment Option.

VIII. The Annuity Period

Maturity Date

Your Contract specifies the Maturity Date, when payments from one of our Annuity Options are scheduled to begin. You initially chose a Maturity Date when you completed your application for a Contract. Unless we otherwise permit, the Maturity Date must be:

•	at least 6 months after the date the first Purchase Payment is applied to your Contract; and
•	no later than the maximum age specified in your Contract.

Subject always to these requirements, you may subsequently select an earlier Maturity Date or a later date, so long as it is not more than 5 years after the original Maturity Date. Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Also, if you are selecting or changing your Maturity Date for a Contract issued under a Qualified Plan, special limits apply (see “IX. Federal Tax Matters”). The Annuities Service Center must receive your new selection at least 31 days prior to the new Maturity Date. In the case of Independence Variable Annuity Contracts, if you purchased your Contract in Washington, you cannot change the Maturity Date.

Notice of Maturity Date. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you fail to verify this information, or if you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we will provide as a default Annuity Option A – a life annuity with monthly payments guaranteed for ten years, as described in “Annuity Options” below.

Choosing Fixed or Variable Annuity Payments

During the annuity period, the total value of your Contract must be allocated to no more than four Investment Options. During the annuity period, we offer annuity payments on a fixed basis as one Investment Option, and annuity payments on a variable basis for each Variable Investment Option.

We generally apply (1) amounts allocated to the Fixed Investment Options as of the Maturity Date to provide annuity payments on a fixed basis and (2) amounts allocated to Variable Investment Options to provide annuity payments on a variable basis. If you are using more than four Investment Options on the Maturity Date, we divide your Contract Value pro rata among the four Investment Options with the largest values, based on the amount of the total value of your Contract that you have in each.

Once annuity payments commence, you may not make transfers from fixed to variable or from variable to fixed.

Selecting an Annuity Option

Each Contract provides, at the time of its issuance, for annuity payments to commence on the Maturity Date pursuant to Option A: “Life Annuity with Payments for a Guaranteed Period” for a 10 year period (discussed under “Annuity Options”).

Prior to the Maturity Date, you may select a different Annuity Option. However, if your Contract Value on the Maturity Date is less than $5,000, Option A: “Life Annuity with Payments for a Guaranteed Period” for the 10 year period will apply, regardless of any other election that you have made. You may not change the form of Annuity Option once payments commence.

If the initial monthly payment under an Annuity Option would be less than $50, we may make a single sum payment equal to the total Surrender Value of your Contract on the date the initial payment would be payable. Such single payment would replace all other benefits. Alternatively, if you agree, we will make payments at quarterly, semi-annual, or annual intervals in place of monthly payments.

Subject to that $50 minimum limitation, your Beneficiary may elect an Annuity Option if:

•	you have not made an election prior to the Annuitant’s death;
•	the Beneficiary is entitled to payment of a death benefit of at least $5,000 in a single sum; and
•	the Beneficiary notifies us of the election prior to the date the proceeds become payable.

If the Contract Value, at death or surrender, is less than $5,000, no Annuity Option will be available.

Variable Monthly Annuity Payments

During the Annuity Period, the Contract Value must be allocated to no more than four Investment Options. During the Annuity Period, we offer annuity payments on a variable basis for each Variable Investment Option. If you are using more than four Investment Options on the Maturity Date, under a deferred Contract, we will divide your Contract Value (after deducting any premium tax charge that was not deducted from Purchase Payments) among the four Investment Options with the largest values, pro rata based on the amount of the Contract Value that you have in each.

We determine the amount of the first variable monthly payment under any Variable Investment Option by using the applicable annuity purchase rate for the Annuity Option under which the payment will be made. The Contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the Annuitant or other payee.

The amount of each subsequent Variable Annuity payment under that Variable Investment Option depends upon the investment performance of that Variable Investment Option.

Here’s how it works:

•	We calculate the actual net investment return of the Variable Investment Option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments;
•	If that actual net investment return exceeds the “assumed investment rate” (explained below), the current monthly payment will be larger than the previous one;
•	If the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

Variable Investment Option Valuation Procedures

We compute the net investment return and Annuity Unit values for each Variable Investment Option as of the end of each Business Day. On any date other than a Business Day, the Annuity Unit value will be the same as the value at the close of the next following Business Day.

Assumed Investment Rate

The assumed investment rate for any variable portion of your annuity payments will be 3 1⁄2% per year, except as follows.

You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial Variable Annuity payment will also be higher. Eventually, however, the monthly Variable Annuity payments may be smaller than if you had elected a lower assumed investment rate.

Fixed Monthly Annuity Payments

The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the Annuity Option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the Fixed Annuity Option as of the Maturity Date. We then subtract any applicable premium tax charge and divide the difference by $1,000. We then multiply the result by the greater of:

•	the applicable Fixed Annuity purchase rate shown in the appropriate table in the Contract; or
•	the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the Annuitant, unless prohibited by law.)

Annuity Options

Here are some of the Annuity Options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those Annuity Options listed here and in your Contract.

Two basic Annuity Options are available:

Option A: Life Annuity with Payments for a Guaranteed Period. We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your Beneficiary, and after such period for as long as the payee lives. If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the Fixed Investment Option to a contingent payee, subject to the terms of any supplemental agreement issued.

Federal income tax requirements currently applicable to contracts used with Qualified Plans, including IRAs, provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated Beneficiary.

Option B: Life Annuity without Further Payment on Death of Payee. We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

For Independence Preferred Variable Annuity and Independence 2000 Variable Annuity Contracts:

If the payee is more than 85 years old on the Maturity Date, the following two options are not available:

•	Option A: “Life Annuity with Payments for a Guaranteed Period” for the 5 year period; and
•	Option B: “Life Annuity without Further Payment on the Death of Payee.”

IX. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. The discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distribution paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax advisor if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

General Information Regarding Nonqualified Contracts

(Contracts Not Purchased to Fund an IRA or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing Contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the existing Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

You should consult with your own qualified tax advisor in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax advisor.

Taxation of Annuity Payments

When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of Purchase Payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income tax.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract (issued by John Hancock or by another company) in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals, Transfers and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract, any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same as an actual withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below.

When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment in the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner’s investment in the Contract is increased by the amount included in the transferor’s gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations. However, these tax rules do not apply to a transfer between Spouses or a transfer to a former Spouse incident to a divorce under Code section 1041.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

•	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or
•	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or
•	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

•	if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
•	if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or

•	if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

•	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
•	attributable to the Contract Owner becoming disabled (as defined in the tax law);
•	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and a designated Beneficiary;*
•	made under a single-premium immediate annuity contract; or
•	made with respect to certain annuities issued in connection with structured settlement agreements.

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Value than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Medicare Tax on Unearned Income

A Medicare tax applies to certain unearned income at a maximum rate of 3.8% for taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs),
408A (i.e., Roth IRAs) or 457(b).

You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the expected payout. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

General Information Regarding Qualified Contracts

(Contracts Purchased to Fund an IRA or Other Qualified Plan)

Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of Contracts with the various types of Qualified Plans.

When we issue a Contract in connection with a Qualified Plan (“Qualified Contract”), we will amend the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

You should consult a qualified tax advisor for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.

Additional Purchase Payments to Qualified Contracts

You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments (see “IV. Basic Information – How can I invest money in a Contract?” for information on our Additional Purchase Payment requirements and limitations):

•	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;
•	as a direct or indirect rollover* from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or
•	by making annual contributions to the extent permitted under the Code.

*We use the term “direct rollovers” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollovers” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional Purchase Payment. The Code permits an indirect rollover to be tax-deferred if it is contributed to an IRA within 60 days of receipt. Note that an individual can make only one indirect rollover from his IRA(s) during any 12-month period. The tax law does not limit the number of indirect rollovers from other Qualified Plans to an IRA.

Distribution Requirements

The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.

Traditional IRAs

Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.

Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as an inherited IRA or an inherited Roth IRA.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “IV. Basic Information – How can I invest money in a Contract?” for information on our Purchase Payment requirements.

Distributions from a Traditional IRA

In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59 1⁄2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12-month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.

A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1⁄2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, you should consult your own qualified tax advisor.

If you rollover a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” accounts in retirement plans described in sections 401(a),
403(a), 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to Contracts issued as Roth IRAs. Please read “Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a
401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70 1⁄2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s spouse.

If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax advisor. Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as a Roth IRA.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

•	made after the Owner turns age 59 1⁄2;
•	made after the Owner’s death;
•	attributable to the Owner being disabled; or
•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12-month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1⁄2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “IV. Basic Information – How can I invest money in a Contract?” for additional information.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract.

If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.

Other Qualified Plans

You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans”) include:

Other Qualified Plan Type
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

Other Qualified Plan Type
Section 403(b) Plans or Tax-Sheltered Annuities	Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as “tax-sheltered annuities.” Please see the SAI for information on withdrawal restrictions under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.
Corporate and Self- Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans; however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
Deferred Compensation Plans of State and Local Governments and Tax- Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income. Please see the SAI for information on restrictions under the Texas Optional Retirement Program. You may request a copy of the SAI from the Annuities Service Center.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

Collecting and Using Information

Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as contract values, purchase payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an additional purchase payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract used in a Section 403(b) Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

Contributions to Other Qualified Plans

You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “IV. Basic Information – How can I invest money in a Contract?” for information on our Purchase Payment requirements.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

Distributions from Other Qualified Plans

If permitted under your plan, you may take a withdrawal in the form of a distribution:

•	from Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA; or
•	from a Contract intended for use with a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.

In addition, if your Spouse is your designated beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving Spouse participates, to the extent permitted by your surviving Spouse’s plan. A Beneficiary who is not your surviving Spouse may, if permitted by the plan, make a direct transfer to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a),
403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-Spouse Beneficiary.

You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.

Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with a qualified tax advisor for further information.

Required Minimum Distributions from Other Qualified Plans

Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of:

•	April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 70 1⁄2; or
•	April 1 of the calendar year following the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.

Penalty Tax on Premature Distributions from Other Qualified Plans

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but generally not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of distributions from certain Qualified Contracts, including a SIMPLE IRA, the penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or
•	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, you should consult your own qualified tax advisor.

Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a) or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

If we have to withhold a portion of your distribution, we will treat any amount we withhold as a withdrawal from your Contract.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. You should seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

Designated Roth Accounts within Other Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in governmental deferred compensation plans described in section 457(b) to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

Rollover to a Roth IRA

Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.

You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.

If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract.

Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. If you purchased a Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or the “Plan”), we may restrict your ability to make Additional Purchase Payments unless: (a) we receive the Additional Purchase Payment directly from the Section 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us; (b) we have entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”); and (c) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your
Section 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and we make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Plan.

Additional Purchase Payments. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Plan to a previously issued Contract used in a Section 403(b) Plan. Subject to our receipt of the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we do not receive the Required Documentation and you nonetheless direct us to accept a Purchase Payment, the transfer may be treated as a taxable transaction.

Please see the SAI for information regarding withdrawals under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.

Loans under section 403(b) of the Code

You may be eligible for a loan of some or all of your Contract Value if:

•	We issued your Contract prior to January 1, 2009,
•	Your Contract is intended for use with a retirement plan qualified under section 403(b) of the Code,
•	The retirement plan is not subject to Title 1 of ERISA, and
•	Your retirement plan permits you to request the loan.

Loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid.

Loans are subject to the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time you apply for a loan. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax advisor before exercising any loan privilege for which you are eligible. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax consequences to you.

We deduct the amount of any Unpaid Loans from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

If you have a loan outstanding under a Contract intended for use with a Section 403(b) Plan, any surrender or transfer of your Contract may subject you to income taxation on the amount of the loan balance.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with Puerto Rican “tax qualified” retirement plans, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Advisor

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

X. Other Information

Assignment; Change of Owner or Beneficiary

To qualify for favorable tax treatment, certain Contracts can’t be sold, assigned, discounted, or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the Owner is a trustee under section 401(a) of the Code.

Subject to these limits, while the Annuitant is alive, you may designate someone else as the Owner by written notice to the Annuities Service Center. Before requesting a change of ownership or making an assignment of your Contract, however, you should consider:

•	A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.
•	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.
•	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.
•	Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.

You chose the Beneficiary in the application for the Contract. You may change the Beneficiary by written notice no later than receipt of due proof of the death of the Annuitant. Changes of Owner or Beneficiary will take effect when we receive them, whether or not you or the Annuitant is then alive. However, these changes are subject to:

•	the rights of any assignees of record; and
•	certain other conditions referenced in the Contract.

An assignment, pledge, or other transfer may be a taxable event. See “IX. Federal Tax Matters” above. Therefore, you should consult a competent tax advisor before taking any such action.

Who Purchased A Contract?

We designed these Contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Code. We also offered the Contracts for purchase under:

•	traditional individual retirement annuity plans (“traditional IRAs”) satisfying the requirements of section 408 of the Code;
•	non-deductible IRA plans (“Roth IRAs”) satisfying the requirements of section 408A of the Code;
•	SIMPLE IRA plans adopted under section 408(p) of the Code;
•	Simplified Employee Pension plans (“SEPs”) adopted under section 408(k) of the Code; and
•	annuity purchase plans adopted under section 403(b) of the Code by public school systems and certain other tax-exempt organizations.

We did not offer the Contracts to every type of Qualified Plan, and we reserved the right not to offer the Contracts for all types of Qualified Plans in the future. In certain circumstances, we may have made the Contracts available for purchase under deferred compensation plans maintained by a state or political subdivision or tax exempt organization under section 457 of the Code or by pension or profit-sharing plans qualified under section 401(a) of the Code. We provide general federal income tax information for Contracts purchased in connection with Qualified Plans in “IX. Federal Tax Matters.”

When a Contract forms part of a Qualified Plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Additional requirements may apply to plans that cover a “self-employed individual” or an “owner-employee.” Also, in some cases, certain requirements under the Employee Retirement Income Security Act of 1974 (“ERISA”) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an Owner otherwise would have under a Contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.

We may include certain requirements from the above sources in endorsements to the affected Contracts. In other cases, we do not. In no event, however, do we undertake to assure a Contract’s compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non-tax-qualified retirement plan. Therefore, if you use or plan to use a Contract in connection with such a plan, you must consult with a competent tax advisor to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

To accommodate “employer-related” pension and profit-sharing plans, we provide “unisex” purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an “employer-related” pension or profit-sharing plan should be directed to your employer. Any questions you or your employer have about unisex rates may be directed to the Annuities Service Center.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

Spouse

Some states require that partners to civil unions and domestic partnerships receive the same contractual benefits as Spouses. You should consult with a qualified financial advisor for additional information on your state’s regulations regarding civil unions and domestic partnerships.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain required provisions governing distributions after the death of the Owner.

Reports

At least annually, we will send you (1) a report showing the number and value of the accumulation units in your Contract and (2)  the financial statements of the Portfolios.

Voting Privileges

We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions. We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

Changes to the Separate Accounts

We reserve the right, subject to applicable law, including any required shareholder approval:

•	to transfer assets from the Separate Accounts to another Separate Account or Investment Option by withdrawing the same percentage of each investment in the Separate Accounts with proper adjustments to avoid odd lots and fractions;
•	to add or delete Variable Investment Options;
•	to change the underlying investment vehicles;
•	to operate each Separate Account in any form permitted by law; and
•	to terminate each Separate Account’s registration under the 1940 Act, if such registration should no longer be legally required.

Unless otherwise required under applicable laws and regulations, notice to or approval of Owners will not be necessary for us to make such changes.

Variations in Charges or Rates for Eligible Classes

We may reduce or eliminate the amount of charges and deductions of some Contracts where permitted by state law. The affected Contracts involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the Contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the Contracts.

The entitlement to such variation in charges or rates is determined by us based upon such factors as the following:

•	the size of the initial Purchase Payment;
•	the size of the group or class;
•	the total amount of Purchase Payments expected to be received from the group or class and the manner in which the Purchase Payments were remitted;
•	the nature of the group or class for which the Contracts were being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;
•	the purpose for which the Contracts were being purchased and whether that purpose made it likely that the costs and expenses would be reduced; or
•	the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class.

We made any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a Contract was approved. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time. Any variation in charges or rates will reflect differences in costs and services and will not be unfairly discriminatory to the interests of any Owner.

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company and an affiliate of ours, is the principal underwriter and distributor of the Contract interests offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contract and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contract for sale through broker-dealers that entered into selling agreements for the sale of the Contracts. Broker-dealers sold the Contract through their registered representatives who were appointed by us to act as our insurance agents. Signator Investors, Inc. (“Signator”), a subsidiary of ours, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contract.

JH Distributors may continue to pay compensation to broker-dealers in connection with the promotion or servicing of the Contracts. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangements. Signator compensated its registered representatives for sales of the Contracts on a commission and fee service basis. We may also reimburse Signator for direct and indirect expenses actually incurred in connection with the distribution and servicing of these Contracts.

Signator representatives may have received additional cash or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of Contracts issued by us. From time to time, Signator, at its expense, may also have provided significant additional amounts to broker dealers or other financial services firms which sold or arranged for the sale of the Contracts. Such compensation may have included, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contracts, and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may have been motivated to sell our Contracts instead of Contracts issued by other insurance companies.

We may also continue to pay commissions or overrides to a limited number or affiliated and/or non-affiliated broker-dealers that provided marketing support and training services to the broker-dealer firms that sold and service the Contracts.

Transaction Confirmations

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

Statements of Additional Information

Our Statements of Additional Information (“SAI”) provide additional information about the Contracts and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the SAI with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current SAI without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the SAI and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the SAI below.

For Independence Contracts issued by JHLICO:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT W

(formerly JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U)

Statement of Additional Information

General Information and History

Accumulation Unit Values

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Compensation

Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities

Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Calculation of Annuity Payments

Calculation of Annuity Units

Annuity Unit Values

Mortality Tables

Additional Information about Determining Unit Values

Net Investment Rate

Adjustment of Units and Values

Hypothetical Example Illustrating the Calculation of Accumulation Unit Values and Annuity Unit Values

Purchases and Redemptions of Portfolio Shares

The Separate Account

Liability for Telephone Transfers

Voting Privileges

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

For Independence 2000 or Independence Preferred Contracts issued by JHVLICO:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT R

(formerly JOHN HANCOCK VARIABLE ANNUITY ACCOUNT I)

Statement of Additional Information

General Information and History

Accumulation Unit Values

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Compensation

Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities

Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Calculation of Annuity Payments

Calculation of Annuity Units

Annuity Unit Values

Mortality Tables

Additional Information about Determining Unit Values

Net Investment Rate

Adjustment of Units and Values

Hypothetical Example Illustrating the Calculation of Accumulation Unit Values and Annuity Unit Values

Purchases and Redemptions of Portfolio Shares

The Separate Account

Liability for Telephone Transfers

Voting Privileges

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

For Independence 2000 or Independence Preferred Contracts issued by JHLICO:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT X

(formerly JOHN HANCOCK VARIABLE ANNUITY ACCOUNT V)

Statement of Additional Information

General Information and History

Accumulation Unit Values

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Compensation

Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities

Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Calculation of Annuity Payments

Calculation of Annuity Units

Annuity Unit Values

Mortality Tables

Additional Information about Determining Unit Values

Net Investment Rate

Adjustment of Units and Values

Hypothetical Example Illustrating the Calculation of Accumulation Unit Values and Annuity Unit Values

Purchases and Redemptions of Portfolio Shares

The Separate Account

Liability for Telephone Transfers

Voting Privileges

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2014 and 2013, and its Separate Account financial statements for the year ended December 31, 2014 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2014, including information on our General Account assets that were available at that time to support our guarantees under the Contracts. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

APPENDIX A: Example of Withdrawal Charge Calculation

Assume the Following Facts:

•	On January 1, 1997, you make a $5,000 initial Purchase Payment and we issue you a Contract.
•	On January 1, 1998, you make a $1,000 Purchase Payment.
•	On January 1, 1999, you make a $1,000 Purchase Payment.
•	On January 1, 2000, the total value of your Contract is $9,000 because of good investment earnings.

Now assume you make a withdrawal of $6,000 (no tax withholding) on January 2, 2000. In this case, assuming no prior withdrawals, we would deduct a CDSL of $399.89. We withdraw a total of $6,399.89 from your Contract.

$ 6,000.00 — withdrawal request payable to you
+ 399.89 — withdrawal charge payable to us
$ 6,399.89 — total amount withdrawn from your Contract

Here Is How We Determine the Withdrawal Charge:

(1)     We first reduce your $5,000 initial Purchase Payment by the three annual $30 Contract fees we assessed on January 1, 1998, 1999, and 2000. We withdraw the remaining $4,910 from your Contract.

$ 5,000.00
- 30.00 — 1998 Contract fee payable to us
- 30.00 — 1999 Contract fee payable to us
- 30.00 — 2000 Contract fee payable to us
$ 4,910.00 — amount of your initial Purchase Payment we would consider to be withdrawn

Under the free withdrawal provision, we deduct 10% of the total value of your Contract at the beginning of the Contract Year, or $900 (.10 x $9,000). We pay the $900 to you as part of your withdrawal request, and we assess a withdrawal charge on the remaining balance of $4,010. Because you made the initial Purchase Payment 3 years ago, the withdrawal charge percentage is 7%. We deduct the resulting $280.70 from your Contract to cover the withdrawal charge on your initial Purchase Payment. We pay the remainder of $3,729.30 to you as a part of your withdrawal request.

$ 4,910.00
- 900.00 — free withdrawal amount (payable to you)
$ 4,010.00
x .07
$ 280.70 — withdrawal charge on initial Purchase Payment (payable to us)

$ 4,010.00
- 280.70
$ 3,729.30 — part of withdrawal request payable to you

(2)     We next deem the entire amount of your 1998 Purchase Payment to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this Purchase Payment 2 years ago, the withdrawal charge percentage is 8%. We deduct the resulting $80 from your Contract to cover the withdrawal charge on your 1998 Purchase Payment. We pay the remainder of $920 to you as a part of your withdrawal request.

$ 1,000.00
x .08
$ 80.00 — withdrawal charge on 1998 Purchase Payment (payable to us)

$ 1,000.00
- 80.00
$ 920.00 — part of withdrawal request payable to you

A-1

(3)         We next determine what additional amount we need to withdraw to provide you with the total $6,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $900 from the free Withdrawal Amount, $3,729.30 from your initial Purchase Payment, and $920 from your 1998 Purchase Payment. Therefore, $450.70 is needed to reach $6,000.

$ 6,000.00 — total Withdrawal Amount requested
- 900.00 — free Withdrawal Amount
- 3,729.30 — payment deemed from initial Purchase Payment
- 920.00 — payment deemed from 1998 Purchase Payment
$ 450.70 — additional payment to you needed to reach $6,000

We know that the withdrawal charge percentage for this remaining amount is 8%, because you are already deemed to have withdrawn all Purchase Payments you paid prior to 1999. We use the following formula to determine how much more we need to withdraw:

Remainder due to you = Withdrawal needed – [applicable withdrawal charge percentage times withdrawal needed]

$ 450.70	=	x – [.08x]
$ 450.70	=	.92x
$ 450.70/.92	=	x
$ 489.89	=	x

$ 489.89	—	deemed withdrawn from 1999 Purchase Payment
$ 450.70	—	part of withdrawal request payable to you
$ 39.19	—	withdrawal charge on 1999 Purchase Payment deemed withdrawn (payable to us)

$ 280.70	—	withdrawal charge on the initial Purchase Payment
$ 80.00	—	withdrawal charge on the 1998 Purchase Payment
$ 39.19	—	withdrawal charge on the 1999 Purchase Payment
$ 399.89	—	Total withdrawal charge

A-2

APPENDIX U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of Accumulation Units for each Variable Investment Option during the periods shown.

We use Accumulation Units to measure the value of your investment in a particular Variable Investment Option. Each Accumulation Unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

Indep, Ind 2000 and Ind Pref

John Hancock Life Insurance Company (U.S.A.)

Separate Accounts W, X, and R

Accumulation Unit Values

Independence Variable Annuity, Independence 2000 Variable Annuity, and Independence Preferred Variable Annuity

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05

500 Index Trust B - NAV Shares (units first credited 04-29-2005)

Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	29.41	22.59	19.78	19.69	17.39	13.95	22.53	21.71	19.05	18.46
Value at End of Year	32.89	29.41	22.59	19.78	19.69	17.39	13.95	22.53	21.71	19.05
Independence No. of Units	87,519	91,543	104,311	119,929	140,402	160,561	192,921	242,378	278,756	315,640
JHLICO Independence 2000 No. of Units	23,006	25,281	33,138	37,219	41,529	47,583	59,995	71,214	91,115	157,517
JHVLICO Independence 2000 No. of Units	107,882	125,404	145,809	164,885	198,359	247,031	304,077	393,053	500,880	672,315

Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	28.89	22.22	19.47	19.40	17.15	13.78	22.27	21.48	18.86	18.30
Value at End of Year	32.29	28.89	22.22	19.47	19.40	17.15	13.78	22.27	21.48	18.86
JHLICO Independence Pref. No. of Units	80,080	84,766	92,328	101,539	111,186	123,304	167,913	210,653	246,588	290,658
JHVLICO Independence Pref. No. of Units	149,706	170,195	186,512	213,214	270,489	319,149	382,428	507,679	658,239	831,045

Active Bond Trust - NAV Shares (units first credited 04-29-2005)

Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	35.26	35.69	32.97	31.55	28.09	22.82	25.85	25.19	24.44	24.17
Value at End of Year	37.20	35.26	35.69	32.97	31.55	28.09	22.82	25.85	25.19	24.44
Independence No. of Units	548,803	629,624	714,058	837,828	984,884	1,142,084	1,418,957	1,659,107	1,929,178	2,300,301
JHLICO Independence 2000 No. of Units	10,625	11,731	12,452	14,862	17,524	23,304	31,542	38,426	56,414	76,609
JHVLICO Independence 2000 No. of Units	74,706	82,777	105,144	116,106	134,888	160,937	217,671	291,745	397,223	526,809

Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	25.72	26.05	24.09	23.08	20.57	16.72	18.96	18.50	17.96	17.78
Value at End of Year	27.10	25.72	26.05	24.09	23.08	20.57	16.72	18.96	18.50	17.96
JHLICO Independence Pref. No. of Units	112,544	125,375	154,222	172,047	193,607	195,783	237,503	308,506	374,921	485,661
JHVLICO Independence Pref. No. of Units	215,860	241,066	303,589	362,063	431,408	509,697	613,606	775,536	956,577	1,274,778

Blue Chip Growth Trust - NAV Shares (units first credited 04-29-2005)

Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	55.17	39.56	33.88	33.87	29.54	20.95	36.97	33.23	30.75	29.15
Value at End of Year	59.36	55.17	39.56	33.88	33.87	29.54	20.95	36.97	33.23	30.75
Independence No. of Units	477,331	531,709	591,778	660,037	786,399	905,051	1,084,471	1,266,334	1,485,652	1,760,751
JHLICO Independence 2000 No. of Units	20,374	22,687	27,188	30,238	33,933	40,072	48,010	55,037	70,423	86,098
JHVLICO Independence 2000 No. of Units	88,654	103,179	117,020	136,305	161,343	191,984	232,577	294,738	377,742	481,923

Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	35.94	25.80	22.12	22.13	19.32	13.72	24.23	21.80	20.20	19.16
Value at End of Year	38.64	35.94	25.80	22.12	22.13	19.32	13.72	24.23	21.80	20.20
JHLICO Independence Pref. No. of Units	145,036	170,308	188,720	220,096	257,801	290,132	332,833	408,760	462,037	587,149
JHVLICO Independence Pref. No. of Units	341,190	382,533	427,308	488,534	567,221	620,674	726,895	890,723	1,076,572	1,342,234

Indep, Ind 2000 and Ind Pref

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05

Capital Appreciation Trust - NAV Shares (units first credited 04-28-2006)

Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	10.00	10.00	12.11	12.26	11.12	7.92	12.79	11.61	11.32	—
Value at End of Year	10.00	10.00	10.00	12.11	12.26	11.12	7.92	12.79	11.61	—
Independence No. of Units	97,414	112,063	133,221	157,638	177,908	250,859	287,318	329,823	363,972	—
JHLICO Independence 2000 No. of Units	46,649	50,178	56,882	62,613	70,021	62,405	72,225	82,429	96,865	—
JHVLICO Independence 2000 No. of Units	139,427	154,913	175,786	200,339	247,334	290,518	337,222	420,879	521,878	—

Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	18.46	13.62	11.92	12.08	10.96	7.82	12.65	11.49	11.21	—
Value at End of Year	19.94	18.46	13.62	11.92	12.08	10.96	7.82	12.65	11.49	—
JHLICO Independence Pref. No. of Units	64,129	74,781	82,121	93,380	106,592	117,518	135,308	159,544	188,543	—
JHVLICO Independence Pref. No. of Units	164,135	185,098	211,840	236,151	282,481	306,056	355,702	436,827	515,370	—

Core Strategy Trust - NAV Shares (units first credited 04-29-2013)

Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	13.63	12.50	—	—	—	—	—	—	—	—
Value at End of Year	14.26	13.63	—	—	—	—	—	—	—	—
Independence No. of Units	1,870	—	—	—	—	—	—	—	—	—
JHVLICO Independence 2000 No. of Units	912	912	—	—	—	—	—	—	—	—

Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	12.50	—	—	—	—	—	—	—	—	—
Value at End of Year	14.24	—	—	—	—	—	—	—	—	—
JHLICO Independence Pref. No. of Units	169	—	—	—	—	—	—	—	—	—

Equity-Income Trust - NAV Shares (units first credited 04-29-2005)

Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	12.03	12.03	12.03	12.03	12.03	12.03	25.73	25.24	21.50	20.96
Value at End of Year	12.03	12.03	12.03	12.03	12.03	12.03	12.03	25.73	25.24	21.50
Independence No. of Units	88,015	97,721	102,228	116,729	127,555	165,193	222,904	278,813	296,341	320,155
JHLICO Independence 2000 No. of Units	28,539	32,697	36,519	39,759	44,692	59,033	67,901	82,027	106,831	117,913
JHVLICO Independence 2000 No. of Units	100,550	119,291	136,134	158,943	205,310	250,908	294,835	397,807	515,927	691,609

Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	32.71	25.53	22.06	22.57	19.88	16.05	25.43	24.97	21.29	20.78
Value at End of Year	34.66	32.71	25.53	22.06	22.57	19.88	16.05	25.43	24.97	21.29
JHLICO Independence Pref. No. of Units	108,974	116,737	125,498	137,936	170,909	196,319	218,690	254,497	296,272	357,416
JHVLICO Independence Pref. No. of Units	233,772	280,404	313,346	359,869	422,929	482,973	577,285	725,343	864,886	1,094,799

Fundamental All Cap Core Trust (formerly Optimized All Cap Trust) - NAV Shares (units first credited 04-25-2008)

Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	49.07	36.63	30.04	31.09	26.37	20.84	34.90	—	—	—
Value at End of Year	53.14	49.07	36.63	30.04	31.09	26.37	20.84	—	—	—
Independence No. of Units	1,027,393	1,163,689	1,315,186	1,511,091	1,762,198	2,035,311	2,448,332	—	—	—
JHLICO Independence 2000 No. of Units	35,927	40,976	48,765	59,456	68,071	77,403	89,195	—	—	—
JHVLICO Independence 2000 No. of Units	149,540	177,713	207,923	247,779	313,204	365,722	440,397	—	—	—

Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	33.09	24.73	20.30	21.03	17.86	14.12	23.67	—	—	—
Value at End of Year	35.80	33.09	24.73	20.30	21.03	17.86	14.12	—	—	—
JHLICO Independence Pref. No. of Units	328,757	374,655	400,593	472,320	552,250	648,595	768,838	—	—	—
JHVLICO Independence Pref. No. of Units	789,187	882,299	995,939	1,137,443	1,360,588	1,537,709	1,817,357	—	—	—

Indep, Ind 2000 and Ind Pref

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05

Global Bond Trust - NAV Shares (units first credited 04-29-2005)

Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	23.49	25.22	23.87	22.19	20.38	17.91	19.00	17.58	16.93	12.50
Value at End of Year	23.73	23.49	25.22	23.87	22.19	20.38	17.91	19.00	17.58	16.93
Independence No. of Units	47,812	62,221	69,134	71,546	77,059	85,376	92,841	85,765	108,174	143,651
JHLICO Independence 2000 No. of Units	14,684	15,092	16,181	16,473	17,975	16,538	17,662	19,635	24,266	24,188
JHVLICO Independence 2000 No. of Units	34,979	43,103	52,682	60,566	77,635	106,700	131,907	133,117	167,053	237,956

Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	23.08	24.81	23.50	21.87	20.11	17.68	18.78	17.39	16.77	12.50
Value at End of Year	23.29	23.08	24.81	23.50	21.87	20.11	17.68	18.78	17.39	16.77
JHLICO Independence Pref. No. of Units	24,517	31,591	38,818	43,707	47,209	51,541	64,000	77,252	94,107	125,076
JHVLICO Independence Pref. No. of Units	60,443	74,284	87,010	103,510	118,833	139,405	178,100	205,382	266,663	344,812

Growth & Income Trust (merged into Optimized All Cap Trust eff 04-25-2008) - NAV Shares (units first credited 04-29-2005)

Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	37.27	33.53	31.20
Value at End of Year	—	—	—	—	—	—	—	38.25	37.27	33.53
Independence No. of Units	—	—	—	—	—	—	—	2,946,502	3,474,395	4,010,915
JHLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	106,034	133,277	158,740
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	583,245	774,573	979,581

Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	25.31	22.79	21.23
Value at End of Year	—	—	—	—	—	—	—	25.95	25.31	22.79
JHLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	953,879	1,115,484	1,350,318
JHVLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	2,240,863	2,796,382	3,479,427

High Yield Trust - NAV Shares (units first credited 04-29-2005)

Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	17.46	16.29	13.87	13.91	12.40	8.14	11.71	11.68	10.72	10.47
Value at End of Year	17.21	17.46	16.29	13.87	13.91	12.40	8.14	11.71	11.68	10.72
Independence No. of Units	19,436	21,879	21,565	24,049	32,490	41,281	33,128	50,000	49,424	54,549
JHLICO Independence 2000 No. of Units	2,189	3,022	4,746	6,977	8,554	8,653	10,494	12,821	19,315	18,783
JHVLICO Independence 2000 No. of Units	9,629	14,124	17,846	25,764	32,760	34,530	39,361	54,168	85,585	109,638

Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	17.20	16.06	13.69	13.74	12.27	8.06	11.60	11.59	10.65	10.41
Value at End of Year	16.94	17.20	16.06	13.69	13.74	12.27	8.06	11.60	11.59	10.65
JHLICO Independence Pref. No. of Units	9,299	10,318	12,098	14,248	15,732	15,891	14,157	19,107	17,576	27,146
JHVLICO Independence Pref. No. of Units	22,950	24,649	32,745	35,312	35,974	35,373	36,431	47,698	59,320	72,262

International Equity Index Trust B - NAV Shares (units first credited 04-29-2005)

Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	27.90	24.70	21.27	25.08	22.82	16.68	30.41	26.62	21.24	18.43
Value at End of Year	26.26	27.90	24.70	21.27	25.08	22.82	16.68	30.41	26.62	21.24
Independence No. of Units	230,502	259,725	281,185	341,022	396,894	453,095	560,400	710,892	763,533	821,568
JHLICO Independence 2000 No. of Units	11,811	12,227	13,244	14,876	15,663	21,316	23,095	27,615	32,401	37,548
JHVLICO Independence 2000 No. of Units	25,445	29,237	35,997	42,109	56,297	66,152	80,024	111,144	120,807	119,244

Indep, Ind 2000 and Ind Pref

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05

Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	22.73	20.15	17.36	20.49	18.67	13.65	24.92	21.84	17.44	15.15
Value at End of Year	21.37	22.73	20.15	17.36	20.49	18.67	13.65	24.92	21.84	17.44
JHLICO Independence Pref. No. of Units	53,169	58,923	63,372	70,053	82,546	96,466	114,092	137,243	152,339	181,844
JHVLICO Independence Pref. No. of Units	95,240	107,635	124,687	140,639	164,495	183,714	216,423	277,651	327,849	384,124

International Opportunities Trust (merged into International Growth Stock Trust eff 11-02-2012) - NAV Shares (units first credited 05-01-2005)

Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.50
Value at End of Year	—	—	—	—	—	—	—	—	—	10.61
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	—	389

International Value Trust - NAV Shares (units first credited 05-03-2010)

Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	14.47	14.43	12.26	14.25	13.42	—	—	—	—	—
Value at End of Year	15.50	14.47	14.43	12.26	14.25	—	—	—	—	—
Independence No. of Units	62,220	67,475	88,065	95,835	111,962	—	—	—	—	—
JHLICO Independence 2000 No. of Units	25,095	26,726	28,482	45,174	48,635	—	—	—	—	—
JHVLICO Independence 2000 No. of Units	58,061	69,863	78,684	97,363	109,603	—	—	—	—	—

Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	17.64	14.19	12.07	14.05	13.24	—	—	—	—	—
Value at End of Year	15.21	17.64	14.19	12.07	14.05	—	—	—	—	—
JHLICO Independence Pref. No. of Units	40,733	50,635	53,118	60,997	66,969	—	—	—	—	—
JHVLICO Independence Pref. No. of Units	95,408	109,413	122,476	150,815	182,606	—	—	—	—	—

Large Cap Growth Trust (merged into Capital Appreciation Trust eff 04-28-2006) - NAV Shares (units first credited 04-29-2005)

Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	11.29
Value at End of Year	—	—	—	—	—	—	—	—	—	11.32
Independence No. of Units	—	—	—	—	—	—	—	—	—	438,949
JHLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	—	112,275
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	—	635,218

Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	11.19
Value at End of Year	—	—	—	—	—	—	—	—	—	11.21
JHLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	—	221,305
JHVLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	—	654,872

Large Mid Cap Value Trust - NAV Shares (units first credited 05-01-2005)

Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.50
Value at End of Year	—	—	—	—	—	—	—	—	—	15.76
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	—	—	845

Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.50
Value at End of Year	—	—	—	—	—	—	—	—	—	15.67
JHLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	—	—	259

Indep, Ind 2000 and Ind Pref

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05

Lifestyle Balanced MVP (formerly Lifestyle Balanced Trust) - NAV Shares (units first credited 11-07-2008)

Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	40.80	36.65	33.21	33.46	30.35	23.51	23.77	—	—	—
Value at End of Year	41.95	40.80	36.65	33.21	33.46	30.35	23.51	—	—	—
Independence No. of Units	1,879,575	2,521,429	2,898,102	3,391,451	4,024,285	4,705,943	5,830,379	—	—	—
JHLICO Independence 2000 No. of Units	10,765	36,130	42,922	50,637	58,641	73,486	90,038	—	—	—
JHVLICO Independence 2000 No. of Units	193,616	227,625	258,850	313,653	443,083	525,927	656,584	—	—	—

Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	28.98	26.05	23.63	23.83	21.64	16.78	16.97	—	—	—
Value at End of Year	29.76	28.98	26.05	23.63	23.83	21.64	16.78	—	—	—
JHLICO Independence Pref. No. of Units	225,906	414,944	472,102	554,301	640,805	739,155	901,396	—	—	—
JHVLICO Independence Pref. No. of Units	763,548	874,133	958,905	1,135,983	1,385,445	1,658,141	2,018,650	—	—	—

Lifestyle Balanced PS Series - NAV Shares (units first credited 12-06-2013)

Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	12.64	—	—	—	—	—	—	—	—	—
Value at End of Year	13.21	12.64	—	—	—	—	—	—	—	—
Independence No. of Units	1,039,362	—	—	—	—	—	—	—	—	—
JHLICO Independence 2000 No. of Units	64,061	—	—	—	—	—	—	—	—	—
JHVLICO Independence 2000 No. of Units	7,027	—	—	—	—	—	—	—	—	—

Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	12.64	12.50	—	—	—	—	—	—	—	—
Value at End of Year	13.19	12.64	—	—	—	—	—	—	—	—
JHLICO Independence Pref. No. of Units	326,716	—	—	—	—	—	—	—	—	—
JHVLICO Independence Pref. No. of Units	4,386	235	—	—	—	—	—	—	—	—

Managed Trust (merged into Lifestyle Balanced Trust eff 11-07-2008) - NAV Shares (units first credited 04-29-2005)

Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	30.37	28.65	27.69
Value at End of Year	—	—	—	—	—	—	—	30.53	30.37	28.65
Independence No. of Units	—	—	—	—	—	—	—	7,111,650	8,266,576	9,802,382
JHLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	115,824	154,172	207,369
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	—	—	865,461	1,119,191	1,507,743

Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	21.72	20.51	19.83
Value at End of Year	—	—	—	—	—	—	—	21.81	21.72	20.51
JHLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	1,164,431	1,397,782	1,837,557
JHVLICO Independence Pref. No. of Units	—	—	—	—	—	—	—	2,603,525	3,273,666	4,112,133

Mid Cap Stock Trust - NAV Shares (units first credited 04-29-2005)

Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	51.53	38.19	31.65	35.33	29.12	22.46	40.49	33.22	29.64	25.51
Value at End of Year	54.94	51.53	38.19	31.65	35.33	29.12	22.46	40.49	33.22	29.64
Independence No. of Units	88,014	100,259	102,392	116,508	129,115	146,516	186,188	250,854	268,903	301,613
JHLICO Independence 2000 No. of Units	2,579	2,887	3,310	3,315	4,111	4,094	6,788	7,628	8,462	11,525
JHVLICO Independence 2000 No. of Units	13,830	14,682	15,693	20,536	25,013	27,202	37,362	52,291	62,360	75,084

Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	50.62	37.55	31.15	34.82	28.72	22.17	40.02	32.87	29.35	25.28
Value at End of Year	53.91	50.62	37.55	31.15	34.82	28.72	22.17	40.02	32.87	29.35
JHLICO Independence Pref. No. of Units	93,214	104,950	114,138	134,684	157,687	185,955	218,037	259,642	299,715	355,047
JHVLICO Independence Pref. No. of Units	206,518	234,163	260,159	295,780	351,332	398,381	464,492	562,655	683,924	790,124

Indep, Ind 2000 and Ind Pref

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05

Mid Value Trust - NAV Shares (units first credited 04-29-2005)

Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	34.67	26.74	22.68	24.16	21.09	14.62	22.70	22.90	19.30	18.23
Value at End of Year	37.84	34.67	26.74	22.68	24.16	21.09	14.62	22.70	22.90	19.30
Independence No. of Units	15,665	15,598	15,974	17,115	22,063	29,562	29,011	43,743	50,271	49,851
JHLICO Independence 2000 No. of Units	812	802	2,574	2,662	3,678	3,821	6,728	10,515	11,013	16,899
JHVLICO Independence 2000 No. of Units	10,374	15,579	18,770	21,179	25,462	28,262	40,432	55,393	72,070	86,288

Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	34.15	26.37	22.39	23.87	20.86	14.48	22.50	22.72	19.16	18.12
Value at End of Year	37.24	34.15	26.37	22.39	23.87	20.86	14.48	22.50	22.72	19.16
JHLICO Independence Pref. No. of Units	8,652	10,305	10,112	11,313	13,191	15,286	13,895	20,324	21,579	21,079
JHVLICO Independence Pref. No. of Units	17,237	23,265	23,048	27,157	32,632	31,623	35,697	48,259	61,816	67,082

Money Market Trust B - NAV Shares (units first credited 04-29-2005)

Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	15.20	15.41	15.62	15.83	16.04	16.19	16.08	15.55	15.06	14.84
Value at End of Year	14.99	15.20	15.41	15.62	15.83	16.04	16.19	16.08	15.55	15.06
Independence No. of Units	179,364	302,087	385,317	368,102	456,032	536,532	849,037	677,822	748,782	770,370
JHLICO Independence 2000 No. of Units	28,724	29,455	30,490	30,977	30,673	40,075	38,969	48,035	72,712	72,158
JHVLICO Independence 2000 No. of Units	59,430	76,606	108,765	133,813	163,948	214,461	294,295	323,625	383,890	461,811

Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	13.00	13.19	13.38	13.57	13.77	13.91	13.83	13.39	12.98	12.80
Value at End of Year	12.80	13.00	13.19	13.38	13.57	13.77	13.91	13.83	13.39	12.98
JHLICO Independence Pref. No. of Units	50,820	66,140	116,924	123,180	163,802	200,123	284,961	238,794	260,318	297,610
JHVLICO Independence Pref. No. of Units	153,507	186,154	213,048	287,116	363,065	477,488	594,401	589,702	645,439	796,818

Overseas Equity Trust (merged into International Value Trust eff 05-03-2010) - NAV Shares (units first credited 04-29-2005)

Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	10.40	18.20	16.40	13.89	11.90
Value at End of Year	—	—	—	—	—	13.42	10.40	18.20	16.40	13.89
Independence No. of Units	—	—	—	—	—	149,192	187,079	241,623	263,944	273,867
JHLICO Independence 2000 No. of Units	—	—	—	—	—	39,158	42,275	46,395	52,891	55,403
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	126,588	166,060	221,725	262,741	319,573

Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	10.27	17.99	16.23	13.76	11.79
Value at End of Year	—	—	—	—	—	13.24	10.27	17.99	16.23	13.76
JHLICO Independence Pref. No. of Units	—	—	—	—	—	80,590	90,706	117,487	128,193	159,078
JHVLICO Independence Pref. No. of Units	—	—	—	—	—	211,225	259,676	310,553	375,216	458,016

Real Estate Securities Trust - NAV Shares (units first credited 04-29-2005)

Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	74.91	76.00	65.68	60.79	47.71	37.14	62.16	74.65	54.79	49.48
Value at End of Year	97.32	74.91	76.00	65.68	60.79	47.71	37.14	62.16	74.65	54.79
Independence No. of Units	181,681	195,419	211,473	249,906	295,593	337,898	400,483	492,176	607,764	693,778
JHLICO Independence 2000 No. of Units	1,743	2,807	2,855	5,569	5,796	5,763	6,637	9,363	11,994	14,262
JHVLICO Independence 2000 No. of Units	8,974	11,367	13,635	15,604	18,887	23,407	28,607	41,386	65,056	77,582

Indep, Ind 2000 and Ind Pref

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05

Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	50.30	51.09	44.19	40.94	32.17	25.07	41.99	50.48	37.09	33.53
Value at End of Year	65.29	50.30	51.09	44.19	40.94	32.17	25.07	41.99	50.48	37.09
JHLICO Independence Pref. No. of Units	25,134	29,795	31,888	37,724	42,048	46,547	52,954	69,142	89,284	106,754
JHVLICO Independence Pref. No. of Units	80,559	90,149	96,788	107,566	125,550	146,992	171,030	224,654	278,606	339,595

Short Term Government Income Trust - NAV Shares (units first credited 05-03-2010)

Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	15.30	15.64	15.67	15.45	14.75	—	—	—	—	—
Value at End of Year	15.27	15.30	15.64	15.67	15.45	—	—	—	—	—
Independence No. of Units	31,437	38,659	45,078	55,726	61,951	—	—	—	—	—
JHLICO Independence 2000 No. of Units	17,886	18,179	19,190	23,463	26,096	—	—	—	—	—
JHVLICO Independence 2000 No. of Units	24,510	25,985	36,250	42,328	55,299	—	—	—	—	—

Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	15.04	15.38	15.43	15.23	14.55	—	—	—	—	—
Value at End of Year	14.99	15.04	15.38	15.43	15.23	—	—	—	—	—
JHLICO Independence Pref. No. of Units	33,522	39,031	45,993	52,815	59,954	—	—	—	—	—
JHVLICO Independence Pref. No. of Units	61,620	78,873	91,414	106,123	123,262	—	—	—	—	—

Short-Term Bond Trust (merged into Short Term Government Income Trust eff 05-03-2010) - NAV Shares (units first credited 04-29-2005)

Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	12.55	15.69	15.41	14.95	14.84
Value at End of Year	—	—	—	—	—	14.75	12.55	15.69	15.41	14.95
Independence No. of Units	—	—	—	—	—	65,946	81,253	105,861	127,328	200,442
JHLICO Independence 2000 No. of Units	—	—	—	—	—	21,584	26,223	29,364	37,329	38,420
JHVLICO Independence 2000 No. of Units	—	—	—	—	—	72,709	91,438	118,501	163,883	229,836

Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	12.39	15.51	15.25	14.80	14.71
Value at End of Year	—	—	—	—	—	14.55	12.39	15.51	15.25	14.80
JHLICO Independence Pref. No. of Units	—	—	—	—	—	66,372	72,010	104,718	119,485	178,020
JHVLICO Independence Pref. No. of Units	—	—	—	—	—	146,317	184,721	237,428	292,637	372,949

Small Cap Growth Trust - NAV Shares (units first credited 04-29-2005)

Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	23.79	16.73	14.56	15.84	13.15	9.92	16.64	14.80	13.23	12.11
Value at End of Year	25.24	23.79	16.73	14.56	15.84	13.15	9.92	16.64	14.80	13.23
Independence No. of Units	100,574	113,071	154,723	171,096	190,602	218,189	260,966	322,790	371,281	425,081
JHLICO Independence 2000 No. of Units	34,734	39,484	42,446	48,179	51,282	54,143	60,160	70,312	89,172	100,131
JHVLICO Independence 2000 No. of Units	121,383	83,834	163,564	191,370	225,291	268,285	320,586	404,284	504,084	615,936

Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	23.37	16.45	14.33	15.61	12.97	9.79	16.44	14.64	13.10	12.01
Value at End of Year	24.78	23.37	16.45	14.33	15.61	12.97	9.79	16.44	14.64	13.10
JHLICO Independence Pref. No. of Units	82,541	91,654	103,439	111,068	125,897	154,288	176,798	228,216	259,909	307,214
JHVLICO Independence Pref. No. of Units	195,837	217,815	244,576	284,941	330,921	379,383	463,095	597,209	706,620	880,321

Indep, Ind 2000 and Ind Pref

	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06	Year Ended 12/31/05

Small Cap Value Trust - NAV Shares (units first credited 04-29-2005)

Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	43.45	33.05	28.94	29.02	23.33	18.37	25.20	26.32	22.37	20.76
Value at End of Year	45.95	43.45	33.05	28.94	29.02	23.33	18.37	25.20	26.32	22.37
Independence No. of Units	35,696	40,733	48,386	61,118	78,477	94,338	119,769	146,976	209,924	241,367
JHLICO Independence 2000 No. of Units	5,668	6,946	7,960	11,737	13,167	19,849	22,869	27,734	34,983	35,143
JHVLICO Independence 2000 No. of Units	17,733	20,882	23,281	27,082	40,515	49,451	68,357	94,037	125,355	193,807

Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	42.86	32.63	28.61	28.71	23.10	18.21	25.00	26.14	22.24	20.66
Value at End of Year	45.28	42.86	32.63	28.61	28.71	23.10	18.21	25.00	26.14	22.24
JHLICO Independence Pref. No. of Units	14,763	17,358	19,779	23,166	27,875	28,363	38,814	56,671	65,347	66,722
JHVLICO Independence Pref. No. of Units	26,470	33,520	38,206	43,261	54,118	59,877	71,119	106,018	143,002	161,064

Total Bond Market Trust B (formerly Bond Index Trust B) - NAV Shares (units first credited 04-29-2005)

Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	16.85	17.52	17.07	16.08	15.32	14.61	14.01	13.26	12.92	12.50
Value at End of Year	17.63	16.85	17.52	17.07	16.08	15.32	14.61	14.01	13.26	12.92
Independence No. of Units	32,061	40,029	62,629	68,869	74,721	94,933	84,777	82,976	103,983	128,571
JHLICO Independence 2000 No. of Units	3,059	4,154	7,071	7,975	8,152	8,618	11,063	19,120	25,798	29,993
JHVLICO Independence 2000 No. of Units	44,302	36,493	37,239	47,892	46,001	57,115	72,574	71,000	86,426	136,632

Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	16.60	17.27	16.84	15.89	15.15	14.47	13.88	13.15	12.83	12.50
Value at End of Year	17.34	16.60	17.27	16.84	15.89	15.15	14.47	13.88	13.15	12.83
JHLICO Independence Pref. No. of Units	8,105	14,584	21,104	20,890	26,546	27,425	34,078	30,498	24,329	38,084
JHVLICO Independence Pref. No. of Units	35,137	41,308	50,997	62,499	72,488	80,690	88,224	91,001	116,839	147,357

Ultra Short Term Bond Trust - NAV Shares (units first credited 04-29-2013)

Independence and Independence 2000 Contracts with no Optional Benefits
Value at Start of Year	12.36	12.50	—	—	—	—	—	—	—	—
Value at End of Year	12.19	12.36	—	—	—	—	—	—	—	—
Independence No. of Units	4,150	1,283	—	—	—	—	—	—	—	—
JHVLICO Independence 2000 No. of Units	7,019	435	—	—	—	—	—	—	—	—

Independence Preferred Contracts with no Optional Benefits
Value at Start of Year	12.50	—	—	—	—	—	—	—	—	—
Value at End of Year	12.17	—	—	—	—	—	—	—	—	—
JHLICO Independence Pref. No. of Units	4,028	—	—	—	—	—	—	—	—	—
JHVLICO Independence Pref. No. of Units	32,532	—	—	—	—	—	—	—	—	—

To obtain a John Hancock Variable Annuity

Statement of Additional Information (“SAI”)

Send this request to:

John Hancock Variable Annuity SAI

John Hancock Annuities Service Center

P.O. Box 55444

Boston, MA 02205-5444

cut along dotted line

Please send me the Statement of Additional Information dated April 27, 2015, for:

☐	INDEPENDENCE VARIABLE ANNUITY, funded in John Hancock Life Insurance Company (U.S.A.) Separate Account W (formerly John Hancock Variable Annuity Account U)

☐	INDEPENDENCE 2000 VARIABLE ANNUITY, funded in John Hancock Life Insurance Company (U.S.A.) Separate Account R (formerly John Hancock Variable Annuity Account I)

☐	INDEPENDENCE 2000 VARIABLE ANNUITY, funded in John Hancock Life Insurance Company (U.S.A.) Separate Account X (formerly John Hancock Variable Annuity Account V)

☐	INDEPENDENCE PREFERRED VARIABLE ANNUITY, funded in John Hancock Life Insurance Company (U.S.A.) Separate Account R (formerly John Hancock Variable Annuity Account I)

☐	INDEPENDENCE PREFERRED VARIABLE ANNUITY, funded in John Hancock Life Insurance Company (U.S.A.) Separate Account X (formerly John Hancock Variable Annuity Account V)

We will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.

Name

Address

City	State	Zip

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

Dated April 27, 2015

Statement of Additional Information

John Hancock Life Insurance Company (U.S.A.) Separate Account X

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the deferred combination fixed and variable annuity contracts (singly, a “Contract and collectively, the “Contracts” issued by JOHN HANCOCK LIFE INSURANCE COMPANY (“JHLICO”) and subsequently assumed by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions as follows:

Related JHLICO–Issued Variable Annuity Prospectuses

(to be read with this Statement of Additional Information)

Independence 2000 Variable Annuity

Independence Preferred Variable Annuity

Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to John Hancock USA.

You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
John Hancock Annuities Service Center Overnight Mail Address 30 Dan Road – Suite 55444 Canton, MA 02021-2809 (800) 344-1029	Mailing Address P.O. Box 55444 Boston, MA 02205-5444 www.jhannuities.com

JHUSA SEP ACCT X 04/15

ii

General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account X (formerly known as John Hancock Variable Annuity Account V) (the “Separate Account”) is a separate investment account of John Hancock Life Insurance Company (U.S.A.) and was established on May 11, 1987 as a separate account of John Hancock Life Insurance Company (“JHLICO”). Your Contract was issued by JHLICO. In this Statement of Additional Information, John Hancock Life Insurance Company (U.S.A.) is referred to as “John Hancock USA” and also referred to as “we,” “us,” “our,” or the “Company” in its role as successor to JHLICO. Effective December 31, 2009, we entered into a merger agreement with JHLICO and John Hancock Variable Life Insurance Company (“JHVLICO”) and assumed legal ownership of all of the assets of JHLICO and JHVLICO, including those assets related to the separate account that currently funds your Contract: John Hancock Life Insurance Company (U.S.A.) Separate Account X (formerly John Hancock Variable Annuity Account V). Effective at the time of the merger, we became the depositor of John Hancock Life Insurance Company (U.S.A.) Separate Account X (the “Separate Account”).

Except for the succession of John Hancock USA as the depositor for the Separate Account and to the liabilities and obligations arising under the Contracts, the merger did not affect the Separate Account or any provisions of, any rights and obligations under, or any of your allocations among investment options under, the Contracts. We will continue to administer and service inforce contracts of JHLICO and JHVLICO in all jurisdictions where issued and will assume the direct responsibility for the payment of all claims and benefits and other obligations under these contracts.

We are a stock life insurance company and are currently licensed in the District of Columbia and all states of the United States except New York.

We were incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan on December 30, 1992. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48933. Our principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2382. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuities.com. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independent Registered Public Accounting Firm

The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account X (formerly, John Hancock Variable Annuity Account V of John Hancock Life Insurance Company) at December 31, 2014, and for each of the two years in the period ended December 31, 2014, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Servicing Agent

Computer Sciences Corporation (“CSC”) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. CSC provides various daily, semimonthly, monthly, semiannual and annual reports including:

•	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;
•	semimonthly commission statements;
•	monthly summaries of agent production and daily transaction reports;
•	semiannual statements for Contract Owners; and
•	annual Contract Owner tax reports.

1

We pay CSC a fixed cost of $3.46 million per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of Manulife Financial Corporation, now serves as principal underwriter of the Contract interests described in the respective prospectuses. These Contract interests are offered on a continuous basis. Prior to May 1, 2006, Signator Investors, Inc. (“Signator”), a subsidiary of JHLICO, served as the principal underwriter of the Contracts. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2014, 2013, and 2012 were $284,122,028, $290,380,853, and $309,982,088, respectively.

Compensation

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

Additional Information on Section 403(b) Plans or Tax-Sheltered

Annuities

Restrictions on Section 403(b) Plans

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

•	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;
•	earnings on those contributions; and
•	earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1⁄2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to section 403(b)(7) custodial accounts may be subject to more stringent restrictions.

Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant’s spouse, under section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59 1⁄2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a section 403(b)(7) custodial account.)

2

Additional Information on Deferred Compensation Plans of State and

Local Governments and Tax-Exempt Organizations

Restrictions under the Texas Optional Retirement Program

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program (“ORP”) to withdraw their interest in a variable annuity contract issued under the ORP only upon:

•	termination of employment in all Texas public institutions of higher education;
•	retirement;
•	death; or
•	the participant’s turning age 70 1⁄2.

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant’s transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.

Calculation of Annuity Payments

Calculation of Annuity Units

We use a measuring device called an “annuity unit” to help us compute the amount of each monthly payment that is based on a Variable Investment Option. Each Variable Investment Option has its own annuity unit with its own annuity unit value.

The number of the Contract’s annuity units for each Variable Investment Option normally doesn’t change while the payee continues to receive payments, unless the payee makes a transfer from one Variable Investment Option to another. The amount of each monthly annuity payment based on a Variable Investment Option equals the number of the Contract’s annuity units in that option times the value of one such unit as of the tenth day preceding the payment’s due date.

To compute the amount of the first annuity payment that is based on any Variable Investment Option, we first determine the amount of your Contract Value that we will apply to that Variable Investment Option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under “The annuity period – choosing fixed or variable annuity payments.”

For each Variable Investment Option, we then divide:

the resulting value (minus any premium tax charge) by $1,000 and multiply the result by

the applicable annuity purchase rate set forth in the Contract and reflecting (1) the age and, possibly, sex of the payee and (2) the assumed investment rate (discussed below)

This computation determines the amount of the initial monthly variable annuity payment to the annuitant from each Variable Investment Option.

3

We then determine the number of annuity units to be credited to the Contract from each of such Variable Investment Options by dividing:

    the amount of the initial monthly variable annuity

payment from that Variable Annuity Option

by

the annuity unit value of that Variable

Investment Option as of 10 calendar days

prior to the date the initial payment is due

For example, assume that 10 days before the date of maturity, a Contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the Contract for an assumed investment rate of 3 1⁄2% is $5.47 per $1000 of proceeds for the Annuity Option elected. The initial monthly annuity payment would be $262.56.

4000.000 x 12.000000 x 5.47

1,000

If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

Annuity Unit Values

The value of the annuity units varies from day to day, depending on the investment performance of the Variable Investment Option, the deductions made against the Variable Investment Option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

We calculate annuity unit value separately for each Variable Investment Option. As of the close of each Business Day, we calculate the value of one annuity unit by

(1)	multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then
(2)	multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your Contract has an assumed investment rate of 3 1⁄2% per year, the adjustment factor for a valuation period of one day would be 0.999905754. We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the Variable Investment Option exceeds 3 1⁄2% per year and will decrease only if it is less than 3 1⁄2% per year.

The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each Variable Investment Option used in calculating the “net investment factor” (described below) will be equal on an annual basis to the “assumed investment rate” (described under “VIII. The Annuity Period – Variable Monthly Annuity Payments” in the Prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

Mortality Tables

The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male’s viewpoint than would otherwise be the case.

Additional Information about Determining Unit Values

The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each Variable Investment Option. As of the close of each business day, we calculate the value of one accumulation unit of a Variable Investment Option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable “net investment rate” for the period subsequent to such preceding value. See “Net Investment Rate” below.

4

Net Investment Rate

For any period, the net investment rate for a Variable Investment Option equals

(1)	the percentage total investment return of the corresponding Portfolio for that period (assuming reinvestment of all dividends and other distributions from the Portfolio), less
(2)	for each calendar day in the period, a deduction of 0.003425% (the charge for mortality and expense risks) of the value of the Variable Investment Option at the beginning of the period, and less
(3)	a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

Adjustment of Units and Values

We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

Hypothetical Example Illustrating the Calculation of Accumulation Unit Values and Annuity Unit Values

Assume at the beginning of the period being considered, the value of a particular Variable Investment Option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the Variable Investment Option amount to $137.00 assuming a one day period. The $137.00 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003425. By substituting in the first formula above, the net investment rate is equal to $3863.00 ($2000 + $3000 - $1000 - $137.00) divided by $4,000,000 or 0.0009658.

Assume further that each accumulation unit had a value of $11.250000 on the previous Business Day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the Variable Investment Option during the period, the value of an accumulation unit at the end of the period would be [$11.250000 x (1 + .0009658)] or $11.260865. The value of an annuity unit at the end of the period would be [$1.0850000 x (1 + .0009658) x .99990575] or $1.0859455. The final figure, .99990575, neutralizes the effect of a 3 1⁄2 % assumed investment rate so that the annuity unit’s change in value reflects only the actual investment experience of the Variable Investment Option.

Purchases and Redemptions of Portfolio Shares

The Company purchases and redeems Portfolio shares for the Account at their net asset value without any sales or redemption charges. Each available Portfolio issues its own separate series of Portfolio shares. Each such series represents an interest in one of the Portfolios of the Trusts, which corresponds to one of our Variable Investment Options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same Portfolio at their net asset value as of the dates paid.

On each Business Day, the Separate Account purchases and redeems shares of each Portfolio for each Variable Investment Option based on, among other things, the amount of Purchase Payments allocated to that option, dividends reinvested, and transfers to, from and among Investment Options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Trust share for each Portfolio determined on that same date.

The Separate Account

In addition to the assets attributable to Contracts, the Separate Account may include amounts contributed by John Hancock USA or its predecessor, JHLICO to commence operations of a Variable Investment Option or an underlying Portfolio. From time to time these additional amounts may be transferred in cash by us to our General Account. Before any such transfer, we will consider any possible adverse impact the transfer might have on any Variable Investment Option. The assets of one Variable Investment Option are not necessarily legally insulated from liabilities associated with another Variable Investment Option.

Liability for Telephone Transfers

If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include:

•	requiring personal identification,
•	tape recording calls, and
•	providing written confirmation to the Owner.

5

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Voting Privileges

Here’s the formula we use to determine the number of Portfolio shares as to which you may give instructions:

the total value of your accumulation units in a Variable Investment Option divided by the net asset value of 1 share of the corresponding class of the Portfolio’s shares

At a shareholders’ meeting, you may give instructions regarding:

(1)	the election of a Board of Trustees,
(2)	the ratification of the selection of independent auditors,
(3)	the approval of a Series Portfolio’s investment management agreements, and
(4)	other matters requiring a vote under the 1940 Act.

The annuitant or other payee will also be entitled to give voting instructions with respect to the Portfolio shares corresponding to any Variable Investment Option under which variable annuity payments are then being made. We determine the number of Portfolio shares for which the payee can give instructions by dividing the actuarially determined present value of the payee’s annuity units that correspond to that Portfolio by the net asset value of one share of that Portfolio. We vote any shares held by the Account that are not attributable to contracts or for which instructions from Owners are not received, in proportion to the instructions we have received from participants in the Account.

We will furnish you information and forms so that you may give voting instructions.

We may own Portfolio shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that Portfolio’s shares (including owners who participate in separate accounts other than the Separate Account). The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

•	the Separate Account; or
•	the ability of the principal underwriter to perform its contract with the Separate Account; or
•	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

6

APPENDIX A: Audited Financial Statements

A-1

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2014, 2013 and 2012

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2014, 2013 and 2012

Report of Independent Auditors

The Board of Directors and Shareholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2014 and 2013, and the related statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2014, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, to meet the requirements of Michigan the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2014 and 2013, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2014.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the three years in the period December 31, 2014 in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 25, 2015

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS – STATUTORY BASIS

	December 31,
	2014	2013

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$49,226	$47,948
Stocks:
Preferred stocks	26	33
Common stocks	477	343
Investments in affiliates	2,911	2,866
Mortgage loans on real estate	11,519	12,221
Real estate:
Company occupied	300	305
Investment properties	5,203	5,304
Cash, cash equivalents and short-term investments	7,702	4,749
Policy loans	5,039	5,189
Derivatives	10,458	5,709
Receivable for collateral on derivatives	400	-
Receivable for securities	10	19
Other invested assets	5,978	5,275

Total cash and invested assets	99,249	89,961
Investment income due and accrued	887	892
Premiums due and deferred	388	410
Amounts recoverable from reinsurers	196	172
Funds held by or deposited with reinsured companies	1,958	1,984
Other reinsurance receivable	439	666
Amounts due from affiliates	247	358
Other assets	2,364	1,887
Assets held in separate accounts	140,164	142,766

Total admitted assets	$245,892	$239,096

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS – STATUTORY BASIS – (CONTINUED)

	December 31,
	2014	2013

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$69,184	$67,065
Policyholders’ and beneficiaries funds	3,834	3,919
Consumer notes	411	644
Dividends payable to policyholders	574	585
Policy benefits in process of payment	556	547
Other amount payable on reinsurance	1,039	443
Other policy obligations	78	77

Total policy and contract obligations	75,676	73,280
Payable to parent and affiliates	3,073	1,713
Transfers to (from) separate account, net	(1,390)	(1,368)
Asset valuation reserve	1,927	1,374
Reinsurance in unauthorized companies	3	6
Funds withheld from unauthorized reinsurers	8,873	6,681
Interest maintenance reserve	1,745	1,790
Current federal income taxes payable	-	215
Net deferred tax liability	456	204
Derivatives	5,229	4,046
Payables for collateral on derivatives	2,939	734
Payables for securities	26	111
Other general account obligations	1,843	1,735
Obligations related to separate accounts	140,164	142,766

Total liabilities	240,564	233,287

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2014 and 2013)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2014 and 2013)	5	5
Paid-in surplus	3,196	3,196
Surplus notes	990	990
Unassigned surplus	1,137	1,618

Total capital and surplus	5,328	5,809

Total liabilities and capital and surplus	$245,892	$239,096

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS – STATUTORY-BASIS

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums	$12,738	$12,882	$7,554
Consideration for supplementary contracts with life contingencies	183	266	342
Net investment income	4,297	4,551	4,221
Amortization of interest maintenance reserve	176	183	180
Commissions and expense allowance on reinsurance ceded	817	1,224	749
Reserve adjustment on reinsurance ceded	(10,652)	(9,775)	(8,936)
Separate account administrative and contract fees	1,841	1,848	1,815
Other revenue	467	188	201

Total premiums and other revenues	9,867	11,367	6,126

Benefits paid or provided:
Death, surrender and other contract benefits, net	9,064	7,710	6,728
Annuity benefits	1,733	1,784	1,602
Disability and long-term care benefits	584	542	514
Interest and adjustments on policy or deposit-type funds	125	132	123
Payments on supplementary contracts with life contingencies	170	159	137
Increase (decrease) in life and long-term care reserves	2,161	1,017	(3,915)

Total benefits paid or provided	13,837	11,344	5,189

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,203	1,360	1,323
General expenses	972	1,092	1,088
Insurance taxes, licenses and fees	138	150	151
Net transfers to (from) separate accounts	(8,229)	(6,388)	(3,608)
Investment income ceded	4,954	(1,356)	851
Other deductions	21	14	40

Total insurance expenses and other deductions	(941)	(5,128)	(155)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	(3,029)	5,151	1,092
Dividends to policyholders	77	81	57

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	(3,106)	5,070	1,035
Federal income tax expense (benefit)	(716)	262	(752)

Income (loss) from operations before net realized capital gains (losses)	(2,390)	4,808	1,787

Net realized capital gains (losses)	(74)	(1,793)	(1,566)

Net income (loss)	$(2,464)	$3,015	$221

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS – STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2012	$5	$3,196	$989	$781	$4,971
Net income (loss)				221	221
Change in net unrealized capital gains (losses)				698	698
Change in net deferred income tax				71	71
Decrease (increase) in non-admitted assets				10	10
Change in liability for reinsurance in unauthorized reinsurance				2	2
Decrease (increase) in asset valuation reserves				130	130
Change in surplus as a result of reinsurance				(240)	(240)
Other adjustments, net			1	(70)	(69)

Balances at December 31, 2012	5	3,196	990	1,603	5,794

Net income (loss)				3,015	3,015
Change in net unrealized capital gains (losses)				(1,455)	(1,455)
Change in net deferred income tax				(347)	(347)
Decrease (increase) in non-admitted assets				(12)	(12)
Change in liability for reinsurance in unauthorized reinsurance				-	-
Decrease (increase) in asset valuation reserves				(180)	(180)
Dividend paid to Parent				(300)	(300)
Change in surplus as a result of reinsurance				(573)	(573)
Other adjustments, net			-	(133)	(133)

Balances at December 31, 2013	5	3,196	990	1,618	5,809

Net income (loss)				(2,464)	(2,464)
Change in net unrealized capital gains (losses)				2,389	2,389
Change in net deferred income tax				973	973
Decrease (increase) in non-admitted assets				56	56
Change in liability for reinsurance in unauthorized reinsurance				3	3
Decrease (increase) in asset valuation reserves				(553)	(553)
Dividend paid to Parent				(500)	(500)
Change in surplus as a result of reinsurance				(252)	(252)
Other adjustments, net			-	(133)	(133)

Balances at December 31, 2014	$5	$3,196	$990	$1,137	$5,328

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW – STATUTORY-BASIS

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$12,924	$13,205	$13,046
Net investment income received	4,399	4,635	4,402
Separate account fees	1,841	1,848	1,815
Commissions and expenses allowance on reinsurance ceded	817	1,224	962
Miscellaneous income	450	(172)	6
Benefits and losses paid	(21,960)	(20,462)	(18,213)
Net transfers from (to) separate accounts	8,206	6,493	3,587
Commissions and expenses (paid) recovered	(7,147)	(1,572)	(3,637)
Dividends paid to policyholders	(89)	(91)	(180)
Federal and foreign income and capital gain taxes (paid) recovered	(382)	(1,195)	477

Net cash provided by (used in) operating activities	(941)	3,913	2,265

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	20,471	19,130	16,404
Stocks	130	149	122
Mortgage loans on real estate	1,789	1,660	1,514
Real estate	1,053	22	17
Other invested assets	941	498	575
Miscellaneous proceeds	3	(2)	2

Total investment proceeds	24,387	21,457	18,634

Cost of investments acquired:
Bonds	21,430	17,853	16,178
Stocks	234	78	195
Mortgage loans on real estate	1,088	1,813	1,644
Real estate	539	743	859
Other invested assets	1,281	882	1,223
Derivatives	739	1,916	1,399

Total cost of investments acquired	25,311	23,285	21,498
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(1,729)	1,197	(631)
Net increase (decrease) in policy loans	(150)	140	34

Net cash provided by (used in) investment activities	955	(3,165)	(2,267)

Financing and miscellaneous activities
Borrowed funds	(232)	(48)	(19)
Net deposits (withdrawals) on deposit-type contracts	(85)	(134)	20
Dividend paid to Parent	(500)	(300)	-
Repurchase agreements	-	(437)	-
Other cash provided (applied)	3,756	14	976

Net cash provided by (used in) financing and miscellaneous activities	2,939	(905)	977

Net increase (decrease) in cash, cash equivalents and short-term investments	2,953	(157)	975
Cash, cash equivalents and short-term investments at beginning of year	4,749	4,906	3,931

Cash, cash equivalents and short-term investments at end of year	$7,702	$4,749	$4,906

Non-cash investing activities during the year:
Transfer of assets for FDA reinsurance transaction	$-	$-	$(4,984)

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance and individual and group long-term care insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. In 2013, the Company discontinued sales of its structured settlements and single premium immediate annuity products. In 2012, the Company suspended new sales of its individual fixed and variable annuity products. The Company is licensed to sell insurance in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands.

John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts pursuant to a distribution agreement with the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”).

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when either of the following two conditions exist: the entity either (1) has the intent to sell the debt security or (2) is more likely than not to be required to sell the debt security before its anticipated recovery. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported at GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying equity adjusted to a statutory-basis, plus the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in first out (“FIFO) method. The cost basis of bonds and common and preferred stocks is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company-owned properties

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability corporations (“LLCs”) which are carried based on the underlying GAAP equity, with the exception of affordable housing tax credit properties, which are

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding EDP equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2014, 2013 and 2012, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally furniture and equipment, past due agents’ balances, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of asset adequacy testing indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in-force. This includes asset adequacy testing required under NAIC Actuarial Guideline 38 Section 8D (“AG 38 8D”). The Company held gross reserves of $641 million and $325 million for the calculation required under AG 38 8D, of which $446 million and $0 million was ceded to Manulife Reinsurance Limited (“MRL”) under an existing coinsurance transaction at December 31, 2014 and 2013, respectively. At December 31, 2014 and 2013, the Company held reserves of $1,030 million and $1,018 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, and 2001 Commissioner’s Standard Ordinary and American Experience Mortality Tables. Methods used include the net level premium method

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

principally for policies issued prior to 1978, a modified preliminary term method, and the Commissioner’s Reserve Valuation Method.

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 Individual Annuity Mortality Table, the 1983 Individual Annuity Mortality Table, and the 2000 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31, 2014 or 2013. Mean reserves are determined by computing the terminal reserve for the plan at the rated age and assuming annual premiums have been paid as of the valuation date. For certain policies with substandard table ratings, mean reserves are based on rated mortality from 125% to 500% of standard rating; for certain policies with flat extra ratings, mean reserves are based on standard mortality rates increased by 1 to 25 deaths per thousand. An asset is recorded for deferred premiums, net of loading, to adjust the reserve for modal premium payments.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43, and primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The reserve is based on the present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial consideration is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the statements of operations as federal income tax expense if resulting from operations and within net unrealized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the statements of operations that differ from the federal statutory tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 26% and 27% of the Company’s aggregate reserve for life contracts at December 31, 2014 and 2013. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company. John Hancock Life Insurance Company (“JHLICO”) was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Closed Blocks Note.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, guaranteed interest, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest, term certain supplementary contracts, and funding agreements, consist of the entire premium received. Premiums received for annuity policies, guaranteed interest, funding agreements, variable universal life, and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Reclassifications: Certain prior year amounts in the Company’s statutory-basis financial statements have been reclassified to conform to the current year financial statement presentation.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Division.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of prescribed or permitted practices by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2014 and 2013, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

In March 2014, the NAIC adopted updated guidance regarding derivatives. The new guidance permits a company to designate the Fed Funds Effective Swap Rate (also referred to as the “Overnight Index Swap Rate” or “OIS”) as the hedged risk (or benchmark interest rate) in both cash flow and fair values hedges. The updated guidance also removed the requirement that similar hedges designate the same benchmark rate. The adoption of this guidance did not impact the Company’s Balance Sheets or Statements of Operations.

Future Adoption of New Accounting Standards

In December 2014, the NAIC adopted Actuarial Guideline 48 (“AG 48”) which intends to bring uniformity to the regulation of XXX and AXXX business subject to life insurer-owned captive reinsurance arrangements. The guidance requires the appointed actuary of the ceding company to perform an analysis of the amount and type of assets backing collateral. AG 48’s actuarial method determines the amount of “high quality assets” which must back collateral and is based on calculations from the NAIC principle based reserving valuation manual. Certified reinsurers as well as licensed and accredited reinsurers with no permitted practices will be exempt from AG 48. Additionally, AG 48 does not apply to policies that were issued prior to January 1, 2015 and included in a reserve financing arrangement as of December 31, 2014. As such, the adoption of AG 48 is not expected to have any material impact on the Company’s Balance Sheets or Statements of Operations.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2014, 2013 and 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2014:
U.S. government and agencies	$5,420	$863	$(1)	$6,282
States and political subdivisions	2,842	606	-	3,448
Foreign governments	2,849	205	(10)	3,044
Corporate bonds	31,347	3,633	(140)	34,840
Mortgage-backed and asset-backed securities	6,768	618	(49)	7,337

Total bonds	$49,226	$5,925	$(200)	$54,951

December 31, 2013:
U.S. government and agencies	$6,988	$90	$(356)	$6,722
States and political subdivisions	2,721	213	(36)	2,898
Foreign governments	3,000	137	(37)	3,100
Corporate bonds	28,367	2,252	(574)	30,045
Mortgage-backed and asset-backed securities	6,872	498	(108)	7,262

Total bonds	$47,948	$3,190	$(1,111)	$50,027

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2014, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$1,399	$1,429
Due after one year through five years	6,929	7,287
Due after five years through ten years	7,282	7,645
Due after ten years	26,848	31,253
Mortgage-backed and asset-backed securities	6,768	7,337

Total	$49,226	$54,951

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

	December 31,
	2014	2013

	(in millions)
At fair value:
Bonds pledged in support of over-the-counter derivative instruments	$125	$831
Bonds pledged in support of exchange-traded futures	498	264
Bonds and cash pledged in support of cleared interest rate swaps	551	253

Total fair value	$1,174	$1,348

At carrying value:
Bonds on deposit with government authorities	$16	$26
Mortgage loans pledged in support of real estate	45	47
Bonds held in trust	132	92
Pledged collateral under reinsurance agreements	2,800	2,510

Total carrying value	$2,993	$2,675

At December 31, 2014 and 2013, the Company held below investment grade corporate bonds of $2,096 million and $2,428 million, with an aggregate fair value of $2,197 million and $2,551 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between amortized cost and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Present Value (PV) of Cash Flows (CF) less than Book Value (BV), is as follows:

	December 31, 2014
	CV Before OTTI	Interest OTTI	Credit OTTI	CV After OTTI	Fair Value

	(in millions)
Aggregate PV of CFs less than BV	$33	$-	$5	$28	$28
Aggregate intent to sell	-	-	-	-	-
Aggregate lack of intent or inability to sell	-	-	-	-	-

Total	$33	$-	$5	$28	$28

	December 31, 2013
	CV Before OTTI	Interest OTTI	Credit OTTI	CV After OTTI	Fair Value

	(in millions)
Aggregate PV of CF’s less than BV	$106	$8	$50	$56	$48
Aggregate intent to sell	-	-	-	-	-
Aggregate lack of intent or inability to sell	-	-	-	-	-

Total	$106	$8	$50	$56	$48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP:

Year Ended December 31, 2014

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

00075XAE7	$1	$1	$-	$1	$1
12669FUY7	-	-	-	-	-
361849RK0	15	14	1	14	14
126670AJ7	-	-	-	-	-
126673WJ7	-	-	-	-	-
126673WK4	-	-	-	-	-
12669ERQ1	4	3	1	3	3
12669FD67	-	-	-	-	-
50180LAP5	4	3	1	3	3
55265KS42	-	-	-	-	-
75970NAR8	1	1	-	1	1
75970NBK2	1	1	-	1	1
126673WJ7	-	-	-	-	-
12669FD59	2	1	1	1	1
55265KS34	1	1	-	1	1
59020UAZ8		-	-	-	-
75970NAR8	1	1	-	1	1
75970NBK2	-	-	-	-	-
94981QAZ1	-	-	-	-	-
50180LAP5	3	2	1	2	2
75970NBK2	-	-	-	-	-

Total	$33	$28	$5	$28	$28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Year Ended December 31, 2013

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

03927RAC8	$1	$-	$1	$-	$-
07387BEN9	1	-	-	-	-
12669E7D2	1	-	-	-	-
20047NAM4	2	-	2	-	-
22541SWR5	3	-	3	-	-
22608WAP4	7	-	6	-	-
36170UCA7	1	-	1	-	-
36170UCR0	1	-	1	-	-
36828QLA2	3	2	1	2	1
396789KD0	6	5	2	5	3
46625M7D5	1	1	-	1	1
46625YBQ5	2	1	1	1	1
48123HAA1	7	3	4	3	3
50211NAG4	6	-	6	-	-
52108H3R3	1	-	1	-	-
55265KS42	1	1	-	1	-
949808BE8	1	-	-	-	-
07388NAH9	7	5	3	5	5
396789KD0	5	3	3	3	3
46625YDU4	4	1	3	1	1
55265KS42	1	1	-	1	1
75970NBK2	1	1	1	1	1
00764MDY0	3	2	-	2	2
396789KD0	2	1	1	1	1
46625YDS9	6	4	3	4	4
52108HL28	13	9	4	9	5
07383F4H8	3	2	1	2	2
07388NAH9	5	5	-	5	5
07388PAL5	5	4	1	4	4
52108HL28	6	5	1	5	5

Total	$106	$56	$50	$56	$48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

All impaired securities which have fair value less than cost or amortized cost, for which an other-than-temporary impairment has not been recognized in income as a realized loss, including securities with a recognized other-than-temporary impairment for non-interest related declines when a non-recognized interest related impairment remains:

	December 31,
	2014	2013

	(in millions)
Continuous Unrealized Losses
Less than 12 months	$-	$(1)
12 months or longer	-	-
Fair Value of Securities with Continuous Unrealized Losses
Less than 12 months	3	7
12 months or longer	4	2

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2014:
U.S. government and agencies	$94	$-	$58	$(1)	$152	$(1)
States and political subdivisions	8	-	8	-	16	-
Foreign governments	80	-	52	(10)	132	(10)
Corporate bonds	2,033	(45)	2,651	(95)	4,684	(140)
Mortgage-backed and asset-backed securities	412	(8)	459	(41)	871	(49)
Total	$2,627	$(53)	$3,228	$(147)	$5,855	$(200)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2013:
U.S. government and agencies	$4,485	$(283)	$301	$(73)	$4,786	$(356)
States and political subdivisions	405	(21)	65	(15)	470	(36)
Foreign governments	1,738	(25)	284	(12)	2,022	(37)
Corporate bonds	6,654	(376)	1,528	(198)	8,182	(574)
Mortgage-backed and asset-backed securities	1,268	(40)	589	(68)	1,857	(108)
Total	$14,550	$(745)	$2,767	$(366)	$17,317	$(1,111)

At December 31, 2014 and 2013, there were 574 and 945 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $12 million and $87 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2014, 2013 and 2012, realized capital losses include $24 million, $88 million, and $108 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 21, 43, and 78 securities, respectively. These are primarily made up of impairments on public and private bonds and sub-prime mortgage-backed securities.

The total recorded investment in restructured corporate bonds at December 31, 2014, 2013 and 2012 was $17 million, $0 million, and $0 respectively. There were 2, 0, and 0 restructured corporate bonds for which an impairment was recognized during 2014, 2013 and 2012, respectively. The Company accrues interest income on impaired securities to the extent deemed

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds resulted in the following:

	December 31,
	2014	2013	2012

	(in millions)
Proceeds	$18,292	$14,555	$14,297
Realized gross gains	579	244	529
Realized gross losses	(111)	(483)	(79)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2014 and 2013.

Affiliate Transactions

In 2014, JHUSA sold certain bonds to an affiliate, MLI. These bonds had a book value of $178 million and a fair value of $206 million at the date of the transaction. The Company recognized $28 million in pre-tax realized gains which was deferred in IMR.

In 2014, JHUSA sold certain bonds to an affiliate, Manufacturers International Limited (Hong Kong) (“MIL”). These bonds had a book value of $371 million and a fair value of $433 million in exchange for certain bonds from MIL with a book value of $389 million and fair value of $435 million at the date of the transaction. The Company recognized $62 million in pre-tax realized gains which was deferred in IMR.

In 2014, JHUSA sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $244 million and fair value of $284 million in exchange for certain bonds from JHRECO with a book value of $282 million and fair value of $291 million at the date of the transaction. The Company recognized $41 million in pre-tax realized gains which was deferred in IMR.

In 2014, JHUSA acquired certain and sold certain bonds from an affiliate, JHNY. These bonds had a net book value of $165 million and a fair value of $188 million at the date of the transactions. The Company recognized $1 million in pre-tax realized gains before transfer to IMR.

In 2014, JHUSA acquired certain bonds from an affiliate, JHLH. These bonds had a book value of $69 million and a fair value of $72 million at the date of the transaction.

In 2013, JHUSA sold certain bonds to an affiliate, Manulife International Limited. These bonds had a book value of $397 million and a fair value of $454 million at the date of the transaction. The Company recognized $57 million in pre-tax realized gains before transfer to IMR.

In 2013, JHUSA sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $184 million and a fair value of $181 million at the date of the transaction. The Company recognized $3 million in pre-tax realized losses before transfer to IMR.

In 2013, JHUSA sold certain and acquired certain bonds from an affiliate, MLI (Bermuda Branch). The bonds had a net book value of $338 million and a fair value of $372 million at the date of the transaction. The Company recognized $27 million in pre-tax realized gains before transfer to IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Preferred and Common Stocks

Unrealized gains and losses on investments in preferred and common stocks are reported directly in unassigned surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair values of, those investments are summarized as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2014:
Preferred stocks:
Nonaffiliated	$29	$18	$(1)	$46
Affiliates	3	-	(3)	-
Common stocks:
Nonaffiliated	420	71	(14)	477
Affiliates*	971	1,947	(7)	2,911

Total stocks	$1,423	$2,036	$(25)	$3,434

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2013:
Preferred stocks:
Nonaffiliated	$35	$17	$(2)	$50
Affiliates	3	-	(3)	-
Common stocks:
Nonaffiliated	290	60	(7)	343
Affiliates*	952	1,922	(8)	2,866

Total stocks	$1,280	$1,999	$(20)	$3,259

*	Affiliates — fair value represents the carrying value

At December 31, 2014 and 2013, there were 134 and 110 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $3 million and $3 million at December 31, 2014 and 2013, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2014, 2013 and 2012, realized capital losses include $2 million, $5 million, $5 million and related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 33, 69, and 124 securities, respectively. These are primarily made up of impairments on public and private common stocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Mortgage Loans on Real Estate

At December 31, 2014 and 2013, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2014:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,136	East North Central	$1,394
Industrial	920	East South Central	83
Office buildings	3,347	Middle Atlantic	1,997
Retail	3,209	Mountain	511
Agricultural	405	New England	682
Agribusiness	516	Pacific	3,310
Mixed use	22	South Atlantic	2,459
Other	974	West North Central	468
Allowance	(10)	West South Central	533
		Canada / Other	92
		Allowance	(10)

Total mortgage loans on real estate	$11,519	Total mortgage loans on real estate	$11,519

December 31, 2013:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,001	East North Central	$1,396
Industrial	997	East South Central	142
Office buildings	3,914	Middle Atlantic	2,148
Retail	3,261	Mountain	530
Agricultural	441	New England	844
Agribusiness	666	Pacific	3,704
Mixed use	21	South Atlantic	2,422
Other	930	West North Central	391
Allowance	(10)	West South Central	553
		Canada / Other	101
		Allowance	(10)

Total mortgage loans on real estate	$12,221	Total mortgage loans on real estate	$12,221

The aggregate mortgages outstanding to any one borrower do not exceed $240 million.

During 2014, the respective maximum and minimum lending rates for mortgage loans issued were 4.64% and 2.18% for agricultural loans and 5.40% and 3.62% for commercial loans. The Company issued no purchase money mortgages in 2014 and 2013. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2014, 2013 and 2012, respectively. The average recorded investment in impaired loans was $41 million, $60 million, and $90 million at December 31, 2014, 2013 and 2012, respectively. The Company recognized $3 million, $0 million, and $5 million of interest income during the period the loans were impaired for the years ended December 31, 2014, 2013 and 2012, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The following table provides a reconciliation of the beginning and ending balances for allowance for losses for the periods indicated.

	2014	2013	2012

	(in millions)
Balance at beginning of year	$10	$19	$36
Additions, net	10	13	20
Recoveries of amounts previously charged off	(10)	(22)	(37)

Balance at end of year	$10	$10	$19

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2014	2013

	(in millions)
AAA	$436	$357
AA	1,594	1,470
A	4,141	3,965
BBB	4,979	5,896
BB	267	403
B and lower and unrated	102	130

Total	$11,519	$12,221

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2014	2013

	(in millions)
Properties occupied by the company	$374	$ 372
Properties held for the production of income	5,764	5,658
Properties held for sale	-	185
Less accumulated depreciation	(635)	(606)

Total	$5,503	$ 5,609

The Company recorded $0 million, $0 million, and $3 million of impairments on real estate investments during the years ended December 31, 2014, 2013 and 2012, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

In 2014, JHUSA acquired real estate from an affiliate, JHNY. The real estate had a book value of approximately $32 million and was recorded at fair value of approximately $33 million at the date of the transaction.

On December 12, 2014, the Company announced it entered into an arrangement with Allianz to co-invest up to $1 billion in the U.S. real estate market. As part of this arrangement, the Company sold 100% of certain real estate holding to an unaffiliated joint venture limited partnership (“LP”) in return for cash and a 20% equity interest in the LP. These properties have a book value of $343 million and fair value of $545 million, which resulted in a gain to operations of $161 million (after 20% deferral of realized gain). Going forward, the Company will provide the LP with property management services and through a wholly-owned subsidiary will provide the LP with asset management services.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2014 and 2013.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $3 million, $0 million, and $3 million of impairments on partnerships and limited liability companies during the years ended December 31, 2014, 2013 and 2012, respectively. A periodic review of projected discounted cash flows was performed and the analysis provided evidence of the resulting impairments.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2014 or 2013.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (LTV), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2014 and 2013, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company’s practice is to require a minimum of 102% of the fair value of securities loaned under securities lending agreements to be maintained as non-cash collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. Any cash collateral received is not re-invested nor is a rebate paid to the lending counterparty. There were no securities on loan as of December 31, 2014 and 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Income:
Bonds	$2,378	$2,577	$2,406
Preferred stocks	2	-	-
Common stocks	76	4	4
Mortgage loans on real estate	738	730	776
Real estate	669	605	537
Policy loans	287	283	290
Cash, cash equivalents and short-term investments	7	5	6
Other invested assets	464	620	548
Derivatives	452	464	346
Other income	23	25	23

Total investment income	5,096	5,313	4,936
Expenses
Investment expenses	(516)	(493)	(472)
Investment taxes, licenses and fees, excluding federal income taxes	(85)	(83)	(68)
Investment interest expense	(91)	(97)	(103)
Depreciation on real estate and other invested assets	(107)	(89)	(72)

Total investment expenses	(799)	(762)	(715)

Net investment income	$4,297	$4,551	$4,221

Realized capital losses and amounts transferred to the IMR are as follows:

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Realized capital gains (losses)	$431	$(1,701)	$(591)
Less amount transferred to the IMR (net of related tax benefit (expense) of $(66) in 2014, $(8) in 2013, and $334 in 2012)	123	(16)	621

Realized capital gains (losses) before tax	308	(1,685)	(1,212)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	382	108	354

Net realized capital gains (losses)	$(74)	$(1,793)	$(1,566)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, pre-payable interest rate swap agreements, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective hedge accounting relationships. These derivatives hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products.

The Company also uses interest rate swap agreements in effective hedge accounting relationships designed to hedge the variable cash flows associated with payments that it will receive on certain floating rate bonds.

In addition, the Company uses interest rate swap agreements in effective hedge accounting relationships to hedge the risk of changes in fair value of fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in other hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The Company also purchases interest rate floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options that are exchange-traded in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2014
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$5,461	$-	$1	$496	$641
	Foreign currency swaps	169	1	29	-	62

Cash flow hedges	Interest rate swaps	12,053	-	-	1,543	263
	Foreign currency swaps	1,640	29	15	266	261
	Foreign currency forwards	102	-	-	-	4
	Equity total return swaps	27	-	-	6	-

Total Derivatives in Effective Hedge Accounting Relationships		$19,452	$30	$45	$2,311	$1,231

Other Hedging Relationships
	Interest rate swaps	$128,704	$9,059	$5,154	$9,059	$5,154
	Interest rate treasury locks	6,323	938	-	938	-
	Interest rate options	3,362	93	-	93	-
	Interest rate futures	3,697	-	-	-	-
	Foreign currency swaps	978	43	30	43	30
	Foreign currency forwards	43	4	-	4	-
	Foreign currency futures	1,775	-	-	-	-
	Equity total return swaps	31	11	-	11	-
	Equity options	3,940	277	-	277	-
	Equity index futures	8,323	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$157,176	$10,425	$5,184	$10,425	$5,184

Replication Synthetic Asset Transactions
	Interest rate swaps	$1,040	$-	$-	$61	$-
	Credit default swaps	315	3	-	6	-

Total Derivatives in Replication Synthetic Asset Transactions		$1,355	$3	$-	$67	$-

Total Derivatives		$177,983	$10,458	$5,229	$12,803	$6,415

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

		December 31, 2013
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$7,847	$-	$1	$416	$528
	Foreign currency swaps	184	-	49	-	85

Cash flow hedges	Interest rate swaps	14,439	-	-	910	670
	Foreign currency swaps	1,666	51	93	52	121
	Foreign currency forwards	125	-	-	-	1
	Equity total return swaps	29	-	-	15	-

Total Derivatives in Effective Hedge Accounting Relationships		$24,290	$51	$143	$1,393	$1,405

Other Hedging Relationships
	Interest rate swaps	$106,050	$5,299	$3,436	$5,299	$3,436
	Interest rate treasury locks	5,425	-	385	-	385
	Interest rate options	2,683	21	-	21	-
	Interest rate futures	2,687	-	-	-	-
	Foreign currency swaps	1,274	65	82	65	82
	Foreign currency forwards	11	-	-	-	-
	Foreign currency futures	968	-	-	-	-
	Equity total return swaps	31	21	-	21	-
	Equity options	3,228	248	-	248	-
	Equity index futures	4,465	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$126,822	$5,654	$3,903	$5,654	$3,903

Replication Synthetic Asset Transactions
	Interest rate swaps	$-	$-	$-	$-	$-
	Credit default swaps	315	4	-	8	-

Total Derivatives in Replication Synthetic Asset Transactions		$315	$4	$-	$8	$-

Total Derivatives		$151,427	$5,709	$4,046	$7,055	$5,308

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2014, 2013 and 2012, respectively, the Company recorded unrealized gains of $1,215 million, $168 million, and $750 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

In 2012, the Company de-designated $1.6 billion (notional principal) of forward-starting interest rate swaps for the life insurance business. The de-designation of these interest rate swaps resulted in an increase to unassigned surplus of $288 million, net of tax, as of December 31, 2012.

In 2014, the Company concluded that a portion of the hedged transactions for its long-term care business and life insurance business were probable not to occur resulting in the de-designation of $2.7 billion (notional principal) of forward-starting interest rate swaps. The de-designation of these interest rate swaps resulted in an increase to unrealized capital gains (losses) of $445 million, net of tax. In addition as part of our affiliate reinsurance agreement with JHRECO, we were required as part of the net investment income component of the treaty settlement calculation to cede $440 million, net of tax, and therefore the overall impact of this transaction was not material to capital and surplus.

For the year ended December 31, 2014, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 32 years.

Derivatives Not Designated as Hedging Instruments in Effective Hedge Accounting or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2014, 2013 and 2012 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2014	2013	2012

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$2,043	$(2,530)	$512
Interest rate treasury locks	1,323	(385)	-
Interest rate options	67	(46)	(8)
Foreign currency swaps	(5)	(9)	(12)
Foreign currency forwards	4	(1)	2
Equity total return swaps	-	-	-
Equity options	(23)	(39)	-
Credit default swaps	-	-	1

Total net unrealized capital gain (loss)	$3,409	$(3,010)	$495

Net realized capital gain (loss):
Interest rate swaps	$(178)	$164	$157
Interest rate treasury locks	157	-	-
Interest rate options	-	-	-
Interest rate futures	(141)	78	(48)
Foreign currency swaps	18	(10)	(8)
Foreign currency forwards	1	5	(12)
Foreign currency futures	165	74	-
Equity total return swaps	24	5	(4)
Equity options	5	3	-
Equity index futures	(692)	(1,892)	(1,474)
Credit default swaps	-	-	(2)
Commodity futures	-	-	-

Total net realized capital gain (loss)	$(641)	$(1,573)	$(1,391)

Total gain (loss) from derivatives in other hedging relationships	$2,768	$(4,583)	$(896)

The Company also deferred net realized gains (losses) of ($192) million, $146 million, and $156 million (including ($174) million of losses, $148 million, and $157 million of gains for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2014, 2013 and 2012, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2014 and 2013, respectively.

	December 31, 2014			December 31, 2013

	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]

	(in millions)
Single name CDS[1]
Corporate debt
AAA	$35	$1	2	$35	$1	3
AA	95	2	2	95	3	3
A	185	3	2	185	4	3
BBB	-	-		-	-	-

Total CDS protection sold	$315	$6		$315	$8

[1]

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

[3]	The weighted average maturity of the CDS is weighted based on notional amounts.

The Company holds no purchased credit protection at December 31, 2014 and 2013. The average credit rating of the counterparties guaranteeing the underlying credits is A+ and the weighted average maturity is 3 years.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2014 and 2013, the Company accepted collateral consisting of cash of $2,939 million and $640 million, and various securities with a fair value of $3,895 million and $2,155 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Transactions with Affiliates

The Company has entered into two currency swap agreements with JHFC which are recorded at fair value. JHFC utilizes the currency swaps to hedge currency exposure on foreign currency financial instruments. The Company has also entered into two currency agreements with external counterparties which offset the currency swap agreements with JHFC. As of December 31, 2014 and 2013, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $238 million and $19 million, respectively.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition — This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition — This category includes assets and liabilities which do not require the additional disclosures as follows:

Bonds — For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate — The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell.

Cash, Cash Equivalents and Short-Term Investments — The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans — These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves — Policy reserves consists of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries Funds — Includes term certain contracts, funding agreements, supplementary contracts without life contingencies and those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair values associated with the term certain contracts, funding agreements and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. For those balances that can be withdrawn by the policyholder at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the policyholder as of the reporting date, which is generally the carrying value.

Consumer Notes — The fair value of consumer notes is determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 — Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability; (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information is publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 — Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Certain of the Company’s separate account assets and derivative assets and liabilities are included within Level 2. A description of valuation techniques used to measure the fair value of derivatives is described below.

•

Level 3 — Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. The valuation techniques used to measure the fair value of derivative assets and separate account investments in timber and agriculture are included in Level 3 as described below.

Determination of Fair Value

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties that is other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties that is other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.
Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2014
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-
Loan-backed and structured securities	39	39	-	18	21

Total bonds with NAIC 6 rating	39	39	-	18	21
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	477	477	379	-	98

Total common stocks	477	477	379	-	98
Derivatives:
Interest rate swaps	9,059	9,059	-	9,058	1
Interest rate treasury locks	938	938	-	168	770
Interest rate options	93	93	-	-	93
Interest rate futures	-	-	-	-	-
Foreign currency swaps	43	43	-	43	-
Foreign currency forwards	4	4	-	4	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	11	11	-	-	11
Equity options	277	277	-	61	216
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	10,425	10,425	-	9,334	1,091
Assets held in separate accounts	140,164	140,164	134,070	3,756	2,338

Total assets	$151,105	$151,105	$134,449	$13,108	$3,548

Liabilities:
Derivatives:
Interest rate swaps	$5,154	$5,154	$-	$5,113	$41
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	30	30	-	30	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	5,184	5,184	-	5,143	41
Liabilities held in separate accounts	140,164	140,164	134,070	3,756	2,338

Total liabilities	$145,348	$145,348	$134,070	$8,899	$2,379

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$26	$26	$-	$-	$26
Loan-backed and structured securities	34	34	-	-	34

Total bonds with NAIC 6 rating	60	60	-	-	60
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	343	343	257	-	86

Total common stocks	343	343	257	-	86
Derivatives:
Interest rate swaps	5,299	5,299	-	5,292	7
Interest rate treasury locks	-	-	-	-	-
Interest rate options	21	21	-	-	21
Interest rate futures	-	-	-	-	-
Foreign currency swaps	65	65	-	65	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	21	21	-	-	21
Equity options	248	248	-	26	222
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	5,654	5,654	-	5,383	271
Assets held in separate accounts	142,766	142,766	136,707	3,838	2,221

Total assets	$148,823	$148,823	$136,964	$9,221	$2,638

Liabilities:
Derivatives:
Interest rate swaps	$3,436	$3,436	$-	$3,436	$-
Interest rate treasury locks	385	385	-	-	385
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	82	82	-	82	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	3,903	3,903	-	3,518	385
Liabilities held in separate accounts	142,766	142,766	136,707	3,838	2,221

Total liabilities	$146,669	$146,669	$136,707	$7,356	$2,606

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2014
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$49,187	$52,644	$-	$48,392	$4,252
Preferred stocks	26	46	-	-	46
Mortgage loans on real estate	11,519	12,785	-	-	12,785
Cash, cash equivalents and short term investments	7,702	7,702	4,407	3,295	-
Policy loans	5,039	5,039	-	5,039	-
Derivatives in effective hedge accounting and RSAT relationships	33	2,378	-	2,372	6

Total assets	$73,506	$80,594	$4,407	$59,098	$17,089

Liabilities:
Consumer notes	$411	$454	$-	$-	$454
Borrowed money	290	290	-	290	-
Policy reserves	1,661	1,648	-	-	1,648
Policyholders’ and beneficiaries funds	3,901	4,352	-	1,457	2,895
Derivatives in effective hedge accounting and RSAT relationships	45	1,231	-	964	267

Total liabilities	$6,308	$7,975	$-	$2,711	$5,264

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$47,888	$47,682	$-	$44,154	$3,528
Preferred stocks	33	50	-	-	50
Mortgage loans on real estate	12,221	13,337	-	-	13,337
Cash, cash equivalents and short term investments	4,749	4,749	1,895	2,854	-
Policy loans	5,189	5,189	-	5,189	-
Derivatives in effective hedge accounting and RSAT relationships	55	1,401	-	1,386	15

Total assets	$70,135	$72,408	$1,895	$53,583	$16,930

Liabilities:
Consumer notes	$644	$685	$-	$-	$685
Borrowed money	290	290	-	290	-
Policy reserves	1,740	1,739	-	-	1,739
Policyholders’ and beneficiaries funds	3,997	4,227	-	1,263	2,964
Derivatives in effective hedge accounting and RSAT relationships	143	1,405	-	1,386	19

Total liabilities	$6,814	$8,346	$-	$2,939	$5,407

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $ 2,268 million and $ 2,285 million at December 31, 2014 and 2013, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2014 and 2013, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2014 and 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2014, 2013 and 2012, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2014	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2014

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$26	$-	$(3)	$-	$-	$-	$-	$-	$-	$(23)	$-
Impaired mortgage-backed and asset-backed securities	34	-	1	-	-	-	-	-	11	(25)	21

Total bonds with NAIC 6 rating	60	-	(2)	-	-	-	-	-	11	(48)	21
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	86	-	(1)	-	14	-	(1)	-	-	-	98

Total common stocks	86	-	(1)	-	14	-	(1)	-	-	-	98
Net derivatives	(114)	26	1,088	-	72	-	(25)	-	41	(38)	1,050
Separate account assets/liabilities	2,221	162	-	-	68	-	(270)	-	163	(6)	2,338

Total	$2,253	$188	$1,085	$-	$154	$-	$(296)	$-	$215	$(92)	$3,507

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/ unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2013	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2013

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$12	$(2)	$-	$-	$-	$-	$-	$-	$23	$(7)	$26
Impaired mortgage-backed and asset-backed securities	53	(37)	39	-	-	-	(23)	(5)	16	(9)	34

Total bonds with NAIC 6 rating	65	(39)	39	-	-	-	(23)	(5)	39	(16)	60
Preferred stocks:
Industrial and misc	4	-	-	-	-	-	-	-	-	(4)	-

Total preferred stocks	4	-	-	-	-	-	-	-	-	(4)	-
Common stocks:
Industrial and misc	44	-	(2)	-	58	-	(18)	-	4	-	86

Total common stocks	44	-	(2)	-	58	-	(18)	-	4	-	86
Net derivatives	58	6	(459)	-	287	-	(7)	-	-	1	(114)
Separate account assets/liabilities	2,223	160	-	-	31	-	(195)	-	3	(1)	2,221

Total	$2,394	$127	$(422)	$-	$376	$-	$(243)	$(5)	$46	$(20)	$2,253

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/ unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2012	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2012

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$44	$(4)	$4	$-	$-	$-	$-	$(44)	$12	$-	$12
Impaired mortgage-backed and asset-backed securities	34	(44)	45	-	-	-	(6)	-	47	(23)	53

Total bonds with NAIC 6 rating	78	(48)	49	-	-	-	(6)	(44)	59	(23)	65
Preferred stocks:
Industrial and misc	4	-	-	-	-	-	(1)	-	1	-	4

Total preferred stocks	4	-	-	-	-	-	(1)	-	1	-	4
Common stocks:
Industrial and misc	71	55	(28)	-	-	-	(54)	-	-	-	44

Total common stocks	71	55	(28)	-	-	-	(54)	-	-	-	44
Net derivatives	21	(1)	(8)	-	44	-	-	-	-	2	58
Separate account assets/liabilities	2,152	100	-	-	112	-	(141)	-	-	-	2,223

Total	$2,326	$106	$13	$-	$156	$-	$(202)	$(44)	$60	$(21)	$2,394

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums earned
Direct	$19,525	$20,311	$21,716
Assumed	792	1,062	942
Ceded	(7,579)	(8,491)	(15,104)

Net	$12,738	$12,882	$7,554

Benefits to policyholders ceded	$18,500	$17,988	$18,235

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2014, any material recoveries were secured by letters of credit or assets placed in trust by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2014, there was no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected.

As of December 31, 2014, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $898 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with JHNY:

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums ceded, net	$192	$216	$208
Benefits ceded, net	394	483	428
Funds held by or deposited with reinsured companies	1,952	1,978	2,018
Other reinsurance receivable	86	124	109
Other amounts payable on reinsurance	10	15	5

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to participating traditional life insurance policies was transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance funds withheld agreement. JHNY retained the invested assets supporting this block of business. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from the Company to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from the Company to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from the Company to JHNY under a coinsurance agreement.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums ceded	$546	$570	$573
Benefits ceded	759	730	691
Other amounts payable on reinsurance	58	45	30
Funds withheld from unauthorized reinsurers	7,409	5,425	5,600

The Company reinsures certain portions of its long-term care insurance business with JHRECO through coinsurance funds withheld transactions. Under reinsurance treaties covering life insurance business, the Company cedes to JHRECO on a coinsurance funds withheld basis to the death benefits from the no-lapse guarantee on a small block of policies. The Company also reinsures a portion of the risk related to certain annuity policies and during 2013 a small number of these policies were recaptured for administration purposes. This recapture did not have a material impact on the Company’s results of operations. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company.

The Company’s total settlement amount was $489 million, $55 million, and $82 million for the years ended December 31, 2014, 2013 and 2012, respectively, and the settlement calculation consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”):

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums ceded	$4,599	$5,128	$6,218
Benefits ceded	14,303	13,966	13,649
Other reinsurance receivable	40	398	44
Other amounts payable on reinsurance	837	55	112
Funds withheld from unauthorized reinsurers	1,251	1,256	1,507

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations. The Company paid / (received) from MRBL $1,907 million, ($1,174) million, and $259 million for the years ended December 31, 2014, 2013 and 2012, respectively, and the settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

The Company reinsures 90% of the non-reinsured risk of the JHLICO closed block. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested with the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as structured reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Statements of Operations.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2014	2013	2012

	(in millions)
Premiums ceded	$338	$536	$618
Benefits ceded	298	338	362
Other reinsurance receivable	82	18	31
Other amounts payable on reinsurance	-	-	19
Funds withheld from unauthorized reinsurers	213	-	-

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, Manulife Reinsurance Limited (“MRL”), to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further UL and some term contracts. The Company amended the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance funds withheld structure.

On July 31, 2013, MFC signed an agreement to sell its life insurance business in Taiwan to CTBC Life Insurance Company (CTBC Life). Under the agreement, CTBC Life will assume all of the life insurance business related obligations. In connection with this transaction, on December 31, 2013, the Company paid $111 million in fees to an affiliate, Manufacturers Life Reinsurance Limited for the recapture of certain traditional life business reserves and net liabilities of $42 million, which resulted in a pre-tax loss of $69 million.

Non-Affiliated Reinsurance

The Company entered into a coinsurance agreement with Reinsurance Group of America (“RGA”) to reinsure 90% of its fixed deferred annuity business with an effective date of April 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $387 million in cash and $5 billion in bonds and mortgage loans. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies and managing some of the assets. The transaction resulted in a charge to pre-tax income of $257 million, which included a ceding commission paid of $218 million and a decrease of $123 million to statutory surplus.

On September 30, 2012, the Company entered into a transaction with Commonwealth Annuity and Life Insurance Company (“CWA”), in which CWA recaptured a block of universal life policies, with an effective date of July 1, 2012. The transaction included the transfer to CWA of $378 million in actuarial liabilities and $309 million of cash and policy loans. The transaction resulted in a gain to pre-tax income of $60 million which included a ceding commission received of $57 million and an increase of $33 million to statutory surplus.

On July 1, 2011, JHUSA entered into a sale of its Life Retrocession business by way of a coinsurance treaty with Pacific Life Insurance Company that resulted in the recognition of approximately $432 million deferred gain (net of deferred taxes) recorded to surplus. During 2013, JHUSA novated 95% of the underlying reinsurance agreements to Pacific Life Insurance Company. Based on this novation, the Company recorded a gain of $352 million to the Statements of Operations (pre-tax). In 2014, the Company completed the novation of the remaining 5% of the agreements and recorded $20 million to the Statements of Operations (pre-tax).

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2014
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$4,300	$479	$4,779
(b) Statutory valuation allowance adjustments	50	-	50

(c) Adjusted gross deferred tax assets (a — b)	4,250	479	4,729
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c — d)	4,250	479	4,729
(f) Deferred tax liabilities	4,871	314	5,185

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$(621)	$165	$(456)

	December 31, 2013
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$3,963	$606	$4,569
(b) Statutory valuation allowance adjustments	50	-	50

(c) Adjusted gross deferred tax assets (a — b)	3,913	606	4,519
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c — d)	3,913	606	4,519
(f) Deferred tax liabilities	4,311	412	4,723

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$(398)	$194	$(204)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$337	$(127)	$210
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a — b)	337	(127)	210
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c — d)	337	(127)	210
(f) Deferred tax liabilities	560	(98)	462

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$(223)	$(29)	$(252)

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $50 million for the year ended December 31, 2014. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2019, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2014
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	521	276	797
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	1,197	276	1,473
2. Adjusted gross deferred tax assets allowed per limitation threshold.	521	276	797
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	3,729	203	3,932

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$4,250	$479	$4,729

	December 31, 2013
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	650	194	844
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	650	194	844
2. Adjusted gross deferred tax assets allowed per limitation threshold.	675	194	869
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	3,263	412	3,675

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$3,913	$606	$4,519

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(129)	82	(47)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	547	82	629
2. Adjusted gross deferred tax assets allowed per limitation threshold.	(154)	82	(72)
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	466	(209)	257

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$337	$(127)	$210

	2014	2013

	(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	917%	860%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$5,315	$5,796

Impact of tax planning strategies is as follows:

	December 31, 2014
	(1)	(2)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$4,250	$479
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	32%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$4,250	$479
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	32%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	December 31, 2013
	(3)	(4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$3,913	$606
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	32%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$3,913	$606
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	75%

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$337	$(127)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$337	$(127)
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	(43%)

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2014	2013	Change

	(in millions)
1. Current income tax
(a) Federal	$(716)	$262	$(978)
(b) Foreign	-	-	-

(c) Subtotal	(716)	262	(978)
(d) Federal income tax on net capital gains	382	108	274
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$(334)	$370	$(704)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2014	2013	Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	1,034	883	151
(4) Investments	147	113	34
(5) Deferred acquisition costs	755	759	(4)
(6) Policyholder dividends accrual	111	112	(1)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	54	64	(10)
(9) Pension accrual	-	-	-
(10) Receivables — nonadmitted	49	176	(127)
(11) Net operating loss carryforward	1,218	915	303
(12) Tax credit carry-forward	860	865	(5)
(13) Other (including items <5% of total ordinary tax assets)	72	76	(4)

(99) Subtotal	$4,300	$3,963	$337

(b) Statutory valuation allowance adjustment	50	50	-
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) — 2(b) — 2(c))	$4,250	$3,913	$337

(e) Capital:
(1) Investments	$479	$606	$(127)
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$479	$606	$(127)

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) — 2(f) — 2(g))	$479	$606	$(127)
(i) Admitted deferred tax assets (2(d)+2(h))	$4,729	$4,519	$210

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$4,202	$3,610	$592
(2) Fixed assets	-	-	-
(3) Deferred and uncollected premium	148	152	(4)
(4) Policyholder reserves	-	-	-
(5) Other (including items <5% of total ordinary tax liabilities)	521	549	(28)

(99) Subtotal	$4,871	$4,311	$560
(b) Capital:
(1) Investments	$276	$368	$(92)
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	38	44	(6)

(99) Subtotal	$314	$412	$(98)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$5,185	$4,723	$462

4. Net deferred tax assets/liabilities (2(i) — 3(c))	$(456)	$(204)	$(252)

The change in net deferred income taxes is comprised of the following:

	December 31,
	2014	2013	Change

	(in millions)
Total deferred tax assets	$4,729	$4,519	$210
Total deferred tax liabilities	5,185	4,723	462

Net deferred tax assets (liabilities)	$(456)	$(204)	$(252)

Tax effect of unrealized gains and losses			(1,263)
Tax effect of unrealized foreign exchange gains (losses)			38

Change in net deferred income taxes			$973

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2014	2013	2012

	(in millions)
Ordinary provisions computed at statutory rate	$(1,087)	$1,775	$362
Net realized capital gains (losses) before IMR at statutory rate	151	(595)	(207)
Change in nonadmitted assets	-	-	-
Reinsurance	(91)	(206)	(142)
Valuation allowance	-	50	-
Tax-exempt income	(16)	(2)	(21)
Nondeductible expenses	1	7	3
Foreign tax expense gross up	9	8	9
Amortization of IMR	(62)	(64)	(63)
Tax recorded in surplus	15	(18)	(25)
Dividend received deduction	(129)	(102)	(106)
Investment in subsidiaries	(32)	(35)	(34)
Prior year adjustment	(23)	16	(53)
Tax credits	(52)	(61)	(73)
Change in tax reserve	11	(55)	(119)
Pension	-	-	-
Other	(2)	(1)	-

Total	$(1,307)	$717	$(469)

Federal and foreign income taxes incurred	$(716)	$262	$(752)
Capital gains tax	382	108	354
Change in net deferred income taxes	(973)	347	(71)

Total statutory income tax expense (benefit)	$(1,307)	$717	$(469)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

As of December 31, 2014, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millons)
Net operating losses	2008	2023	$1,594
	2009	2024	259
	2010	2025	63
	2013	2028	1,080
	2014	2029	484

			$3,480

Affordable housing tax credits	2001	2021	$-
	2002	2022	26
	2003	2023	49
	2004	2024	56
	2005	2025	59
	2006	2026	55
	2007	2027	64
	2008	2028	60
	2009	2029	40
	2010	2030	52
	2011	2031	53
	2012	2032	46
	2013	2033	37
	2014	2034	26

			$623

Foreign tax credits	2002	2012	$6
	2003	2013	9
	2004	2014	13
	2005	2015	5
	2006	2016	9
	2007	2017	27
	2008	2018	18
	2009	2019	11
	2010	2020	9
	2011	2021	28
	2012	2022	28
	2013	2023	27
	2014	2024	23

			$213

Alternative minimum tax credits	2002		$2
	2006		7

			$9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Rehabilitation credits	2003	2023	$4
	2006	2026	1

			$5

Other credits	2005	2025	$1
	2007	2027	1
	2008	2028	1
	2009	2029	1
	2010	2030	2
	2011	2031	2
	2013	2033	2

			$10

There are no federal income taxes incurred available for recoupment in the event of future net losses for 2014, 2013 and 2012 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Real Estate Finance Inc.
Hancock Forest Management Inc.	John Hancock Realty Advisors Inc.
Hancock Natural Resource Group Inc.	John Hancock Realty Mgt. Inc.
Hancock Venture Partners Inc.	John Hancock Signature Services Inc.
Hancock Venture Partners Inc. Russia	John Hancock Timber Resource Corp.
HVP-Special Purpose Sub I Inc.	Manulife Reinsurance (Bermuda) Limited
HVP-Special Purpose Sub II Inc.	Manulife Reinsurance Limited
JH Networking Insurance Agency Inc.	Manulife Service Corporation
JHFS One Corp.	MCC Asset Management Inc.
John Hancock Assignment Company	PT Timber Inc.
John Hancock Capital Growth Management Inc.	Signator Insurance Agency Inc.
John Hancock Energy Resources Mgt. Inc.	Signator Investors Inc.
John Hancock Financial Network Inc.	Signator Financial Services Inc.
John Hancock Financial Corporation	The Manufacturers Investment Corporation
John Hancock Insurance Agency Inc.	Transamerica Fund Distributors Inc.
John Hancock Leasing Corp.	Transamerica Fund Management Company
John Hancock Life Insurance Company of New York

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) affiliates are $728 million and ($137) million at December 31, 2014 and 2013, respectively, and are included in current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the IRS. Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

consolidated return group, the IRS audit for tax years through 2009 have been closed. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2009. The IRS has issued statutory notices of deficiency relating to issues in years 1997 through 2004. JHFC filed a petition in U.S. Tax Court pertaining to leveraged leases to contest years 1997 to 2001 and the trial was completed in 2011 with final judgment entered on July 22, 2014. The IRS issued Revenue Agent Reports for tax years 2005 through 2009. Protests were filed with respect to disagreed issues. The IRS commenced its audit of tax years 2010 through 2013 in September 2014.

On August, 5, 2013, the U.S. Tax Court issued an opinion in the litigation between the Company and the IRS involving the tax treatment of certain leveraged lease investments. The Court’s opinion effectively ruled against the Company with respect to deductions claimed for tax years 1997 — 2001. The Company and the Internal Revenue Service are in the process of determining the impact of the decision on years subsequent to the years that were decided by the Court. The Company has made advance payments of tax and interest and is awaiting final IRS assessments. Although the Company is fully reserved for the taxes and interest that could be due, this decision may result in a decrease in the admissible book value of other deferred tax assets include in surplus in subsequent periods, absent consideration of further management actions.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2014	2013

	(in millions)
Balance at beginning of year	$2,715	$3,186
Additions based on tax positions related to the current year	49	150
Payments	(550)	(90)
Additions for tax positions of prior years	23	59
Reductions for tax positions of prior years	(235)	(590)

Balance at end of year	$2,002	$2,715

Included in the balances as of December 31, 2014 and 2013, respectively, are $154 million and $149 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2014 and 2013, are $1,848 million and $2,566 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Approximately $1,734 million and $2,281 million of such amounts at December 31, 2014 and 2013, respectively, represent deferred tax liability balances related to leveraged lease deductions taken in prior year tax returns that were considered in determining the amount of deferred tax assets that can be admitted by offsetting such amounts against deferred tax liabilities. Excluding the effect of interest and penalties, this will have no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 2002 through 2009 IRS audit. A reasonable estimate of the decrease cannot be determined at this time however, the Company believes that the ultimate resolution will not result in a material change to its financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $9 million of interest expense, and $11 million, and $24 million of interest benefit for the years ended December 31, 2014, 2013 and 2012, respectively. The Company had approximately $209 million and $404 million accrued for interest as of December 31, 2014 and 2013, respectively. The Company did not recognize any material amounts of penalties for the years ended December 31, 2014, 2013 and 2012.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

10. Capital and Surplus - (continued)

other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2014 and 2013, the Company paid a dividend to its parent company MIC of $500 million and $300 million, respectively. The company paid no dividends for the year ended December 31, 2012.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2014 and 2013, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level.

The Company has surplus notes described below in the amount of $991 million. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: 1) interest payments may be made only with prior approval by the Insurance Department and 2) repayment of the principal due may be made only with the prior approval of the Insurance Department.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2014, 2013 and 2012. Total interest paid through December 31, 2014 was $680 million.

Pursuant to a subordinated surplus note dated September 30, 2008, the Company issued two notes in the amount of $295 million and $110 million to an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7% per annum and is payable semi-annually. The notes mature on March 31, 2033. The combined interest expense on the notes was $29 million for years ended December 31, 2014, 2013 and 2012. Total interest paid through December 31, 2014 was $173 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month LIBOR plus 130 basis points and is payable semi-annually. The note matures on December 15, 2016. Interest expense was $2 million, $2 million, and $2 million for the years ended December 31, 2014, 2013 and 2012, respectively. Total interest paid through December 31, 2014 was $11 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company, JHIA, and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $398 million, $443 million, and $481 million, respectively, for the years ended December 31, 2014, 2013 and 2012.

The Company has Administrative Service Agreements with its subsidiaries whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $618 million, $328 million, and $266 million for the years ended December 31, 2014, 2013 and 2012, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and statements of operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2014, 2013 and 2012, respectively, the Company received dividends of $43 million, $297 million, and $274 million from John Hancock Investment Management Services LLC, $90 million, $98 million, and $96 million from JHD, $0 million, $0 million, and $0 million from JHNY, and $72 million, $0 million, and $0 million from John Hancock Subsidiaries, LLC (JHS). These dividends are included in the Company’s net investment income.

During 2014, the Company made a capital contribution of $3 million to JHS in exchange for one share of its common stock.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2014 and 2013, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2014	2013

	(In millions)
The Manufacturers Investment Corporation	$105	$313
John Hancock Financial Corporation	274	36
Manulife Reinsurance Limited	186	7
Manulife Reinsurance (Bermuda) Ltd.	696	81
John Hancock Life & Health Insurance Company	142	249
John Hancock Life Insurance Company Vermont	39	16
John Hancock Reassurance Company, Ltd.	278	21
John Hancock Life Insurance Company New York	611	381
John Hancock Investment Management Services LLC	31	87
John Hancock Subsidiaries LLC	45	26
John Hancock Insurance Agency, Inc.	16	17
Essex Corporation	1	1
Hancock Venture Partners, Inc.	-	15
JH Signature Services Inc.	9	9
JH Partnership Holdings I, II LP	2	4
John Hancock Energy Resources Management, Inc.	4	4
John Hancock Real Estate Finance	1	1
John Hancock Realty Advisors	8	8
JH Advisors LLC	158	37
Manulife Asset Management LLC	75	39
Declaration Management and Research LLC	4	5
Hancock Capital Investment Management LLC	15	7
John Hancock RPS, LLC	14	35
The Berkeley Financial Group, LLC	4	4
Signator Insurance Agency, Inc.	18	-
JH Networking Insurance Agency, Inc.	4	-

Total	$2,740	$1,403

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Please refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $207 million, purchase other invested assets of $1,917 million, purchase real estate of $114 million, and issue agricultural and commercial mortgages of $175 million at December 31, 2014. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 41% of these commitments expire in 2015 and the majority of the remainder expires by 2019.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non-cancelable Operating Leases	Sub-lease Income

	(in millions)
2015	$21	$4
2016	12	-
2017	9	-
2018	6	-
2019	5	-
Thereafter	354	-

Total	$407	$4

Other than the Company’s investment real estate, the Company does not have any material sub-lease income related to its office space. Leasing of investment real estate is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

On December 23, 2014, the Company entered into an agreement with New York Life under which John Hancock Retirement Plan Services, LLC, an indirect wholly owned subsidiary, will acquire New York Life’s Retirement Plan Services business. In addition, New York Life has agreed to assume, on a reinsurance basis, 60% of the Company’s in-force participating life insurance JHLICO closed block. Subject to the receipt of all necessary approvals and other customary closing conditions, the transaction is anticipated to close in the first half of 2015.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

12. Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

Contingencies: The Company is an investor in a number of leasing transactions. On August 5, 2013, the U.S. Tax Court issued an opinion effectively ruling in the government’s favor in the litigation between John Hancock and the Internal Revenue Service involving the tax treatment of John Hancock’s investments in certain leverage leases. The Company and the Internal Revenue Service are in the process of determining the impact of the decision on years subsequent to the years that were decided by the Court. Please refer to the federal income taxes note for further details. The Company has made advance payments of tax and interest and is awaiting final IRS assessments. Although the Company is fully reserved for the taxes and interest that could be due, this decision may result in a decrease in the admissible book value of other deferred tax assets included in surplus in subsequent periods, absent consideration of further management actions.

The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

13. Annuity Actuarial Reserves

The Company’s annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2014
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$968	$559	$1,879	$3,406	2%
At book value less current surrender charge of 5% or more	29	-	-	29	0%
At fair value	-	-	123,450	123,450	81%

Total with adjustment or at fair value	997	559	125,329	126,885	83%
At book value without adjustment (minimal or no charge or adjustment)	8,594	-	-	8,594	6%
Not subject to discretionary withdrawal	15,577	713	130	16,420	11%

Total (gross)	25,168	1,272	125,459	151,899	100%

Reinsurance ceded	5,483	-	-	5,483

Total (net)	$19,685	$1,272	$125,459	$146,416

	December 31, 2013
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$1,176	$586	$1,886	$3,648	2%
At book value less current surrender charge of 5% or more	510	-	-	510	0%
At fair value	-	-	126,623	126,623	81%

Total with adjustment or at fair value	1,686	586	128,509	130,781	83%
At book value without adjustment (minimal or no charge or adjustment)	8,634	-	-	8,634	6%
Not subject to discretionary withdrawal	15,764	686	122	16,572	11%

Total (gross)	26,084	1,272	128,631	155,987	100%

Reinsurance ceded	5,992	-	-	5,992

Total (net)	$20,092	$1,272	$128,631	$149,995

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guarantee and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
	2014	2013	2014	2013

	(in millions)
Group Annuities (Deposit Administration)	$78,905	$77,273	$-	$-
Variable Annuities	43,503	48,224	29	34
Life and COLI	12,359	11,832	-	-
Fixed Products — Institutional and stable value fund	2,713	2,756	-	-
Fixed Products — Retail	24	26	570	546
Investments — Funds	2,061	2,075	-	-

Total	$139,565	$142,186	$599	$580

As of December 31, 2014 and 2013, the general account of the Company had a maximum guarantee for separate account liabilities $7,816 million and $7,617 million, respectively. To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees are as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

(in millions)
2014	$ 252	$ 74
2013	$ 263	$ 109
2012	$ 269	$ 165
2011	$ 261	$ 145
2010	$ 246	$ 137

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2014	2013

	(in millions, except for ages)
Account value	$44,116	$48,855
Amount of reserve held	865	349
Net amount at risk — gross	4,699	4,260
Weighted average attained age	67	66

The following assumptions and methodology were used to determine the amounts above at December 31, 2014 and 2013:

•

Actuarial Guideline XLIII (AG43) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG43.

•

In 2014 and 2013, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

•

In 2014 and 2013, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG43.

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2014	2013

	(in millions)
Type of Fund
Equity	$27,353	$29,211
Balanced	19,449	21,212
Bonds	5,807	6,278
Money Market	683	861

Total	$53,292	$57,562

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2014			2013

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Premiums, deposits and other considerations	$-	$13,258	$13,258	$-	$13,613	$13,613

Reserves for accounts with assets at:
Fair value	1,272	137,306	138,578	1,272	139,976	141,248
Amortized cost	-	-	-	-	-	-

Total	$1,272	$137,306	$138,578	$1,272	$139,976	$141,248

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

	December 31,
	2014			2013

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$531	$1,879	$2,410	$554	$1,886	$2,440
At book value without fair value adjustments and with current surrender charge of 5% or more	-	2,483	2,483	-	1,933	1,933
At fair value	28	129,620	129,648	32	135,349	135,381
At book value without fair value adjustments and with current surrender charge of less than 5%	-	3,058	3,058	-	557	557

Subtotal	559	137,040	137,599	586	139,725	140,311
Not subject to discretionary withdrawal	713	266	979	686	251	937

Total	$1,272	$137,306	$138,578	$1,272	$139,976	$141,248

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2014	2013	2012

	(in millions)
Transfers to separate accounts	$16,100	$14,916	$18,798
Transfers from separate accounts	24,329	21,304	22,406

Net transfers to (from) separate accounts	$(8,229)	$(6,388)	$(3,608)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $37 million, $41 million, and $57 million in 2014, 2013 and 2012, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2014, 2013 and 2012, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $332 million and $344 million at December 31, 2014 and 2013, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2014, 2013 and 2012, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2014 and 2013 was $91 million and $88 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2014 and 2013 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2014, 2013 and 2012, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit:At December 31, 2014, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2019. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2014. At December 31, 2014, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2014, the Company had a committed line of credit agreement established by MLI totaling $1 billion, which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. At December 31, 2014, the Company had no outstanding borrowings under the agreement.

At December 31, 2014, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which will expire in 2018. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2014, the Company had no outstanding borrowings under the agreement.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2014 and 2013 was $411 million and $644 million, respectively. Interest ranging from 3.1% to 6.0% is due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2015-$146 million; 2016-$64 million; 2017-$4 million; 2018-$43 million; 2019-$16 million; and thereafter $138 million.

Interest expense on consumer notes, included in benefits to policyholders, was $24 million, $30 million, and $ 36 million in 2014, 2013 and 2012, respectively. Interest paid amounted to $24 million, $30 million, and $ 36 million in 2014, 2013 and 2012, respectively.

Affiliated Debt: Pursuant to a demand note receivable dated September 30, 2008, the Company has $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. This note was reported as a nonadmitted asset at December 31, 2014 and 2013 since the counterparty is the parent entity of the Company; however, this note will continue to accrue interest throughout the duration of the contract as per the terms of the note. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $6 million, $6 million, and $4 million for the years ended December 31, 2014, 2013 and 2012, respectively.

The Company has a demand note receivable dated March 2, 2009 with John Hancock Leasing Corporation (“JH Leasing”) that allows it to loan a minimum principal of $125,000 or an amount in excess in increments of $5,000. As of December 31, 2014 and 2013, the Company had amounts receivable from JH Leasing of $0 million and $3 million, respectively.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan is calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and is payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On May 23, 2014, the maturity date was extended for a period of one year to June 28, 2015. Following the extension, the interest rate was amended and is calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and is payable quarterly effective from June 28, 2014. Interest expense was $2 million, $2 million, and $1 million for the years ended December 31, 2014, 2013 and 2012, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

Pursuant to a demand note dated December 20, 2012, the Company borrowed $130 million from MIC. The note matures on December 20, 2015. Interest on the loan is calculated at a fluctuating rate equal to the one-month LIBOR rate and is payable monthly. Interest expense was $0 million, $0 million, and $0 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Pursuant to a senior note receivable dated December 9, 2014, the Company has $40 million outstanding with JHS. The note matures on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $0 million for the year ended December 31, 2014.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2014
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock — Class A	$-	$-	$-
(b) Membership stock — Class B	20	20	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$20	$20	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$446	-	-

	December 31, 2013
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock — Class A	$-	$-	$-
(b) Membership stock — Class B	19	19	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$19	$19	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$373	-	-

FHLBI membership stock of $20 million and $19 million was classified as not eligible for redemption for the years ended December 31, 2014 and 2013, respectively. The Company did not have any collateral pledged to FHLBI as of December 31, 2014 and 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table represents the aggregate amount of borrowing from FHLBI:

December 31, 2014
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

December 31, 2013
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2014 was $10 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

17. Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000. As a result of the merger in 2009, the property and obligations of the JHLICO closed block became the property and obligations of JHUSA, but the Company operates these two closed blocks separately.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed blocks inure solely to the benefit of policyholders included in the closed blocks and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed blocks and the revenues from the closed blocks’ business prove to be insufficient to pay the benefits guaranteed in the closed blocks, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

17. Closed Blocks - (continued)

No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed blocks’ liabilities over the closed blocks’ assets represents the expected future post-tax contribution from that closed block which may be recognized in income over the period the policies and contracts in that closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA and JHLICO closed blocks. The JHLICO assets and liabilities exclude the impact of the transfer of the NY business (described in the Reinsurance Note), consistent with the Closed Block Annual Statement filed with the State of Michigan.

	JHUSA		JHLICO
	2014	2013	2014	2013

	(in millions)
Assets:
Bonds	$3,153	$2,959	$6,248	$6,143
Stocks:
Preferred stocks	-	-	4	4
Common stocks	1	1	11	9
Mortgage loans on real estate	402	514	1,633	1,971
Real estate	842	698	12	12
Cash, cash equivalents and short-term investments	3	-	4	3
Policy loans	1,551	1,585	1,354	1,504
Other invested assets	113	116	127	109

Total cash and invested assets	6,065	5,873	9,393	9,755
Investment income due and accrued	105	101	126	124
Premiums due and deferred	12	13	68	75
Net deferred tax asset	112	112	157	188
Other closed block assets	63	234	91	53

Total closed block assets	$6,357	$6,333	$9,835	$10,195

Obligations:
Policy reserves	5,871	5,989	9,710	10,159
Policyholders’ and beneficiaries’ funds	67	69	1,360	1,394
Dividends payable to policyholders	314	319	208	216
Policy benefits in process of payment	52	72	155	139
Other policy obligations	2	6	6	7
Other closed block obligations	720	763	198	170

Total closed block obligations	$7,026	$7,218	$11,637	$12,085

18. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2014 financial statements through March 25, 2015, the date the financial statements were issued.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account X

December 31, 2014

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Audited Financial Statements

December 31, 2014

2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account X

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account X (the Account), comprised of the following sub-accounts,

500 Index Fund B Series NAV	Lifestyle Balanced MVP Series NAV
Active Bond Trust Series NAV	Lifestyle Balanced Trust PS Series NAV
Blue Chip Growth Trust Series NAV	Mid Cap Stock Trust Series NAV
Capital Appreciation Trust Series NAV	Mid Value Trust Series NAV
Core Strategy Trust Series NAV	Money Market Trust B Series NAV
Equity-Income Trust Series NAV	Real Estate Securities Trust Series NAV
Fundamental All Cap Core Trust Series NAV	Short Term Government Income Trust Series NAV
Global Bond Trust Series NAV	Small Cap Growth Trust Series NAV
High Yield Trust Series NAV	Small Cap Value Trust Series NAV
International Equity Index Trust B Series NAV	Total Bond Market Trust B Series NAV
International Value Trust Series NAV	Ultra Short Term Bond Trust Series NAV

as of December 31, 2014, and the related statements of operations and changes in contract owners’ equity and the for the above mentioned sub-accounts for each of the years or periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account X at December 31, 2014, the results of their operations and changes in contract owners’ equity, for each of the years or periods indicated therein in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 27, 2015

3

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Statements of Assets and Liabilities

December 31, 2014

	500 Index Fund B Series NAV	Active Bond Trust Series NAV	Blue Chip Growth Trust Series NAV	Capital Appreciation Trust Series NAV	Core Strategy Trust Series NAV (b)	Equity-Income Trust Series NAV
Total Assets
Investments at fair value	$6,080,039	$9,675,022	$11,151,119	$3,004,418	$2,408	$5,847,919

Net Assets
Contracts in accumulation	$6,014,069	$9,545,091	$11,124,137	$3,001,192	$2,408	$5,837,678
Contracts in payout (annuitization)	65,970	129,931	26,982	3,226	—	10,241

Total net assets	$6,080,039	$9,675,022	$11,151,119	$3,004,418	$2,408	$5,847,919

Units outstanding	193,663	254,926	227,533	200,822	169	173,339
Unit value	$31.39	$37.95	$49.01	$14.96	$14.25	$33.74

Shares	236,762	978,263	310,963	194,084	161	306,174
Cost	$4,413,560	$9,211,343	$5,736,200	$1,896,746	$2,422	$4,832,075

(b) Sub-account available in prior year but no activity.

See accompanying notes.

4

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Statements of Assets and Liabilities

December 31, 2014

	Fundamental All Cap Core Trust Series NAV	Global Bond Trust Series NAV	High Yield Trust Series NAV	International Equity Index Trust B Series NAV	International Value Trust Series NAV	Lifestyle Balanced MVP Series NAV (a)
Total Assets
Investments at fair value	$27,826,870	$1,059,210	$371,871	$2,142,866	$1,522,204	$37,471,955

Net Assets
Contracts in accumulation	$27,564,965	$1,051,493	$371,871	$2,126,382	$1,517,827	$36,658,077
Contracts in payout (annuitization)	261,905	7,717	—	16,484	4,377	813,878

Total net assets	$27,826,870	$1,059,210	$371,871	$2,142,866	$1,522,204	$37,471,955

Units outstanding	528,562	45,288	21,380	90,249	101,679	752,204
Unit value	$52.65	$23.39	$17.39	$23.74	$14.97	$49.82

Shares	1,230,733	84,737	66,052	135,282	122,265	2,697,765
Cost	$17,292,357	$1,094,114	$406,531	$2,249,053	$1,433,897	$26,943,649

(a) Renamed on May 5, 2014. Previously known as Lifestyle Balanced Trust.

See accompanying notes.

5

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Statements of Assets and Liabilities

December 31, 2014

	Lifestyle Balanced Trust PS Series NAV (b)	Mid Cap Stock Trust Series NAV	Mid Value Trust Series NAV	Money Market Trust B Series NAV	Real Estate Securities Trust Series NAV	Short Term Government Income Trust Series NAV
Total Assets
Investments at fair value	$5,156,716	$5,791,879	$787,649	$1,892,856	$3,544,488	$893,488

Net Assets
Contracts in accumulation	$5,156,716	$5,736,180	$787,649	$1,832,781	$3,517,238	$893,488
Contracts in payout (annuitization)	—	55,699	—	60,075	27,250	—

Total net assets	$5,156,716	$5,791,879	$787,649	$1,892,856	$3,544,488	$893,488

Units outstanding	390,777	106,858	21,028	123,185	45,155	59,194
Unit value	$13.20	$54.20	$37.46	$15.37	$78.50	$15.09

Shares	363,918	308,900	56,625	1,892,856	198,682	72,114
Cost	$5,132,735	$4,958,049	$662,760	$1,892,856	$2,470,371	$930,152

(b)	Sub-account available in prior year but no activity.

See accompanying notes.

6

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Statements of Assets and Liabilities

December 31, 2014

	Small Cap Growth Trust Series NAV	Small Cap Value Trust Series NAV	Total Bond Market Trust B Series NAV	Ultra Short Term Bond Trust Series NAV
Total Assets
Investments at fair value	$4,117,824	$928,944	$1,936,683	$49,032

Net Assets
Contracts in accumulation	$4,081,794	$928,944	$1,934,078	$49,032
Contracts in payout (annuitization)	36,030	—	2,605	—

Total net assets	$4,117,824	$928,944	$1,936,683	$49,032

Units outstanding	167,697	20,431	107,646	4,028
Unit value	$24.56	$45.47	$17.99	$12.17

Shares	350,155	37,823	186,938	4,155
Cost	$3,562,963	$675,505	$1,927,526	$49,689

See accompanying notes.

7

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	500 Index Fund B Series NAV		Active Bond Trust Series NAV		Blue Chip Growth Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$95,212	$72,563	$365,943	$655,841	$—	$31,613
Expenses:
Mortality and expense risk and administrative charges	(78,762)	(57,230)	(136,312)	(155,278)	(157,522)	(144,435)

Net investment income (loss)	16,450	15,333	229,631	500,563	(157,522)	(112,822)

Realized gains (losses) on investments:
Capital gain distributions received	88,189	8,210	—	—	449,340	—
Net realized gain (loss)	338,163	200,018	76,336	86,003	1,014,677	622,759

Realized gains (losses)	426,352	208,228	76,336	86,003	1,464,017	622,759

Unrealized appreciation (depreciation) during the period	231,025	839,828	263,815	(718,992)	(489,836)	2,960,511

Net increase (decrease) in contract owners’ equity from operations	673,827	1,063,389	569,782	(132,426)	816,659	3,470,448

Changes from principal transactions:
Purchase payments	24,086	19,114	8,469	22,500	36,881	43,551
Transfers between sub-accounts and the company	1,671,630	85,556	(20,307)	(166,443)	32,772	81,756
Withdrawals	(655,257)	(490,815)	(1,648,842)	(1,594,458)	(1,460,098)	(1,202,422)
Annual contract fee	(272)	(227)	—	—	(286)	(291)

Net increase (decrease) in contract owners’ equity from principal transactions	1,040,187	(386,372)	(1,660,680)	(1,738,401)	(1,390,731)	(1,077,406)

Total increase (decrease) in contract owners’ equity	1,714,014	677,017	(1,090,898)	(1,870,827)	(574,072)	2,393,042
Contract owners’ equity at beginning of period	4,366,025	3,689,008	10,765,920	12,636,747	11,725,191	9,332,149

Contract owners’ equity at end of period	$6,080,039	$4,366,025	$9,675,022	$10,765,920	$11,151,119	$11,725,191

	2014	2013	2014	2013	2014	2013
Units, beginning of period	159,047	175,224	296,349	347,367	260,480	290,280
Units issued	62,858	4,947	7,273	2,512	4,185	2,730
Units redeemed	(28,242)	(21,124)	(48,696)	(53,530)	(37,132)	(32,530)

Units, end of period	193,663	159,047	254,926	296,349	227,533	260,480

See accompanying notes.

8

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Capital Appreciation Trust Series NAV		Core Strategy Trust Series NAV		Equity-Income Trust Series NAV
	2014	2013	2014 (b)	2013	2014	2013
Income:
Dividend distributions received	$2,544	$6,990	$59	$—	$110,033	$117,151
Expenses:
Mortality and expense risk and administrative charges	(42,845)	(39,279)	(22)	—	(87,012)	(85,799)

Net investment income (loss)	(40,301)	(32,289)	37	—	23,021	31,352

Realized gains (losses) on investments:
Capital gain distributions received	330,186	—	8	—	518,589	—
Net realized gain (loss)	199,318	105,783	—	—	242,171	60,296

Realized gains (losses)	529,504	105,783	8	—	760,760	60,296

Unrealized appreciation (depreciation) during the period	(249,941)	790,497	(15)	—	(427,264)	1,396,419

Net increase (decrease) in contract owners’ equity from operations	239,262	863,991	30	—	356,517	1,488,067

Changes from principal transactions:
Purchase payments	19,468	15,509	—	—	20,590	38,800
Transfers between sub-accounts and the company	(3,355)	5,443	2,378	—	133,521	(42)
Withdrawals	(413,967)	(284,686)	—	—	(1,087,866)	(544,090)
Annual contract fee	(643)	(668)	—	—	(654)	(678)

Net increase (decrease) in contract owners’ equity from principal transactions	(398,497)	(264,402)	2,378	—	(934,409)	(506,010)

Total increase (decrease) in contract owners’ equity	(159,235)	599,589	2,408	—	(577,892)	982,057
Contract owners’ equity at beginning of period	3,163,653	2,564,064	—	—	6,425,811	5,443,754

Contract owners’ equity at end of period	$3,004,418	$3,163,653	$2,408	$—	$5,847,919	$6,425,811

	2014	2013	2014	2013	2014	2013
Units, beginning of period	230,456	250,333	—	—	203,878	221,499
Units issued	1,281	1,964	169	—	7,167	2,580
Units redeemed	(30,915)	(21,841)	—	—	(37,706)	(20,201)

Units, end of period	200,822	230,456	169	—	173,339	203,878

(b)	Sub-account available in prior year but no activity.

See accompanying notes.

9

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Fundamental All Cap Core Trust Series NAV		Global Bond Trust Series NAV		High Yield Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$123,546	$254,159	$10,768	$6,643	$26,621	$29,332
Expenses:
Mortality and expense risk and administrative charges	(382,337)	(353,463)	(16,895)	(20,357)	(5,488)	(6,129)

Net investment income (loss)	(258,791)	(99,304)	(6,127)	(13,714)	21,133	23,203

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	1,178,460	519,332	3,472	12,502	3,241	(10,653)

Realized gains (losses)	1,178,460	519,332	3,472	12,502	3,241	(10,653)

Unrealized appreciation (depreciation) during the period	1,307,716	7,185,041	21,100	(109,187)	(27,670)	19,733

Net increase (decrease) in contract owners’ equity from operations	2,227,385	7,605,069	18,445	(110,399)	(3,296)	32,283

Changes from principal transactions:
Purchase payments	102,856	74,074	22,764	11,822	100	120
Transfers between sub-accounts and the company	(219,685)	(68,358)	(36,687)	(293,076)	(9,870)	10,996
Withdrawals	(3,038,604)	(2,386,926)	(200,821)	(161,243)	(48,087)	(90,026)
Annual contract fee	—	—	(46)	(51)	(29)	(31)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,155,433)	(2,381,210)	(214,790)	(442,548)	(57,886)	(78,941)

Total increase (decrease) in contract owners’ equity	(928,048)	5,223,859	(196,345)	(552,947)	(61,182)	(46,658)
Contract owners’ equity at beginning of period	28,754,918	23,531,059	1,255,555	1,808,502	433,053	479,711

Contract owners’ equity at end of period	$27,826,870	$28,754,918	$1,059,210	$1,255,555	$371,871	$433,053

	2014	2013	2014	2013	2014	2013
Units, beginning of period	595,820	648,915	54,221	72,362	24,583	29,240
Units issued	3,960	3,784	4,615	9,141	209	1,478
Units redeemed	(71,218)	(56,879)	(13,548)	(27,282)	(3,412)	(6,135)

Units, end of period	528,562	595,820	45,288	54,221	21,380	24,583

See accompanying notes.

10

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Equity Index Trust B Series NAV		International Value Trust Series NAV		Lifestyle Balanced MVP Series NAV
	2014	2013	2014	2013	2014 (a)	2013
Income:
Dividend distributions received	$71,174	$60,015	$50,609	$34,070	$1,094,383	$1,383,081
Expenses:
Mortality and expense risk and administrative charges	(33,333)	(34,259)	(25,623)	(26,321)	(530,340)	(658,781)

Net investment income (loss)	37,841	25,756	24,986	7,749	564,043	724,300

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	21,015	(43,843)	71,709	54,754	4,937,197	2,143,802

Realized gains (losses)	21,015	(43,843)	71,709	54,754	4,937,197	2,143,802

Unrealized appreciation (depreciation) during the period	(189,635)	316,057	(341,892)	353,794	(4,287,295)	2,552,219

Net increase (decrease) in contract owners’ equity from operations	(130,779)	297,970	(245,197)	416,297	1,213,945	5,420,321

Changes from principal transactions:
Purchase payments	7,302	10,922	9,894	9,530	53,731	106,595
Transfers between sub-accounts and the company	(17,524)	14,646	(16,229)	31,907	(9,001,456)	155,510
Withdrawals	(260,219)	(270,279)	(275,518)	(197,243)	(4,553,864)	(5,990,469)
Annual contract fee	(96)	(101)	(237)	(263)	(31)	(136)

Net increase (decrease) in contract owners’ equity from principal transactions	(270,537)	(244,812)	(282,090)	(156,069)	(13,501,620)	(5,728,500)

Total increase (decrease) in contract owners’ equity	(401,316)	53,158	(527,287)	260,228	(12,287,675)	(308,179)
Contract owners’ equity at beginning of period	2,544,182	2,491,024	2,049,491	1,789,263	49,759,630	50,067,809

Contract owners’ equity at end of period	$2,142,866	$2,544,182	$1,522,204	$2,049,491	$37,471,955	$49,759,630

	2014	2013	2014	2013	2014	2013
Units, beginning of period	100,427	110,209	117,857	128,609	1,088,849	1,224,294
Units issued	644	3,676	857	13,319	6,855	14,571
Units redeemed	(10,822)	(13,458)	(17,035)	(24,071)	(343,500)	(150,016)

Units, end of period	90,249	100,427	101,679	117,857	752,204	1,088,849

(a)	Renamed on May 5, 2014. Previously known as Lifestyle Balanced Trust.

See accompanying notes.

11

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Balanced Trust PS Series NAV		Mid Cap Stock Trust Series NAV		Mid Value Trust Series NAV
	2014 (b)	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$141,865	$—	$8,300	$3,605	$6,401	$8,539
Expenses:
Mortality and expense risk and administrative charges	(66,024)	—	(86,577)	(80,643)	(11,197)	(10,977)

Net investment income (loss)	75,841	—	(78,277)	(77,038)	(4,796)	(2,438)

Realized gains (losses) on investments:
Capital gain distributions received	77,508	—	1,068,885	98,433	80,190	53,426
Net realized gain (loss)	13,237	—	174,725	162,865	69,036	44,996

Realized gains (losses)	90,745	—	1,243,610	261,298	149,226	98,422

Unrealized appreciation (depreciation) during the period	23,981	—	(801,814)	1,440,356	(72,343)	112,809

Net increase (decrease) in contract owners’ equity from operations	190,567	—	363,519	1,624,616	72,087	208,793

Changes from principal transactions:
Purchase payments	26,670	—	17,147	32,980	4,629	1,008
Transfers between sub-accounts and the company	5,398,622	—	725	(25,294)	20,009	5,269
Withdrawals	(459,143)	—	(605,009)	(551,603)	(163,106)	(79,372)
Annual contract fee	—	—	—	—	(24)	(26)

Net increase (decrease) in contract owners’ equity from principal transactions	4,966,149	—	(587,137)	(543,917)	(138,492)	(73,121)

Total increase (decrease) in contract owners’ equity	5,156,716	—	(223,618)	1,080,699	(66,405)	135,672
Contract owners’ equity at beginning of period	—	—	6,015,497	4,934,798	854,054	718,382

Contract owners’ equity at end of period	$5,156,716	$—	$5,791,879	$6,015,497	$787,649	$854,054

	2014	2013	2014	2013	2014	2013
Units, beginning of period	—	—	118,295	130,764	24,849	27,089
Units issued	433,946	—	1,993	4,980	634	2,629
Units redeemed	(43,169)	—	(13,430)	(17,449)	(4,455)	(4,869)

Units, end of period	390,777	—	106,858	118,295	21,028	24,849

(b)	Sub-account available in prior year but no activity.

See accompanying notes.

12

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Money Market Trust B Series NAV		Real Estate Securities Trust Series NAV		Short Term Government Income Trust Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$—	$309	$55,710	$68,105	$18,699	$21,680
Expenses:
Mortality and expense risk and administrative charges	(29,126)	(41,049)	(48,022)	(51,978)	(13,403)	(16,844)

Net investment income (loss)	(29,126)	(40,740)	7,688	16,127	5,296	4,836

Realized gains (losses) on investments:
Capital gain distributions received	30	129	—	—	—	—
Net realized gain (loss)	—	—	311,057	315,289	(3,613)	(2,511)

Realized gains (losses)	30	129	311,057	315,289	(3,613)	(2,511)

Unrealized appreciation (depreciation) during the period	(1)	(1)	597,291	(322,416)	(3,580)	(28,276)

Net increase (decrease) in contract owners’ equity from operations	(29,097)	(40,612)	916,036	9,000	(1,897)	(25,951)

Changes from principal transactions:
Purchase payments	17,177	19,100	10,019	6,400	—	—
Transfers between sub-accounts and the company	(100,706)	(187,761)	45,191	45,211	(21,239)	(24,274)
Withdrawals	(472,031)	(1,071,004)	(692,731)	(729,832)	(98,635)	(179,054)
Annual contract fee	—	—	(23)	(51)	(23)	(24)

Net increase (decrease) in contract owners’ equity from principal transactions	(555,560)	(1,239,665)	(637,544)	(678,272)	(119,897)	(203,352)

Total increase (decrease) in contract owners’ equity	(584,657)	(1,280,277)	278,492	(669,272)	(121,794)	(229,303)
Contract owners’ equity at beginning of period	2,477,513	3,757,790	3,265,996	3,935,268	1,015,282	1,244,585

Contract owners’ equity at end of period	$1,892,856	$2,477,513	$3,544,488	$3,265,996	$893,488	$1,015,282

	2014	2013	2014	2013	2014	2013
Units, beginning of period	157,697	238,862	54,883	64,058	67,059	80,280
Units issued	1,180	8,010	4,461	2,595	525	3,763
Units redeemed	(35,692)	(89,175)	(14,189)	(11,770)	(8,390)	(16,984)

Units, end of period	123,185	157,697	45,155	54,883	59,194	67,059

See accompanying notes.

13

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Growth Trust Series NAV		Small Cap Value Trust Series NAV		Total Bond Market Trust B Series NAV
	2014	2013	2014	2013	2014	2013
Income:
Dividend distributions received	$—	$—	$6,278	$5,610	$63,848	$22,861
Expenses:
Mortality and expense risk and administrative charges	(57,579)	(54,594)	(14,307)	(14,481)	(23,791)	(10,403)

Net investment income (loss)	(57,579)	(54,594)	(8,029)	(8,871)	40,057	12,458

Realized gains (losses) on investments:
Capital gain distributions received	627,070	168,831	109,385	51,102	—	—
Net realized gain (loss)	111,738	84,576	39,229	24,043	(855)	14,016

Realized gains (losses)	738,808	253,407	148,614	75,145	(855)	14,016

Unrealized appreciation (depreciation) during the period	(445,883)	1,145,201	(95,405)	201,095	26,276	(57,212)

Net increase (decrease) in contract owners’ equity from operations	235,346	1,344,014	45,180	267,369	65,478	(30,738)

Changes from principal transactions:
Purchase payments	35,080	32,106	4,782	5,517	3,060	2,900
Transfers between sub-accounts and the company	(19,678)	(36,505)	(6,953)	(10,481)	1,703,013	(74,188)
Withdrawals	(406,760)	(372,466)	(159,822)	(125,088)	(486,974)	(151,766)
Annual contract fee	(321)	(307)	—	—	(335)	(300)

Net increase (decrease) in contract owners’ equity from principal transactions	(391,679)	(377,172)	(161,993)	(130,052)	1,218,764	(223,354)

Total increase (decrease) in contract owners’ equity	(156,333)	966,842	(116,813)	137,317	1,284,242	(254,092)
Contract owners’ equity at beginning of period	4,274,157	3,307,315	1,045,757	908,440	652,441	906,534

Contract owners’ equity at end of period	$4,117,824	$4,274,157	$928,944	$1,045,757	$1,936,683	$652,442

	2014	2013	2014	2013	2014	2013
Units, beginning of period	184,345	202,632	24,304	27,738	38,472	51,537
Units issued	5,297	14,140	135	133	97,078	1,010
Units redeemed	(21,945)	(32,427)	(4,008)	(3,567)	(27,904)	(14,075)

Units, end of period	167,697	184,345	20,431	24,304	107,646	38,472

See accompanying notes.

14

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Ultra Short Term Bond Trust Series NAV
	2014	2013 (b)
Income:
Dividend distributions received	$588	$624
Expenses:
Mortality and expense risk and administrative charges	(176)	(188)

Net investment income (loss)	412	436

Realized gains (losses) on investments:
Capital gain distributions received	—	—
Net realized gain (loss)	13	(552)

Realized gains (losses)	13	(552)

Unrealized appreciation (depreciation) during the period	(657)	—

Net increase (decrease) in contract owners’ equity from operations	(232)	(116)

Changes from principal transactions:
Purchase payments	—	—
Transfers between sub-accounts and the company	66,073	51,863
Withdrawals	(16,809)	(51,747)
Annual contract fee	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	49,264	116

Total increase (decrease) in contract owners’ equity	49,032	—
Contract owners’ equity at beginning of period	—	—

Contract owners’ equity at end of period	$49,032	$—

	2014	2013
Units, beginning of period	—	—
Units issued	5,389	8,127
Units redeemed	(1,361)	(8,127)

Units, end of period	4,028	—

(b)	Sub-account available in prior year but no activity.

See accompanying notes.

15

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Notes to Financial Statements

December 31, 2014

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account X (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The Account consists of 22 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”). The Trust is registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer a class of units to fund Contracts issued by the Company. This class, Series NAV, represents an interest in the same Trust Portfolio, but in a different class of that Portfolio.

As a result of a portfolio change, the following sub-account of the Account was renamed as follows:

Previous Name	New Name	Effective Date
Lifestyle Balanced Trust Series NAV	Lifestyle Balanced MVP Series NAV	5/5/2014

16

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Notes to Financial Statements — (continued)

December 31, 2014

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2014.

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the prior fiscal years remain open subject to examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2014, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

17

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Notes to Financial Statements — (continued)

December 31, 2014

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

18

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Notes to Financial Statements — (continued)

December 31, 2014

5.	Fair Value Measurements

Accounting Standards Codification 820 (“ASC 820”) “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2014. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2014:

Mutual Funds
Level 1	$131,255,460
Level 2	—
Level 3	—

$131,255,460

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2014.

19

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Notes to Financial Statements — (continued)

December 31, 2014

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust during 2014 were as follows:

Sub-Account	Purchases	Sales
500 Index Fund B Series NAV	$2,049,270	$904,444
Active Bond Trust Series NAV	618,202	2,049,251
Blue Chip Growth Trust Series NAV	748,650	1,847,564
Capital Appreciation Trust Series NAV	352,501	461,114
Core Strategy Trust Series NAV	2,444	22
Equity-Income Trust Series NAV	867,139	1,259,938
Fundamental All Cap Core Trust Series NAV	292,702	3,706,927
Global Bond Trust Series NAV	121,583	342,502
High Yield Trust Series NAV	30,244	66,996
International Equity Index Trust B Series NAV	82,968	315,664
International Value Trust Series NAV	64,465	321,569
Lifestyle Balanced MVP Series NAV	1,316,171	14,253,747
Lifestyle Balanced Trust PS Series NAV	5,739,187	619,688
Mid Cap Stock Trust Series NAV	1,173,623	770,152
Mid Value Trust Series NAV	110,094	173,192
Money Market Trust B Series NAV	17,338	601,995
Real Estate Securities Trust Series NAV	425,873	1,055,729
Short Term Government Income Trust Series NAV	26,800	141,400
Small Cap Growth Trust Series NAV	753,661	575,848
Small Cap Value Trust Series NAV	120,430	181,067
Total Bond Market Trust B Series NAV	1,772,394	513,571
Ultra Short Term Bond Trust Series NAV	66,662	16,986

20

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
500 Index Fund B Series NAV	2014	194	$32.29 to $18.70	$6,080	1.50% to 1.00%	1.66%	12.30% to 11.74%
	2013	159	28.89 to 16.65	4,366	1.50 to 1.00	1.79	30.71 to 30.06
	2012	175	22.22 to 12.74	3,689	1.50 to 1.00	1.00	14.66 to 14.09
	2011	197	19.47 to 11.11	3,650	1.50 to 1.00	1.72	0.85 to 0.35
	2010	218	19.40 to 11.02	4,020	1.50 to 1.00	1.75	13.71 to 13.15

Active Bond Trust Series NAV	2014	255	27.10 to 24.56	9,675	1.50 to 1.00	3.58	5.91 to 5.38
	2013	296	25.72 to 23.19	10,766	1.50 to 1.00	5.63	-0.80 to -1.30
	2012	347	26.05 to 23.38	12,637	1.50 to 1.00	3.95	8.67 to 8.13
	2011	411	24.09 to 21.51	13,976	1.50 to 1.00	5.16	4.91 to 4.39
	2010	479	23.08 to 20.51	15,706	1.50 to 1.00	7.45	12.78 to 12.21

Blue Chip Growth Trust Series NAV	2014	228	38.64 to 26.69	11,151	1.50 to 1.00	0.00	8.03 to 7.49
	2013	260	35.94 to 24.71	11,725	1.50 to 1.00	0.31	40.03 to 39.33
	2012	290	25.80 to 17.64	9,332	1.50 to 1.00	0.13	17.22 to 16.64
	2011	333	22.12 to 15.05	9,201	1.50 to 1.00	0.01	0.44 to -0.06
	2010	386	22.13 to 14.99	10,758	1.50 to 1.00	0.09	15.10 to 14.52

Capital Appreciation Trust Series NAV	2014	201	21.90 to 19.94	3,004	1.50 to 1.00	0.08	8.59 to 8.05
	2013	230	20.16 to 18.46	3,164	1.50 to 1.00	0.25	36.14 to 35.46
	2012	250	14.81 to 13.62	2,564	1.50 to 1.00	0.20	14.88 to 14.32
	2011	274	12.89 to 11.92	2,487	1.50 to 1.00	0.11	-0.88 to -1.37
	2010	309	13.01 to 12.08	2,876	1.50 to 1.00	0.18	10.77 to 10.22

Core Strategy Trust Series NAV	2014 (f)	0	14.26 to 14.24	2	1.50 to 1.40	4.12	4.67 to 4.57

Equity-Income Trust Series NAV	2014	173	34.66 to 32.05	5,848	1.50 to 1.00	1.80	6.48 to 5.95
	2013	204	32.71 to 30.10	6,426	1.50 to 1.00	1.93	28.75 to 28.11
	2012	221	25.53 to 23.38	5,444	1.50 to 1.00	2.07	16.31 to 15.73
	2011	252	22.06 to 20.10	5,377	1.50 to 1.00	1.76	-1.75 to -2.24
	2010	293	22.57 to 20.46	6,420	1.50 to 1.00	1.89	14.08 to 13.51

Fundamental All Cap Core Trust Series NAV	2014	529	35.80 to 23.96	27,827	1.50 to 1.00	0.44	8.72 to 8.18
	2013	596	33.09 to 22.04	28,755	1.50 to 1.00	0.98	34.51 to 33.84
	2012	649	24.73 to 16.38	23,531	1.50 to 1.00	0.78	22.44 to 21.83
	2011	777	20.30 to 13.38	23,287	1.50 to 1.00	1.05	-3.00 to -3.48
	2010	914	21.03 to 13.80	28,484	1.50 to 1.00	1.17	18.36 to 17.77

Global Bond Trust Series NAV	2014	45	23.95 to 23.29	1,059	1.50 to 1.00	0.92	1.40 to 0.89
	2013	54	23.62 to 23.08	1,256	1.50 to 1.00	0.47	-6.48 to -6.94
	2012	72	25.26 to 24.81	1,809	1.50 to 1.00	7.00	6.09 to 5.56
	2011	71	23.81 to 23.50	1,679	1.50 to 1.00	6.24	7.99 to 7.46
	2010	81	22.04 to 21.87	1,768	1.50 to 1.00	3.51	9.30 to 8.76

High Yield Trust Series NAV	2014	21	18.36 to 16.94	372	1.50 to 1.00	6.48	-1.00 to -1.49
	2013	25	18.54 to 17.20	433	1.50 to 1.00	6.42	7.59 to 7.06
	2012	29	17.23 to 16.06	480	1.50 to 1.00	7.62	17.88 to 17.30
	2011	33	14.62 to 13.69	463	1.50 to 1.00	8.05	0.13 to -0.37
	2010	41	14.60 to 13.74	572	1.50 to 1.00	39.04	12.61 to 12.05

International Equity Index Trust B Series NAV	2014	90	21.37 to 16.96	2,143	1.50 to 1.00	2.99	-5.52 to -5.99
	2013	100	22.73 to 17.95	2,544	1.50 to 1.00	2.45	13.39 to 12.83
	2012	110	20.15 to 15.83	2,491	1.50 to 1.00	1.15	16.60 to 16.02
	2011	126	17.36 to 13.58	2,489	1.50 to 1.00	3.15	-14.85 to -15.27
	2010	153	20.49 to 15.95	3,585	1.50 to 1.00	2.46	10.33 to 9.78

International Value Trust Series NAV	2014	102	15.21 to 13.26	1,522	1.50 to 1.00	2.74	-13.35 to -13.78
	2013	118	17.64 to 15.30	2,049	1.50 to 1.00	1.80	24.96 to 24.33
	2012	129	14.19 to 12.25	1,789	1.50 to 1.00	2.55	18.17 to 17.59
	2011	153	12.07 to 10.36	1,809	1.50 to 1.00	2.35	-13.66 to -14.09
	2010	168	14.05 to 12.00	2,311	1.50 to 1.00	2.03	8.05 to 7.68

Lifestyle Balanced MVP Series NAV	2014 (e)	752	29.76 to 17.26	37,472	1.50 to 1.00	2.69	3.22 to 2.71
	2013	1,089	28.98 to 16.72	49,760	1.50 to 1.00	2.76	11.77 to 11.22
	2012	1,224	26.05 to 14.96	50,068	1.50 to 1.00	2.20	10.79 to 10.24
	2011	1,432	23.63 to 13.50	52,994	1.50 to 1.00	3.13	-0.33 to -0.83
	2010	1,661	23.83 to 13.55	62,121	1.50 to 1.00	2.66	10.66 to 10.11

Lifestyle Balanced Trust PS Series NAV	2014 (f)	391	13.21 to 13.19	5,157	1.50 to 1.40	3.15	4.47 to 4.36

Mid Cap Stock Trust Series NAV	2014	107	53.91 to 40.37	5,792	1.50 to 1.00	0.14	7.04 to 6.51
	2013	118	50.62 to 37.72	6,015	1.50 to 1.00	0.07	35.48 to 34.80
	2012	131	37.55 to 27.84	4,935	1.50 to 1.00	0.00	21.13 to 20.53
	2011	154	31.15 to 22.98	4,822	1.50 to 1.00	0.00	-10.07 to -10.52
	2010	182	34.82 to 25.56	6,362	1.50 to 1.00	0.00	21.85 to 21.24

Mid Value Trust Series NAV	2014	21	37.89 to 37.24	788	1.50 to 1.00	0.77	9.60 to 9.05
	2013	25	34.57 to 34.15	854	1.50 to 1.00	1.04	30.16 to 29.52
	2012	27	26.56 to 26.37	718	1.50 to 1.00	0.84	18.36 to 17.78
	2011	37	22.44 to 22.39	841	1.50 to 1.00	0.71	-5.75 to -6.22
	2010	42	23.87 to 23.81	1,005	1.50 to 1.00	2.10	15.01 to 14.44

21

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Notes to Financial Statements — (continued)

December 31, 2014

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Money Market Trust B Series NAV	2014	123	$12.80 to $12.79	$1,893	1.50% to 1.00%	0.00%	-0.99% to -1.49%
	2013	158	13.00 to 12.92	2,478	1.50 to 1.00	0.01	-0.98 to -1.48
	2012	239	13.19 to 13.05	3,758	1.50 to 1.00	0.04	-0.95 to -1.44
	2011	255	13.38 to 13.17	4,089	1.50 to 1.00	0.00	-0.91 to -1.41
	2010	325	13.57 to 13.30	5,259	1.50 to 1.00	0.05	-0.95 to -1.44

Real Estate Securities Trust Series NAV	2014	45	65.29 to 49.19	3,544	1.50 to 1.00	1.59	30.44 to 29.79
	2013	55	50.30 to 37.71	3,266	1.50 to 1.00	1.79	-1.05 to -1.54
	2012	64	51.09 to 38.11	3,935	1.50 to 1.00	1.70	16.17 to 15.60
	2011	77	44.19 to 32.80	4,117	1.50 to 1.00	1.53	8.49 to 7.94
	2010	84	40.94 to 30.24	4,136	1.50 to 1.00	1.88	27.91 to 27.28

Short Term Government Income Trust Series NAV	2014	59	14.99 to 13.34	893	1.50 to 1.00	2.01	0.17 to -0.31
	2013	67	15.04 to 13.32	1,015	1.50 to 1.00	1.84	-1.74 to -2.22
	2012	80	15.38 to 13.55	1,245	1.50 to 1.00	1.64	0.16 to -0.32
	2011	93	15.43 to 13.53	1,449	1.50 to 1.00	2.35	1.79 to 1.29
	2010	104	15.23 to 13.29	1,593	1.50 to 1.00	1.52	1.22 to 0.89

Small Cap Growth Trust Series NAV	2014	168	24.78 to 21.47	4,118	1.50 to 1.00	0.00	6.53 to 6.00
	2013	184	23.37 to 20.15	4,274	1.50 to 1.00	0.00	42.78 to 42.07
	2012	203	16.45 to 14.12	3,307	1.50 to 1.00	0.00	15.37 to 14.80
	2011	222	14.33 to 12.23	3,161	1.50 to 1.00	0.00	-7.72 to -8.18
	2010	251	15.61 to 13.26	3,889	1.50 to 1.00	0.00	20.93 to 20.33

Small Cap Value Trust Series NAV	2014	20	45.95 to 45.28	929	1.50 to 1.40	0.65	5.76 to 5.65
	2013	24	43.45 to 42.86	1,046	1.50 to 1.40	0.57	31.48 to 31.34
	2012	28	33.05 to 32.63	908	1.50 to 1.40	0.85	14.18 to 14.06
	2011	35	28.94 to 28.61	1,002	1.50 to 1.40	0.84	-0.26 to -0.36
	2010	41	29.02 to 28.71	1,182	1.50 to 1.40	0.43	24.40 to 24.27

Total Bond Market Trust B Series NAV	2014	108	18.80 to 17.34	1,937	1.50 to 1.00	3.41	5.00 to 4.48
	2013	38	17.90 to 16.60	652	1.50 to 1.00	3.01	-3.41 to -3.89
	2012	52	18.53 to 17.27	907	1.50 to 1.00	1.62	3.05 to 2.54
	2011	53	17.98 to 16.84	912	1.50 to 1.00	4.20	6.52 to 6.00
	2010	58	16.88 to 15.89	931	1.50 to 1.00	4.16	5.44 to 4.91

Ultra Short Term Bond Trust Series NAV	2014	4	12.19 to 12.17	49	1.50 to 1.40	4.93	-1.36 to -1.46
	2013(f)	0	12.36 to 12.35	0	1.50 to 1.40	4.89	-1.12 to -1.19

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

(c)

These ratios, which are not annualized, represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, which are not annualized, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)	Renamed on May 5, 2014. Previously known as Lifestyle Balanced Trust.

(f)	Sub-account available in prior year but no activity.

22

John Hancock Life Insurance Company (U.S.A.) Separate Account X

Notes to Financial Statements — (continued)

December 31, 2014

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable annuity contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Contract Charges

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 1.00% and 1.50% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

23

PART C OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

DATE OF CHANGE	OLD NAME	NEW NAME
February 1, 2000	John Hancock Mutual Life Insurance Company	John Hancock Life Insurance Company*
January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (U.S.A.)
January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC
January 1, 2005	Manufacturers Securities Services LLC	John Hancock Investment Management Services LLC
January 1, 2010	John Hancock Variable Annuity Account V	John Hancock Life Insurance Company (U.S.A.)
Separate Account X

*	Effective January 1, 2010, John Hancock Life Insurance Company (“JHLICO”) and John Hancock Variable Life Insurance Company (“JHVLICO”) merged into John Hancock Life Insurance Company (U.S.A.) with the latter becoming the owner of all of JHLICO’s and JHVLICO’s assets.

* * * * *

ITEM 24.	FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS.

(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account X. [FILED HEREWITH]

(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.). [FILED HEREWITH]

(B) EXHIBITS:

1.	(a)	John Hancock Life Insurance Company Board Resolution establishing the John Hancock Variable Annuity Account V, dated April 8, 1996; incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 1, filed with the Commission on April 25, 1995.

	(b)	John Hancock Life Insurance Company (U.S.A.) Board Resolutions dated September 28, 2009 accepting and renaming the separate account upon merger to John Hancock Life Insurance Company (U.S.A.) Separate Account X—incorporated by reference to Exhibit (24)(B)(1)(b) to this initial Registration Statement filed on Form N-4, File No. 333-164142, filed on January 4, 2010.

2.		Not Applicable.

3.	(a)	Distribution and Servicing Agreement dated February 17, 2009 - incorporated by reference to Exhibit (24)(b)(3)(ii) to Post-Effective Amendment No. 31 to Form N-4, File No. 333-70728, filed on April 30, 2009.

	(b)	General Agent and Broker-Dealer Selling Agreement—incorporated by reference to Exhibit (24)(b)(3)(b) to Post-effective Amendment No. 7 to Form N-4 Registration Statement of John Hancock Life Insurance Company (File Nos. 333-84771) filed April 3, 2009.

4.	(a)	Form of periodic payment deferred annuity contract, included in initial Form N-4 Registration Statement and Post-Effective Amendment No. 3 to the Form N-4 Registration Statement to this File No. 33-82646, filed August 10, 1994, and December 13, 1997, respectively.

	(b)	Form of Endorsement dated December 31, 2009 applicable to contracts, policies or certificates as a result of the merger of John Hancock Life Insurance Company into John Hancock Life Insurance Company (U.S.A.) - incorporated by reference to Exhibit (24)(B)(4)(b) to this initial Registration Statement filed on Form N-4, File No. 333-164142, filed on January 4, 2010.

5.		Form of annuity contract application, included in initial Form N-4 Registration Statement and Post-Effective Amendment No. 3 to the Form N-4 Registration Statement to this File No. 33-82646, filed August 10, 1994, and December 13, 1997, respectively.

6.	(a)	Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

	(b)	Certificate of Amendment to Certificate of Incorporation of the Company, Name Change July 1984—Incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed November 14, 1997.

	(c)	Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005—Incorporated by reference to Exhibit (b)(6)(iii) to post-effective amendment no. 20 to Registration Statement (File No. 333-70728), filed on May 1, 2007.

	(d)	By-Laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.) dated December 2, 1992. - Incorporated by reference to Exhibit A(6)(b) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

	(e)	Amendment to By-Laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.) dated June 7, 2000. - Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

	(f)	Amendment to By-Laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.) dated March 12, 1999. - Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

	(g)	Amendment to By-Laws reflecting the Company’s name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005—Incorporated by reference to Exhibit (b)(6)(v) to post-effective amendment no. 20 to Registration Statement (File No. 333-70728), filed on May 1, 2007.

	(h)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit 24 (b) (6) (vi) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed November 8, 2010.

	(i)	Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, incorporated by referenced to Exhibit 24 (b) (6) (vii) to Post-Effective Amendment No. 35 to Registration Statement File No. 333-70728, filed November 8, 2010.

	(j)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to Exhibit 24(b)(6)(viii) to Post-Effective Amendment No. 6 to Registration Statement File No. 333-162245, filed January 18, 2013.

7.		Not Applicable.

8.		Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

	(a)	Service Agreement and Indemnity Combination Coinsurance and Modified Coinsurance Agreement of Variable Annuity Contracts between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York—incorporated by reference to Exhibit (24)(B)(8)(b) to this initial Registration Statement filed on Form N-4, File No. 333-164142, filed on January 4, 2010.

	(b)	(1) CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this Exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

(2) Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)(a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this Exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

	(c)	(i) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

(ii) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(iii) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

9.	(a)	Opinion and Consent of Counsel, incorporated by reference to Pre-Effective Amendment No. 1 to File No. 333-81103, filed on August 9, 1999.

	(b)	Opinion and Consent of Counsel- incorporated by reference to Exhibit 24(B)(9)(b) to this initial Registration Statement filed on Form N-4, File No. 333-164142, filed on January 4, 2010.

10.	(a)	Representation of counsel (included as part of its opinion filed as Exhibit 9(b) and incorporated herein by reference).

	(b)	Consent of Independent Registered Public Accounting Firm. [FILED HEREWITH].

	(c)	Powers of Attorney for: John D. DesPrez III; James R. Boyle; Thomas Borshoff, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Bradford J. Race; Rex Schlaybaugh, Jr.; and John G. Vrysen-incorporated by reference to Exhibit 24(B)(10)(c) to this initial Registration Statement filed on Form N-4, File No. 333-164142, filed on January 4, 2010.

	(d)	Powers of Attorney for Paul M. Connolly and Steven Finch, incorporated by reference to Exhibit 24(B)(10)(d) to this Registration Statement, File No. 333-164142, filed on May 2, 2011.

	(e)	Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(B)(10)(e) to this Registration Statement, File No. 333-164142, filed on April 30, 2012.

	(f)	Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(B)(10)(f) to Post-Effective Amendment No. 4 to this Registration Statement, File No. 333-164142, filed on April 25, 2013.

(g)	Power of Attorney for Michael Doughty, incorporated by reference to Exhibit 24(B)(10)(g) to Post-Effective Amendment No. 6 to this Registration Statement, File No. 333-164142, filed on April 28, 2014.

11.	Not Applicable.

12.	Not Applicable.

Item 25.	Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF MARCH 25, 2015

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Craig Bromley*	Chairman and President
Thomas Borshoff*	Director
Paul M. Connolly*	Director
Michael Doughty***	Director and Executive Vice President
Steven Finch*	Executive Vice President and Chief Financial Officer
Ruth Ann Fleming*	Director
James D. Gallagher*	Director, Executive Vice President, General Counsel and Chief Administrative Officer
Scott S. Hartz***	Director, Executive Vice President, and Chief Investment Officer – U.S. Investments
Rex Schlaybaugh, Jr.*	Director
John G. Vrysen*	Director
John C.S. Anderson	Senior Vice President
Andrew G. Arnott*	Senior Vice President
Kevin J. Cloherty*	Senior Vice President
Barry Evans#	Senior Vice President
Peter Gordon*	Senior Vice President
Brian Heapps***	Senior Vice President
Gregory Mack*	Senior Vice President
Janis K. McDonough***	Senior Vice President
H. Steven Moore**	Senior Vice President and Treasurer
James O’Brien†	Senior Vice President
Sebastian Pariath*	Senior Vice President, Head of Operations and Chief Information Officer
Timothy Ramza*	Senior Vice President
Alan R. Seghezzi***	Senior Vice President
Anthony Teta***	Senior Vice President
Brooks Tingle***	Senior Vice President
Emanuel Alves*	Vice President, Counsel, and Corporate Secretary
Roy V. Anderson*	Vice President
Abigail M. Armstrong***	Vice President
Kevin Askew††	Vice President
James Bacharach*	Vice President
William Ball	Vice President
William D. Bertrand	Vice President
Ann Birle†	Vice President
Stephen J. Blewitt***	Vice President
Alan Block*	Vice President
Robert Boyda*	Vice President
Grant Buchanan**	Vice President
David Campbell**	Vice President and Chief Risk Officer
Bob Carroll*	Vice President
Rick A. Carlson*	Vice President
Brian Collins†	Vice President
Paul M. Crowley	Vice President
John J. Danello*	Vice President
Brent Dennis***	Vice President
Robert Donahue††	Vice President
Paul Gallagher†††	Vice President
Ann Gencarella***	Vice President
Gerald C. Hanrahan, Jr.	Vice President
Richard Harris**	Vice President and Appointed Actuary

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF MARCH 25, 2015

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
John Hatch*	Vice President
Kevin Hill***	Vice President
Eugene Xavier Hodge, Jr.***	Vice President
James C. Hoodlet***	Vice President
Roy Kapoor**	Vice President
Mitchell Karman*	Vice President, Chief Compliance Officer, and Counsel
Frank Knox*	Vice President, Chief Compliance Officer – Retail Funds/Separate Accounts
Hung Ko**	Vice President, Treasury
David Kroach*	Vice President
Robert Leach*	Vice President
Scott Lively*	Vice President
Cheryl Mallett**	Vice President
Nathaniel I. Margolis***	Vice President
John B. Maynard†	Vice President
Karen McCafferty*	Vice President
Scott A. McFetridge***	Vice President
William McPadden***	Vice President
Maureen Milet***	Vice President and Chief Compliance Officer - Investments
Scott Morin*	Vice President
Jeffrey H. Nataupsky*	Vice President
Scott Navin***	Vice President
Betty Ng**	Vice President
Nina Nicolosi*	Vice President
Jeffrey Packard***	Vice President
Frank O’Neill*	Vice President
Daragh O’Sullivan***	Vice President
Jacques Ouimet†	Vice President
Gary M. Pelletier***	Vice President
David Plumb†	Vice President
Tracey Polsgrove*	Vice President
Krishna Ramdial**	Vice President, Treasury
S. Mark Ray***	Vice President
Jill Rebman**	Vice President
George Revoir*	Vice President
Mark Rizza*	Vice President
Andrew Ross**	Vice President
Lisa Ann Ryan†	Vice President
Thomas Samoluk*	Vice President
Martin Sheerin*	Vice President
Gordon Shone*	Vice President
Susan Simi	Vice President
Rob Stanley*	Vice President
Tony Todisco††	Vice President
Simonetta Vendittelli*	Vice President and Controller
Peter de Vries**	Vice President
Linda A. Watters*	Vice President
Jeffery Whitehead*	Vice President
Brent Wilkinson†	Vice President
Henry Wong***	Vice President
Leo Zerilli*	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF MARCH 25, 2015

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon Street, Boston, MA 02117
****	Principal business office is 164 Corporate Drive Portsmouth, NH 03801
†	Principal business office is 200 Berkeley Street, Boston, MA 02116
††	Principal business office is 380 Stuart Street, Boston, MA 02116
†††	Principal business office is 200 Clarendon Street, Boston, MA 02116
††††	Principal business office is 25 Water Street South, Kitchener, ON Canada N2G 4Y5
#	Principal business office is 101 Huntington Avenue, Boston, MA 02199

ITEM 26.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2014 appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2014

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)(4)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Western Holdings Limited Partnership(3) (Alberta)
95%
PT Asuransi Jiwa Manulife Indonesia(1) (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
97.7%
60%
Manulife Asset Management (Thailand) Company Limited (Thailand)
20%
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
60%
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Investments Japan Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
58.5%
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
40%
60%
John Hancock Investment Management Services, LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
The Berkeley Financial Group, LLC (Delaware)
99.9%
John Hancock Advisers, LLC(2) (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
Indirect Control
Direct Control

MANULIFE FINANCIAL CORPORATION PRINCIPAL SUBSIDIARIES - December 31, 2014 For External Use (1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company (2) The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by John Hancock Subsidiaries LLC (3) 99% limited partnership interest is held by The Manufacturers Life Insurance Company (4) 99% limited partnership interest is held by Manulife Property Limited Partnership This chart displays voting interest. All entities are 100% controlled unless otherwise indicated. Indirect Control Direct Control

ITEM 27. NUMBER OF CONTRACT OWNERS

Outstanding, as of March 31, 2015, were 214 qualified contracts of Independence 2000 and 906 qualified contracts of Independence Preferred; and 234 nonqualified contracts of Independence 2000 and 739 nonqualified contracts of Independence Preferred of the series offered.

ITEM 28. INDEMNIFICATION

Article XIV of the Restated Articles of Redomestication of the Company provides as follows:

No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director’s fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

i)	a breach of the director’s duty or loyalty to the Corporation or its shareholders or policyholders;

ii)	acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

iii)	a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

iv)	a transaction from which the director derived an improper personal benefit; or

v)	an act or omission occurring on or before the date of filing of these Articles of Incorporation.

If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XIV shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a)	Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)	John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Michael Doughty***, Steven Finch***, James C. Hoodlet***, George Revoir*, Alan Seghezzi*** and Christopher M. Walker**) who have authority to act on behalf of JHD LLC.

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon Street, Boston, MA 02116

(c)	None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All books and records are maintained at 601 Congress Street, Boston MA 02110.

ITEM 31. MANAGEMENT SERVICES

Not applicable.

ITEM 32. UNDERTAKINGS

(a)	Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

John Hancock Life Insurance Company (U.S.A.) (“Company”) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4

(1)	The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2)	The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3)	The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 27th day of April, 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
SEPARATE ACCOUNT X
(Registrant)

By:	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(Depositor)

By:	/s/ Craig Bromley
Craig Bromley
Chairman and President

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:	/s/ Craig Bromley
Craig Bromley
Chairman and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 27th day of April, 2015.

Signature	Title

/s/ Craig Bromley	Chairman and President
Craig Bromley	(Principal Executive Officer)

/s/ Steven Finch	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
Steven Finch

/s/ Simonetta Vendittelli	Vice President and Controller
Simonetta Vendittelli	(Principal Accounting Officer)

*	Director
Thomas Borshoff

*	Director
Paul M. Connolly

*	Director
Michael Doughty

*	Director
Ruth Ann Fleming

*	Director
James D. Gallagher

*	Director
Scott S. Hartz

*	Director
Rex Schlaybaugh, Jr.

*	Director
John G. Vrysen

*/s/ Thomas J. Loftus	Senior Counsel—Annuities
Thomas J. Loftus
Pursuant to Power of Attorney

EXHIBIT INDEX

ITEM NO.	DESCRIPTION

24(B)(10)(b)	Consent of independent registered public accounting firm